Exhibit 10.156

[***]                   DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

INTEL/MICRON CONFIDENTIAL

THE INTERESTS EVIDENCED BY THIS DOCUMENT ARE SUBJECT TO RESTRICTIONS ON ASSIGNMENT AND TRANSFER SET FORTH HEREIN. IN ADDITION, THE INTERESTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNTIL REGISTERED OR UNTIL THE BOARD OF MANAGERS HAS RECEIVED AN OPINION OF LEGAL COUNSEL, OR OTHER ASSURANCES SATISFACTORY TO THAT BOARD, THAT AN INTEREST MAY LEGALLY BE SOLD OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION, ALL AS PROVIDED IN THIS DOCUMENT.

LIMITED LIABILITY COMPANY OPERATING AGREEMENT

OF

IM FLASH TECHNOLOGIES, LLC

BY AND BETWEEN

MICRON TECHNOLOGY, INC. AND INTEL CORPORATION

January  6, 2006

6.4	Meetings of the Board of Managers; Quorum	23
6.5	Notice; Waiver	23
6.6	Action Without a Meeting; Meetings by Telecommunications	23
6.7	Alternate Managers	24
6.8	Compensation of Managers	24

ARTICLE 7. MEMBERS		24

7.1	Rights of Members; Meetings	24
7.2	Limitations on the Rights of Members	25
7.3	Limited Liability of the Members	26
7.4	Voting Rights of Members	26
7.5	Defaulting Member	29
7.6	Cooperation	29

ARTICLE 8. OFFICERS AND COMMITTEES		29

8.1	Intel Executive Officer	29
8.2	Micron Executive Officer	29
8.3	Lead Controller/Chief Financial Officer	30
8.4	Chief Executive Officer	31
8.5	General Provisions Regarding Officers	31
8.6	Manufacturing Committee	32
8.7	Waiver of Fiduciary Duties	32

ARTICLE 9. EMPLOYEE MATTERS		33

9.1	Joint Venture Company Employees; Seconded Employees	33
9.2	Performance and Removal of Seconded Employees	33
9.3	Forms	34
9.4	Compensation and Benefits	35

ARTICLE 10. RECORDS, ACCOUNTS AND REPORTS		35

10.1	Books and Records	35
10.2	Access to Information	36
10.3	Operations Reports	37
10.4	Financial Reports	37
10.5	Reportable Events	39
10.6	Tax Information	41
10.7	Tax Matters and Tax Matters Partner	42
10.8	Bank Accounts and Funds	42
10.9	Internal Controls	42

ARTICLE 11. BUSINESS PLAN		44

11.1	Initial Business Plan; Initial Budgets	44
11.2	Subsequent Business Plans	47
11.3	Expenditures	50
11.4	Fab Criteria	50
11.5	Quarterly Business Plan	50

11.6	Operating Plan	50
11.7	Use of Member Names	51
11.8	Insurance	51

ARTICLE 12. TRANSFER RESTRICTIONS; PURCHASE OPTIONS		51

12.1	Restrictions on Transfer	51
12.2	Permitted Transfers	52
12.3	Additional Members	53
12.4	Purchase of Additional Interest	53
12.5	Purchase of Remaining Interest	53

ARTICLE 13. DISSOLUTION AND LIQUIDATION		56

13.1	Dissolution	56
13.2	Determination of [***] Value	58
13.3	No Withdrawal	59
13.4	Micron [***] Reimbursement; [***] True-Up Payment	59
13.5	Micron Purchase Option on [***]	59
13.6	Intel Purchase Option	59
13.7	Additional Micron Option	60
13.8	Remaining Facilities Draft	60
13.9	Auction of Single Remaining Facility	62
13.10	Closing of Purchases	62
13.11	Auction of Remaining Assets	62
13.12	Winding Up	62
13.13	Liquidation	63
13.14	Supply Agreements	64
13.15	Employees	64

ARTICLE 14. EXCULPATION AND INDEMNIFICATION		65

14.1	Exculpation	65
14.2	Indemnification	65

ARTICLE 15. GOVERNMENTAL APPROVALS 66

15.1	Governmental Approvals	66

ARTICLE 16. FORMATION OF ADDITIONAL ENTITIES		68

16.1	Formation of U.S. Subsidiaries	68

16.2	Formation of Foreign Facilities Company	68

ARTICLE 17. DEADLOCK; OTHER DISPUTE RESOLUTION; EVENT OF DEFAULT		69

17.1	Deadlock	69
17.2	Resolution of Deadlock	70
17.3	Definition of	70
17.4	Definition of	70
17.5	Other Dispute Resolution	70

17.6	Mediation	71
17.7	Event of Default	71
17.8	Specific Performance	72
17.8	Tax Matters	72

ARTICLE 18. MISCELLANEOUS PROVISIONS		72

18.1	Notices	72
18.2	Waiver	73
18.3	Assignment	73
18.4	Third Party Rights	73
18.5	Choice of Law	74
18.6	Headings	74
18.7	Entire Agreement	74
18.8	Severability	74
18.9	Counterparts	74
18.10	Further Assurances	74
18.11	Consequential Damages	74
18.12	Jurisdiction; Venue	74
18.13	Confidential Information	75
18.14	Certain Interpretive Matters	75

APPENDICES

Appendix A	Definitions
Appendix B	Tax Matters
Appendix C	Initial Managers
Appendix D	Initial Capital Contributions
Appendix E	Manufacturing Committee Charter

SCHEDULES

Schedule 1	[***] Schedule
Schedule 2	Insurance
Schedule 3	Intel Matters
Schedule 4	Micron Matters

EXHIBITS

Exhibit A	Form of Mandatory Note
Exhibit B	Form of Optional [***] Note
Exhibit C	Form of Optional Other Note

v

LIMITED LIABILITY COMPANY OPERATING AGREEMENT

OF

IM FLASH TECHNOLOGIES, LLC

This LIMITED LIABILITY COMPANY OPERATING AGREEMENT (this “Agreement”) of IM Flash Technologies, LLC, a Delaware limited liability company (the “Joint Venture Company”), is made and entered into as of this 6th day of January 2006 (the “Effective Date”), by and between Micron Technology, Inc., a Delaware corporation (“Micron”), and Intel Corporation, a Delaware corporation (“Intel”) (Micron and Intel are each referred to individually as a “Member,” and collectively as the “Members”). Capitalized terms used in this Agreement shall have the respective meanings ascribed to such terms in Appendix A to this Agreement.

RECITALS

A.            Prior to the Effective Date, Micron formed the Joint Venture Company to engage in the activities set forth in Section 1.4 hereof, and, immediately prior to the execution and delivery of this Agreement, Micron was the sole member of the Joint Venture Company; and

B.            Prior to or contemporaneously with the execution of this Agreement, the Joint Venture Company, Micron and Intel have each entered into the Joint Venture Documents to which they are a party, as described in the Master Agreement.

ARTICLE 1.
ORGANIZATIONAL MATTERS

1.1           The Joint Venture Company. The Joint Venture Company is a limited liability company organized under the Delaware Limited Liability Company Act (Del. Code Ann. tit. 6 §§ 18-101 et seq.), as amended from time to time (the “Act”), and governed by the terms and conditions set forth in this Agreement. The Joint Venture Company is a Delaware limited liability company as a result of the filing of a certificate of formation (the “Certificate”) in the office of the Delaware Secretary of State in accordance with the Act.

1.2           Name. The name of the Joint Venture Company is “IM Flash Technologies, LLC.”

1.3           Term. The initial term of the business of the Joint Venture Company shall continue until the earlier of the tenth anniversary of the Effective Date and the termination of the Joint Venture Company prior to such date in accordance with this Agreement (the “Initial Term”). Such Initial Term may be extended by mutual written agreement of the Members at least [***] prior to the expiration of the Initial Term or any Renewal Term (any such extensions to be on such terms and for such period as set forth in writing and agreed to by the Members) (each such extended term, a “Renewal Term,” and together with the Initial Term, the “Term”).

1.4           Purpose of the Joint Venture Company; Business. The purpose of the Joint Venture Company shall be (A) to engage in the business of manufacturing for the Members NAND Flash Memory Products in various forms, including NAND Flash Memory Wafers, and such other forms of memory products as may be determined by the Board of Managers from time to time, and related memory product manufacturing development activities, (B) to enter into any other lawful business, purpose or activity in which a limited liability company may be engaged under Applicable Law (including the Act), as the Members may determine from time to time, subject to and in accordance with the terms and conditions of this Agreement, and (C) to enter into any lawful transaction and engage in any lawful activities in furtherance of the foregoing purposes and as may be necessary or incidental to, connected with or arising out of the foregoing purposes in accordance with the terms and conditions of this Agreement; provided, however, that a Member having an Economic Interest above [***] percent ([***]%) may, in its sole discretion, include the manufacture of other forms of memory products in the purpose of the Joint Venture Company (other than (i) [***] if such Member is Intel and (ii) Intel [***] if such Member is Micron), so long as the amount, delivery schedule, pricing and terms of the other Member’s supply of Joint Venture Products remain as they existed immediately prior to the time at which the decision to include the manufacture of such other forms of memory products is made.

1.5                                 Principal Place of Business; Other Places of Business; Registered Office and Agent.

(A)          The principal place of business and mailing address of the Joint Venture Company shall be IM Flash Technologies, LLC, 1550 East 3400 North, Lehi, Utah 84043, or such other address within or outside of the State of Delaware as the Board of Managers may from time to time designate. The Board of Managers may change the principal place of business of the Joint Venture Company to such other place or places within or outside the State of Delaware as the Board of Managers may from time to time determine, in its sole and absolute discretion and, if necessary, the Board of Managers shall cause the Certificate to be amended in accordance with the applicable requirements of the Act to effectuate the change in the principal place of business.

(B)           Other places of business of the Joint Venture Company shall initially be in Boise, Idaho and Manassas, Virginia. The Joint Venture Company may maintain offices and places of business at such other place or places within or outside the State of Delaware as the Board of Managers may deem to be advisable.

(C)           The registered office of the Joint Venture Company in the State of Delaware shall be Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, and the initial registered agent for service of process at such registered office shall be The Corporation Trust Company. The registered office and the registered agent may be changed from time to time by the Board of Managers, by causing the prescribed form, accompanied by the requisite filing fee, to be filed with the Delaware Secretary of State in accordance with the Act.

1.6           Fictitious Business Name Statement; Other Certificates. The Authorized Officers, or the Chief Executive Officer, as applicable, shall, from time to time, cause the Joint Venture Company to be registered as a foreign limited liability company and to file fictitious or trade name statements or certificates in those jurisdictions and offices as the Board of Managers considers necessary or appropriate. The Joint Venture Company may engage in business activities under any fictitious business names selected by the Board of Managers. The Authorized Officers, or the Chief Executive Officer, as applicable, shall, from time to time, file or cause to be filed certificates of amendment, certificates of cancellation, or other certificates as the Board of Managers reasonably considers necessary or appropriate under the Act or under the laws of any jurisdiction in which the Joint Venture Company is doing business to establish and continue the Joint Venture Company as a limited liability company or to protect the limited liability of the Members.

1.7           Admission of Members. Intel and Micron hereby confirm and agree to their status as Members of the Joint Venture Company upon the execution of this Agreement.

1.8           Supply Agreements. Contemporaneously with the execution of this Agreement, Intel and Micron have entered into the Supply Agreements with the Joint Venture Company pursuant to which, subject to the terms and conditions set forth in the applicable Supply Agreement, each Member shall purchase from the Joint Venture Company, and the Joint Venture Company shall supply to each Member, a percentage of the Joint Venture Company’s output of Products equal to such Member’s Sharing Interest.

ARTICLE 2.
CAPITALIZATION

2.1           Initial Capital Contributions of the Members.

(A)          Intel Initial Capital Contribution. The Members acknowledge and agree that, contemporaneously herewith, Intel shall be deemed to have delivered to the Joint Venture Company all of the Intel Initial Contributed Assets, as identified on Appendix D. These transactions shall be treated by Intel and the Joint Venture Company as the Initial Capital Contribution by Intel of the Intel Initial Contributed Assets in the manner and with a value as set forth on Appendix D.

(B)           Micron Initial Capital Contribution. The Members acknowledge and agree that, contemporaneously herewith, Micron shall be deemed to have delivered to the Joint Venture Company all of the Micron Initial Contributed Assets, as identified on Appendix D. These transactions shall be treated by Micron and the Joint Venture Company as the Initial Capital Contribution by Micron of the Micron Initial Contributed Assets in the manner and with a value as set forth on Appendix D.

2.2           Initial Capital Contribution Reserve. The Joint Venture Company shall use all funds contributed (either in cash or pursuant to a promissory note, in accordance with Appendix D) as Initial Capital Contributions before permitting any Additional Capital Contributions. Moreover, the Intel Additional Cash and the Micron Additional Cash shall be transferred to a reserve account promptly after such funds are delivered to the Joint Venture Company. Such monies shall be invested in such investment or investments as the Board of Managers may hereafter designate and shall not be expended by the Joint Venture Company until such time as all other funds contributed as Initial Capital Contributions of the Members have been expended. Such amounts shall be deemed to be necessary reserves for purposes of distributions under Section 5.1(A).

2.3           Additional Capital Contributions.

(A)          [***] Capital Contributions. In addition to the Initial Capital Contributions, each Member shall make Capital Contributions to the Joint Venture Company equal to its [***] Capital Contributions; provided, however, that in no event shall (1) Intel be obligated to make [***] Capital Contributions in the aggregate in excess of the Intel Maximum Incremental Capital Amount, or (2) Micron be obligated to make [***] Capital Contributions in the aggregate in excess of the Micron Maximum Incremental Capital Amount. Such [***] Capital Contributions shall be made in quarterly installments on the twenty-fifth (25th) day of each Fiscal Quarter of the Joint Venture Company (or if such day is not a Business Day, then on the next Business Day after such day) in amounts equal to the sum of (a) the amounts required for the remainder of the Fiscal Quarter in which the [***] Capital Contributions are made and (b) the amounts required for the first twenty-five (25) days of the upcoming Fiscal Quarter (or if such day is not a Business Day, then through the next Business Day after such day), each as set forth in the Approved Business Plan in effect at the time of such contribution.

(B)           [***] Capital Contributions. Except as mutually agreed in writing by both Members, each Member may, but shall not be required to, make Capital Contributions to the Joint Venture Company equal to its [***] Capital Contribution. Such [***] Capital Contributions shall be made in quarterly installments on the twenty-fifth (25th) day of each Fiscal Quarter of the Joint Venture Company (or if such day is not a Business Day, then on the next Business Day after such day) in an amount equal to the sum of (a) the amounts of the [***] Capital Contributions scheduled for the remainder of the Fiscal Quarter in which the [***] Capital Contributions are made and (b) the amounts of the [***] Capital Contributions scheduled for the first twenty-five (25) days of the upcoming Fiscal Quarter (or if such day is not a Business Day, then through the next Business Day after such day), each as set forth in the Approved Business Plan in effect at the time of such contribution.

(C)           Other Capital Contributions. Except as mutually agreed in writing by both Members, each Member may, but shall not be required to, make Capital Contributions (other than [***] Capital Contributions and [***] Capital Contributions) to the Joint Venture Company equal to its [***] as set forth in the Annual Budget included in the Approved Business Plan for the Fiscal Year in which the contributions are to be made. Any such Capital Contributions shall be made in quarterly installments on the twenty-fifth (25th) day of each Fiscal Quarter of the Joint Venture Company (or if such day is not a Business Day, then on the next Business Day after such day) in an amount equal to the sum of (a) the amounts of such Capital Contributions scheduled for the remainder of the Fiscal Quarter in which such Capital Contributions are made and (b) the amounts of such Capital Contributions scheduled for the first twenty-five (25) days of the upcoming Fiscal Quarter (or if such day is not a Business Day, then through the next Business Day after such day), each as set forth in the Approved Business Plan in effect at the time of such contribution. Such contributed funds are hereinafter referred to as the “Other Capital Contributions” and, together with the [***] Capital Contributions and the [***] Capital Contributions, the “Additional Capital Contributions.”

(D)          No Other Contributions. Except as set forth in Sections 2.1 and 2.3(A), in the Joint Venture Documents and such other contributions as the Members may agree shall be required, no Member shall be required to make any Capital Contributions to the Joint Venture Company, and, except as contemplated by Section 2.3(B), 2.3(C) and 2.4, in the Joint Venture Documents and such other contributions as the Members may agree may be made (and except for Make-Up Contributions and any deemed contributions of amounts outstanding under Member Notes), no additional Capital Contribution to the Joint Venture Company shall be made by either Member without the consent of the other Member.

(E)           Coordination. The Members shall coordinate with each other regarding, and provide each other with advance written notice of, the timing of their delivery of each Additional Capital Contribution.

(F)           Partial Contributions. In the event that any Member determines to contribute less than its [***] of any Additional Capital Contribution, such Member shall provide notice of such determination specifying the amount of such Additional Capital Contribution it intends to make, if any. Such notice shall be provided to the Joint Venture Company and to the other Member as soon as practicable after such determination is made, but in any event not less than ten (10) Business Days prior to the date such Additional Capital Contribution is to be made. Any failure or delay in providing such notice shall not affect the right of any Member to refrain from providing such Additional Capital Contribution, nor shall it result in any liability for damages. Subject to Section 3.1, to the extent that a Member contributes less than its [***] of any Additional Capital Contribution for a given Fiscal Quarter, the other Member shall have the right to reduce its contribution proportionately. In the event that such other Member has already remitted any amount in respect of its Additional Capital Contribution, the Joint Venture Company shall, upon such other Member’s request and at its option, return such amount or deem all or a portion of such contribution to be Member Debt Financing hereunder. Any amount so requested to be returned or refunded shall be remitted to the requesting Member immediately by wire transfer of immediately available funds. The amount contributed for such Fiscal Quarter by the non-contributing Member (and the other Member, if its contribution is proportionately reduced) shall be applied in the following order:

(1)           First, to satisfy the obligation of such Member to contribute its [***] of any [***] Capital Contribution for such Fiscal Quarter;

(2)           Second, the remainder, if any, to fulfill the Member’s [***] of the amount, if any, of any Other Capital Contribution for such Fiscal Quarter relating to an Operational Fab;

(3)           Third, the remainder, if any, to fulfill the Member’s [***] of the amount, if any, of any Other Capital Contribution for such Fiscal Quarter relating to matters not addressed in the immediately preceding clause (2); and

(4)           Fourth, the remainder, if any, to fulfill the Member’s [***] of any amount of the [***] Capital Contribution for such Fiscal Quarter to be applied to a [***] under the [***] Budget, and if there is [***] such [***], each of such [***] in the order in which they appear on the [***] Schedule.

(G)           Priority of Contributions. Each Member shall contribute its [***] of the cumulative aggregate [***] Capital Contributions theretofore due (and shall pay any interest accrued thereon at the rate provided in Section 2.4(A)(3) as a result of such Member’s failure to make such contributions at the times and in the amounts required pursuant to Section 2.3(A)) other than any [***] Capital Contributions as to which the obligation to contribute has been terminated pursuant to Section 2.4(A)(2), before it may make any other Capital Contributions, including any [***] Capital Contributions (including by way of Make-Up Contributions), or any Other Capital Contribution or any Member Debt Financing; provided, however, that for purposes of this Section 2.3(G), a Member’s [***] of an Additional Capital Contribution shall be deemed to exclude any shortfall of an [***] Capital Contribution (1) for which the Joint Venture Company, or the other Member acting on its behalf, has not demanded payment or pursued any claim for payment and (2) any portion of which the Member is restricted from contributing, or the Joint Venture Company is restricted from paying, under Article 2 or Article 3.

(H)          Interim Loan. Each remittance of funds in respect of a Member’s [***] of an Additional Capital Contribution pursuant to this Section 2.3 shall, upon receipt by the Joint Venture Company of such funds, be deemed to be a loan (which shall bear no interest) to the Joint Venture Company of the entire amount so delivered until the other Member remits funds in respect of its [***] of such Additional Capital Contribution. At such time:

(1)           if both Members have remitted amounts equal to their respective [***] of the Additional Capital Contribution in full, all such amounts shall be deemed Additional Capital Contributions (whereupon the respective amounts remitted by the Members shall no longer be deemed loans and shall be added to the Members’ respective Capital Contribution Balances);

(2)           if there is a Shortfall Amount, the amount actually remitted by the Non-Funding Member shall be deemed an Additional Capital Contribution by such Member (and such amount shall no longer be deemed a loan and shall be added to the Non-Funding Member’s Capital Contribution Balance), and a portion of the amount actually remitted by the Funding Member equal to the product of (a) the Funding Member’s [***] of such Additional Capital Contribution (whether or not contributed in full) multiplied by (b) a fraction, the numerator of which is the amount actually remitted by the Non-Funding Member and the denominator of which is the Non-Funding Member’s [***] of the Additional Capital Contribution shall be deemed an Additional Capital Contribution (and such amount shall be added to the Funding Member’s Capital Contribution Balance). In such event, the remainder of the amount remitted by the Funding Member shall continue to be a loan to the Joint Venture Company until: (i) the return of all or a portion of such remaining funds upon the receipt by the Joint Venture Company of instructions from such Member to return all or a portion of such funds to the Member pursuant to Sections 2.3(F), 2.4(A)(1), 2.4(C) or 3.1(A); (ii) the Funding Member instructs the Joint Venture Company to deem all or a portion of such remaining funds an Additional Capital Contribution (whereupon all or such portion of such funds shall be added to the Member’s Capital Contribution Balance); or (iii) the Funding Member instructs the Joint Venture Company to deem all or a portion of such funds to be Member Debt Financing; provided that if the Joint Venture Company has not received instructions pursuant to subparagraphs (i), (ii) or (iii) above within fifteen (15) days of the date the applicable Additional Capital Contribution was due, the Joint Venture Company shall contact such Member to request such instruction.

2.4           Shortfalls in Contributions.

(A)          [***] Capital Contribution Shortfall.

(1)           If a Member fails to remit in full its [***] Capital Contribution, at the time and in the amount required pursuant to Section 2.3(A), the other Member, if it has remitted its [***] of such [***] Capital Contribution, may, at its election, (a) require that the Joint Venture Company return the remitting Member’s share of such [***] Capital Contribution to such remitting Member in part or in full, (b) make a Capital Contribution to the Joint Venture Company of any or all of the shortfall or (c) provide Optional [***] Financing in accordance with Section 3.2.

(2)           To the extent the other Member elects to contribute or loan the shortfall under Section 2.4(A)(1)(b) or (c) above, such other Member may elect, by written notice to the Joint Venture Company and the non-contributing Member, to terminate the right and obligation of the non-contributing Member to contribute any unpaid portion of such non-contributing Member’s [***] of the [***] Capital Contribution that the non-contributing Member failed to pay.

(3)           The other Member, if it has remitted its [***] of the [***] Capital Contribution, may direct the Joint Venture Company under Section 7.5 to (or may, on behalf of the Joint Venture Company) demand payment and pursue a claim against the non-contributing Member for payment. The non-contributing Member shall be obligated to pay interest (which interest shall not be treated as a Capital Contribution) on such uncontributed amount at [***] (as in effect on the date such contribution was scheduled to be made and adjusted every [***]), compounded [***], from the date such [***] Capital Contribution is due until the date it is paid. The Member that did not make an [***] Capital Contribution it was required to make under the terms of this Agreement shall pay to the Joint Venture Company and the other Member all costs, including attorneys’ fees, incurred by the Joint Venture Company and the other Member, respectively, in pursuing such claim for payment (which payments shall not be treated as Capital Contributions). Such Member shall not be liable for any additional damages. If the Joint Venture Company recovers against the non-contributing Member, the funds collected from the non-contributing Member shall be applied first to the payment in full of costs theretofore incurred by the Joint Venture Company or the other Member in the pursuit of the claim for payment against the non-contributing Member (and such amount shall not be treated as a Capital Contribution), then to all accrued but unpaid interest on such payment (and such amount shall not be treated as a Capital Contribution) and then to the payment of the delinquent portion of the [***] Capital Contribution (and such amount shall be added to the Capital Contribution Balance of the non-contributing Member). In addition, upon such payment by the non-contributing Member, (a) if a related Optional [***] Shortfall Note is then outstanding, the provisions of Section 3.2(D) (subject to Section 3.2(E)) shall apply and (b) if no related Optional [***] Shortfall Note is then outstanding, but the other Member has remitted to the Joint Venture Company the amount that the non-contributing Member was required to make, then the Joint

Venture Company shall immediately refund to the contributing Member an amount equal to the non-contributing Member’s payment that was treated as a Capital Contribution, and the Capital Contribution Balance of the contributing Member shall be reduced by such amount.

(4)           If, after a failure by a Member to timely make a Capital Contribution of its [***] of an [***] Capital Contribution that it was required to make under the terms of this Agreement, such Member wishes to make any payment with respect to such portion of the [***] Capital Contribution (and the ability to make such contribution has not been terminated pursuant to Section 2.4(A)(2)), the Joint Venture Company, with the consent of the other Member (which consent shall not be necessary if an action to collect such amount has been commenced by or at the direction of such other Member), shall accept such payment and apply it first to the payment in full of costs theretofore incurred by the Joint Venture Company or the other Member in the pursuit of a claim for payment against the non-contributing Member (and such amount shall not be treated as a Capital Contribution), then to all accrued but unpaid interest on such payment (and such amount shall not be treated as a Capital Contribution) and then to the payment of the delinquent portion of the [***] Capital Contribution (and such amount shall be added to the Capital Contribution Balance of such Member). In addition, upon such payment by the non-contributing Member, (a) if a related Optional [***] Shortfall Note is then outstanding, the provisions of Section 3.2(D) (subject to Section 3.2(E)) shall apply and (b) if no related Optional [***] Shortfall Note is then outstanding, but the other Member has remitted to the Joint Venture Company the amount that the non-contributing Member was required to make, then the Joint Venture Company shall immediately refund to the contributing Member an amount equal to the non-contributing Member’s payment that was treated as a Capital Contribution, and the Capital Contribution Balance of the contributing Member shall be reduced by such amount.

(5)           Notwithstanding any provision hereof to the contrary, the failure by a Member to contribute in [***] of any [***] Capital Contribution shall not constitute a Liquidating Event.

(B)           [***] Capital Contribution Shortfall. If a Member does not remit in [***] of any [***] Capital Contribution at the time and in the full amount permitted pursuant to Section 2.3(B), the provisions of Section 3.1 shall apply.

(C)           Other Capital Contribution Shortfall. If a Member does not remit [***] of any Other Capital Contribution, at the time and in the full amount permitted pursuant to Section 2.3(C), the other Member, if it has remitted its [***] of such Other Capital Contribution may, at its election, (1) require that the Joint Venture Company [***] of such Other Capital Contribution to the remitting Member in part or in full, (2) make a [***] to the Joint Venture Company of any or all of the shortfall or (3) provide Optional Other Financing in accordance with Section 3.3.

2.5           Miscellaneous Capital Provisions.

(A)          Capital Contributions shall be credited to the Capital Account of the contributing Member to the extent provided in Article 4 of this Agreement.

(B)           No interest shall be paid to a Member on Capital Contributions. A Member shall not be entitled to withdraw any of its Capital Contributions except as provided in Section 2.3(F), 2.4 or Section 3.1.

(C)           Except as otherwise provided in Article 13, a Member receiving a return of all or any portion of its Capital Contribution shall have no right to receive a particular type of property or a particular asset.

(D)          Any Capital Contributions to the Joint Venture Company to be made in cash shall be made by the Members by wire transfer of immediately available funds to the Joint Venture Company or its designated agent.

(E)           Except as otherwise provided in Section 2.4 or Article 3 or for trade credit for services or goods provided by a Member to the Joint Venture Company under any Joint Venture Document or any other agreement that has been approved as required in this Agreement, no Member shall advance funds or make loans to the Joint Venture Company without the approval of the Board of Managers. Any such approved advances or loans by a Member shall not be Capital Contributions and shall not result in any increase in the amount of such Member’s Capital Contribution Balance or entitle such Member to any increase in its Percentage Interest, except as otherwise provided in Section 2.4 or Article 3. The amount of such advances or loans shall be a debt of the Joint Venture Company to such Member and (unless such loan is subject to a written guaranty or other written agreement governing the liability of another party with respect thereto) shall be payable or collectible only out of the assets of the Joint Venture Company.

(F)           Except as provided in Section 5.2(C), the Joint Venture Company shall not make loans to, or guaranty any indebtedness of, any Member or any other Person other than a Wholly-Owned Subsidiary of the Joint Venture Company or a Foreign Facilities Company; provided, however, that the provisions of this Section 2.5(F) shall not prohibit the Joint Venture Company from providing payment terms to the Members for Joint Venture Products manufactured by the Joint Venture Company on behalf of the Members pursuant to any Joint Venture Document or any other agreement that has been approved as provided in this Agreement.

2.6           Contributions After a Change in Consolidating Member. Notwithstanding anything in this Article 2 to the contrary, following a Change in Consolidating Member:

(A)          with respect to any Additional Capital Contribution, (1) the amount of the [***] Member’s [***] that the [***] Member is required or permitted to make pursuant to this Article 2 shall be reduced to the amount that would not result in the occurrence of [***] Member or in the reduction of the [***] Economic Interest below the lesser of [***]% and the [***] Member’s then-existing Economic Interest, and (2) the [***] Member shall become entitled to contribute the [***] Contribution Amount; provided, however, that if the [***] Member fails to make such Additional Capital Contribution (or provide Member Debt Financing, if applicable) in an amount equal to the full [***] Contribution Amount then the limitations set forth in this Section 2.6(A) shall not apply with respect to such Additional Capital Contribution; and

(B)           any payment by the Joint Venture Company to such [***] Member shall not equal or exceed the amount that would result in the occurrence of [***] Member or in the reduction of the [***] Member’s Economic Interest below the lesser of [***]% and the [***] Member’s then-existing Economic Interest.

ARTICLE 3.
MEMBER DEBT FINANCING

3.1           Mandatory Member Debt Financing.

(A)          This Section 3.1 shall apply if (1) there occurs a Shortfall Amount in respect of a [***] Capital Contribution pursuant to Section 2.4(B), (2) the Non-Funding Member has contributed its [***] of all previously required [***] Capital Contributions and (3) the other Member has become the “Funding Member” as a result of (a) such other Member’s timely remittance of its [***] of such [***] Capital Contribution (after giving effect to the return of any amount so remitted which such Member requests or any increase in such amount contributed by such Member, up to its [***] of such [***] Capital Contribution, after receiving notice from the Joint Venture Company that the other Member has not timely delivered its [***] of the [***] Capital Contribution), or (b) if neither Member has timely remitted the amount of its [***] of such [***] Capital Contribution, such other Member’s remittance of a greater percentage of its [***] of such [***] Capital Contribution than the other Member (after giving effect to the return of any amount so remitted which such Member requests or any increase in such amount contributed by such Member, up to its [***] of such [***] Capital Contribution, after receiving notice from the Joint Venture Company that neither Member has timely delivered its [***] of the [***] Capital Contribution). In such event, the Funding Member shall (y) promptly provide Member Debt Financing to the Joint Venture Company in an amount equal to the Loan Amount and (z) the Funding Member Portion shall be deemed to have been provided as Member Debt Financing, rather than as a Capital Contribution, to the Joint Venture Company. However, if the Shortfall Amount is less than $[***], then the Funding Member may elect not to provide the Mandatory Member Debt Financing and, in such case, the Joint Venture Company shall return to each Member the portion of the [***] Capital Contribution actually remitted by such Member. Furthermore, a Funding Member shall not be required to provide Mandatory Member Debt Financing with respect to a [***] Capital Contribution under a [***] that is part of a Disputed Approved Business Plan proposed by the Non-Funding Member. No Funding Member shall be obligated to provide more than $[***] of Mandatory Member Debt Financing outstanding at any time (not including any Mandatory Equalization Note) with respect to Shortfall Amounts caused by a given Non-Funding Member; provided, however, that in the event there is an Approved Business Plan that calls for [***] Capital Contributions for [***] that are reasonably expected to meet the conditions for Mandatory Member Debt Financing set forth in this Section 3.1(A), and if and only if the Funding Member’s board of directors so approves, the Funding Member shall make available an additional $[***] of Mandatory Member Debt Financing (not including any Mandatory Equalization Note) for any related Shortfall Amounts, resulting in an aggregate of $[***] of Mandatory Member Debt Financing available to the Joint Venture Company at any time (not including any Mandatory Equalization Note) under this Section 3.1(A); provided further, however, that in no event shall a Member be obligated to provide more than an aggregate of $[***] of Mandatory Member Debt Financing outstanding at any given time (not including any Mandatory Equalization Note) with respect to any particular [***]. If such additional $[***] of Mandatory Member Debt Financing is not made available, then, unless the Members agree otherwise, no Early Start shall occur.

(B)           In exchange for the Mandatory Member Debt Financing, the Joint Venture Company shall issue to the Funding Member two convertible notes, one having a principal balance equal to the Loan Amount (the “Mandatory Shortfall Note”), and the other having a principal balance equal to the Funding Member Portion (the “Mandatory Equalization Note” and, together with the related Mandatory Shortfall Note, the “Mandatory Notes”), in the form attached hereto as Exhibit A.

(C)           Each Mandatory Note issued in accordance with this Section 3.1 shall have [***] term, subject to Section 3.1(E). For the first [***] of the term of a Mandatory Shortfall Note, such Mandatory Shortfall Note shall bear interest at [***] (as in effect on the issue date (the “Issuance Date”) thereof and adjusted every [***], [***] ([***]) basis points per annum, compounded [***]. Thereafter, until the end of the [***] term, such Mandatory Shortfall Note shall bear interest at [***], adjusted every [***], compounded [***]. No Mandatory Equalization Note shall [***].

(D)          (1)           At any time after the Issuance Date of a Mandatory Shortfall Note in accordance with this Section 3.1 and prior to the expiration of the [***] term of such Mandatory Shortfall Note, the Non-Funding Member may, upon three (3) Business Days’ notice to the Joint Venture Company and the Funding Member, make one or more Make-Up Contributions to the Joint Venture Company in an aggregate amount up to the outstanding principal balance of the Mandatory Shortfall Note. Each Make-Up Contribution shall be accompanied by a payment equal to the accrued interest on the corresponding Mandatory Shortfall Note, which interest payment shall not be deemed to be a Capital Contribution. If the Make-Up Contribution is less than the entire amount of principal and accrued interest on a Mandatory Shortfall Note, the Make-Up Contribution shall be deemed to be a payment applied first to all accrued interest and then to principal on such Mandatory Shortfall Note (and the amount so treated as a payment with respect to accrued interest shall not be treated as a Capital Contribution). If a Member is the Non-Funding Member with respect to more than one Mandatory Shortfall Note outstanding at the time of such contribution, the Non-Funding Member shall specify the Mandatory Shortfall Note to which a Make-Up Contribution applies (or, if no such specification is made, the Make-Up Contribution will be used to repay the Mandatory Shortfall Note that is closest to its maturity date). Upon receipt of such funds, the Joint Venture Company shall immediately repay to the Funding Member the portion of the outstanding principal balance of and accrued interest on the Mandatory Shortfall Note in an amount equal to the Make-Up Contribution plus any accrued interest on the amount of such Make-Up Contribution. At such time, the following shall occur:  (a) the amount of the Make-Up Contribution equal to the principal balance of the Mandatory Shortfall Note so repaid shall be deemed to be a Capital Contribution by the Non-Funding Member and such amount shall be added to the Capital Contribution Balance of the Non-Funding Member; and (b) a percentage of the outstanding principal balance of the related Mandatory Equalization Note equal to the percentage of the principal balance of the Mandatory Shortfall Note repaid shall convert into a

Capital Contribution by the Funding Member, whereupon such amount shall be added to the Capital Contribution Balance of the Funding Member.

(2)           To the extent excess cash is available in accordance with Section 5.1 at any time to make payments on any Mandatory Notes, if the Funding Member elects, by written notice executed by its chief executive officer and delivered to the Joint Venture Company prior to the making of the distributions under Section 5.1, to receive such payments, the Joint Venture Company shall make payments on the outstanding principal of and accrued interest on the Mandatory Shortfall Notes (with any such payment being applied first to the payment in full of accrued interest and then, to the extent of any remaining amount of such payment, to the repayment of principal) and the outstanding principal of the Mandatory Equalization Notes; provided, however, that any payment by the Joint Venture Company on the unpaid principal of a Mandatory Shortfall Note must be accompanied by a payment by the Joint Venture Company of an equal percentage of the unpaid principal of the related Mandatory Equalization Note. Upon the Funding Member’s receipt of funds from the Joint Venture Company to be applied to the repayment of principal on the Mandatory Notes, the principal portions of the Mandatory Notes that were so repaid by the Joint Venture Company shall no longer be outstanding.

(E)           To the extent any amount of a Mandatory Shortfall Note remains outstanding upon its maturity for any reason, the Funding Member shall elect to do one of the following:  (1) transfer to the Joint Venture Company as a Capital Contribution all or a portion of the obligations owing to the Funding Member for (a) the unpaid principal of and accrued interest on the Mandatory Shortfall Note and (b) the unpaid principal of the Mandatory Equalization Note, whereupon an amount equal to the sum of (a) and (b) shall be added to the Capital Contribution Balance of the Funding Member; or (2) permit the Mandatory Notes to become a continuing note that will remain outstanding, have a principal amount equal to the sum of (a) the principal of and accrued interest on the former Mandatory Shortfall Note and (b) the principal of the former Mandatory Equalization Note and be convertible at any time thereafter at the option of the Funding Member (a “Continuing Mandatory Note”), which Continuing Mandatory Note shall bear no interest and shall mature on the Liquidation Date. In the event that the Funding Member fails to make an election, the Funding Member shall be deemed to have elected to permit the Mandatory Notes to become a Continuing Mandatory Note. Upon conversion of a Continuing Mandatory Note by the Funding Member, the amount of principal of such Continuing Mandatory Note shall be added to the Capital Contribution Balance of the Funding Member. To the extent excess cash is available in accordance with Section 5.1 at any time to make payments on any Continuing Mandatory Note, if the Funding Member elects to receive such payments, by written notice executed by its chief executive officer and delivered to the Joint Venture Company prior to the making of the distributions under Section 5.1, the Joint Venture Company shall make such payments on the outstanding principal of the Continuing Mandatory Note. Upon the Funding Member’s receipt of funds from the Joint Venture Company, the portion of the Continuing Mandatory Note that was paid by the Joint Venture Company shall no longer be outstanding.

3.2           Optional [***] Financing.

(A)          In the event of a Shortfall Amount in respect of an [***] Capital Contribution, the Funding Member may, in its sole discretion, elect to extend Member Debt Financing to the Joint Venture Company (the “Optional [***] Financing”) consisting of all or a portion of the Shortfall Amount and the related Funding Member Portion of such [***] Capital Contribution (the aggregate amount so loaned, the “Optional [***] Loan Amount”).

(B)           In exchange for the Optional [***] Financing, the Joint Venture Company shall issue to the Funding Member two convertible notes, one having a principal amount equal to the amount loaned by the Funding Member in respect of the Shortfall Amount (the “Optional [***] Shortfall Note”) and the other having a principal amount equal to the Funding Member Portion (the “Optional [***] Equalization Note” and, together with the related Optional [***] Shortfall Note, the “Optional [***] Notes”), in the form attached hereto as Exhibit B.

(C)           The Optional [***] Shortfall Notes issued in accordance with this Section 3.2 will mature on the [***] and shall bear interest at [***] (as in effect on the Issuance Date thereof and adjusted every [***]), compounded [***]. The Optional [***] Equalization Notes issued in accordance with this Section 3.2 shall bear [***] interest and will mature on the [***]. The Optional [***] Notes shall be convertible at any time. Upon conversion of the Optional [***] Notes by the Funding Member, the sum of (a) the unpaid principal of and accrued interest on the Optional [***] Shortfall Note and (b) the unpaid principal of the Optional [***] Equalization Note shall be added to the Capital Contribution Balance of the Funding Member.

(D)          If the Joint Venture Company or the Funding Member, on the Joint Venture Company’s behalf, demands payment and determines to pursue a collection action with respect to the Non-Funding Member’s failure to deliver the Shortfall Amount relating to the [***] Capital Contribution and the Joint Venture Company recovers from the Non-Funding Member, the funds collected from the Non-Funding Member shall be applied first to the payment to the Joint Venture Company and the Funding Member, in full of the costs theretofore incurred by the Joint Venture Company or the Funding Member, respectively, in the pursuit of the claim for payment against the Non-Funding Member (and such amount shall not be treated as a Capital Contribution), then to all accrued but unpaid interest on such payment (and such amount shall not be treated as a Capital Contribution) and then to the payment of an Optional [***] Shortfall Note to the extent funds are available. At such time, the following shall occur: (1) a portion of the Make-Up Contribution recovered from the Non-Funding Member equal to the principal balance of the Optional [***] Shortfall Note so repaid shall be deemed to be a Capital Contribution by the Non-Funding Member, and such amount shall be added to the Capital Contribution Balance of the Non-Funding Member and (2) a percentage of the outstanding principal balance of the related Optional [***] Equalization Note equal to the percentage of the principal balance of the Optional [***] Shortfall Note repaid shall convert into a Capital Contribution by the Funding Member, and such amount shall be added to the Capital Contribution Balance of the Funding Member.

(E)           To the extent excess cash is available in accordance with Section 5.1 at any time to make payments on any Optional [***] Notes, if the Funding Member elects to receive such payments, by written notice executed by its chief executive officer and delivered to the Joint Venture Company prior to the making of the distribution under Section 5.1, the Joint Venture Company shall make payments on the outstanding principal of and accrued interest on the Optional [***] Shortfall Notes (with any such payment being applied first to the payment in full of accrued interest and then, to the extent of any remaining amount of such payment, to the repayment of principal) and the outstanding principal of the Optional [***] Equalization Notes; provided, however, that any payment by the Joint Venture Company on the unpaid principal on an Optional [***] Shortfall Note must be accompanied by a payment by the Joint Venture Company of an equal percentage of the unpaid principal of the related Optional [***] Equalization Note. Upon the Funding Member’s receipt of funds from the Joint Venture Company, the portion of the Optional [***] Shortfall Note and related Optional [***] Equalization Note that was paid by the Joint Venture Company shall no longer be outstanding.

3.3           Optional Other Member Debt Financing.

(A)          In the event of a Shortfall Amount in respect of an Other Capital Contribution, the Funding Member may, in its sole discretion, elect to extend Member Debt Financing to the Joint Venture Company (the “Optional Other Financing”), consisting of all or a portion of the Shortfall Amount and the related Funding Member Portion of such Other Capital Contribution.

(B)           In exchange for the Optional Other Financing, the Joint Venture Company shall issue to the Funding Member a convertible note (the “Optional Other Shortfall Note”), in the form attached hereto as Exhibit C. The Optional Other Shortfall Note shall bear [***] interest, shall mature on the [***] and shall be convertible at any time.

3.4           Change In Committed Capital. Each time there is a change in a Member’s Committed Capital, as a result of the making of a Capital Contribution or a loan evidenced by a Member Note, a payment on a Member Note, or otherwise, each Member’s respective Percentage Interest, Economic Interest and Sharing Interest shall be immediately recalculated in accordance with the definitions of such terms, taking into account any delay provided for in the definition of Sharing Interest; provided, however, that in accordance with Section 2.3(H) an adjustment to the Percentage Interests of the Members relating to any funds remitted in respect of an Additional Capital Contribution to be made pursuant to Article 2 shall be made when contemplated by Section 2.3(H).

3.5           Change in Consolidating Member. Following a Change in Consolidating Member (as a result of which the Non-Funding Member becomes the Former Consolidating Member), any (A) Make-Up Contribution made by the Non-Funding Member to the Joint Venture Company or (B) payment on a Member Note by the Joint Venture Company from excess funds available in accordance with Section 5.1 shall not equal or exceed the amount that would result in the occurrence of another Change in Consolidating Member or in the reduction of the Consolidating Member’s Economic Interest below the lesser of [***]% and the Consolidating Member’s then-existing Economic Interest.

3.6           Loans Through Subsidiary. Notwithstanding any provision of this Article 3, in lieu of providing any Member Debt Financing permitted or required of a Member, such Member may elect to provide such Member Debt Financing through a Wholly-Owned Subsidiary of such

Member; provided, however, that the Member, rather than such Wholly-Owned Subsidiary of the Member, shall own the Economic Interest, Sharing Interest and Committed Capital related to such Member Debt Financing and shall have all rights against the Joint Venture Company related to such Member Debt Financing.

ARTICLE 4.
CAPITAL ACCOUNTS AND ALLOCATIONS

4.1           Capital Accounts. Each Member shall have a capital account maintained in accordance with the terms of Article 2 of Appendix B to this Agreement (a “Capital Account”).

4.2           Allocations of Book Income and Loss. Book income and Book loss for any Fiscal Year shall be allocated to the Members in the manner provided in Article 3 of Appendix B.

4.3           Tax Allocations. All items of income, gain, loss, and deduction shall be allocated among the Members for federal income tax purposes in the manner provided in Article 4 of Appendix B.

4.4           Restoration of Negative Balances. No Member with a deficit balance in its Capital Account shall have any obligation to the Joint Venture Company, to any other Member or to any third party to restore or repay said deficit balance. This Section 4.4 shall not affect any of the other rights or obligations of the Members under this Agreement or any other agreement.

ARTICLE 5.
DISTRIBUTIONS

5.1           Distributions.

(A)          Unless otherwise unanimously agreed by the Members, the Joint Venture Company shall not make any distributions until after the first anniversary of the Effective Date. Thereafter, subject to Articles 6, 7 and 13 and the provisions of the Act and after giving effect to all Capital Contributions or Member Debt Financing to be made on the same date under Article 2 and Article 3, respectively, the Joint Venture Company shall, subject to Section 5.1(C), make distributions of cash to the Members as set forth in this Section 5.1(A), on a [***] basis on the [***] day of each Fiscal [***] (or if such day is not a Business Day, then on the first Business Day after such day) to the extent that the Joint Venture Company’s cash as of the end of the immediately preceding Fiscal [***] is in excess of the sum of (y) any amounts that have been contributed as a Capital Contribution or loaned to the Joint Venture Company as Member Debt Financing and that are being held for the purpose of making capital or operating expenditures in the current Fiscal [***] or the first twenty-five (25) days of the immediately succeeding Fiscal [***] (or if such day is not a Business Day, then on the first Business Day after such day) and (z) all reserves that are considered reasonably necessary by the Board of Managers to pay other expenditures that are reasonably likely to be payable in the period described in clause (y) above, and in any event including the reserve established under Section 2.2 and amounts remaining in the Accumulated Distributions Accounts; provided, however, that the Board of Managers shall cause the Joint Venture Company to use any cash available for distribution as follows:

(1)           first, to pay in full all amounts outstanding under any outstanding Mandatory Shortfall Notes and related Mandatory Equalization Notes (provided any holder thereof has requested such payment by written notice executed by its chief executive officer and delivered to the Joint Venture Company prior to the distribution thereof under this Section 5.1) in order of their respective maturity dates;

(2)           second, to pay any outstanding Continuing Mandatory Notes (provided any holder thereof has requested such payment by written notice executed by its chief executive officer and delivered to the Joint Venture Company prior to the distribution thereof under this Section 5.1) in the order that the respective maturity dates of the related Mandatory Shortfall Notes and Mandatory Equalization Notes occurred;

(3)           third, to pay in full all amounts outstanding under any other outstanding Member Notes (provided any holder thereof has requested such payment by written notice executed by its chief executive officer and delivered to the Joint Venture Company prior to the distribution thereof under this Section 5.1);

(4)           fourth, to make a distribution to a Member whose aggregate, cumulative distributions (not including any payments made pursuant to Sections 5.1(A)(1), (2) and (3)) immediately prior to such distribution are less than the amount equal to the Member’s Sharing Interest (as such Sharing Interest is determined immediately after any payments made under Sections 5.1(A)(1), (2) and (3)) multiplied by the aggregate, cumulative distributions (not including any payments made pursuant to Sections 5.1(A)(1), (2) and (3)) of the Joint Venture Company immediately prior to such distribution, until such Member’s aggregate, cumulative distributions (not including payments made pursuant to Sections 5.1(A)(1), (2) and (3), but including such distribution pursuant to this Section 5.1(A)(4)) are equal to its Distribution Entitlement; and

(5)           finally, to make distributions pro rata to the Members in accordance with their respective Sharing Interests (as such Sharing Interests are determined immediately after any payments made under Sections 5.1(A)(1), (2) and (3)).

(B)           Distributions of cash are only to be made to the extent cash is available to the Joint Venture Company without requiring (1) the sale of Joint Venture Company assets (other than in the ordinary course of business) or the pledge of Joint Venture Company assets at a time or on terms that the Board of Managers believes are not in the best interests of the Joint Venture Company or (2) a reduction in reserves that the Board of Managers believes are reasonably necessary for Joint Venture Company purposes for the then-current Fiscal [***] and the first twenty-five (25) days of the immediately succeeding Fiscal [***] (or if such day is not a Business Day, then through the first Business Day after such day).

(C)           The Joint Venture Company shall maintain in its books of account for each Member a special purpose account (the “Accumulated Distributions Accounts”) for purposes of recording amounts that would be distributed to such Member under Section 5.1(A) but for the application of this Section 5.1(C). Notwithstanding anything to the contrary in this Section 5.1, in lieu of actually making the cash distributions contemplated by this Section 5.1, the Joint Venture Company shall (except to the extent a Member requests direct payment to the Member) increase each Member’s Accumulated Distributions Account by the amount of such cash that was to have been distributed to such Member. Subsequently, when a Member is required to, or desires to, make a Capital Contribution required or permitted by this Agreement, in lieu of making such Capital Contribution such Member may instruct the Joint Venture Company to reduce such Member’s Accumulated Distributions Account in an amount (not to exceed the amount in such Member’s Accumulated Distributions Account) up to the amount of such Capital Contribution, which shall be treated for all purposes (including for purposes of the definition of Capital Contribution Balance) as if such Member had made such Capital Contribution at the time designated in such instruction. A Member may, at any time, demand payment of, and the Joint Venture Company shall immediately pay, the full amount of such Member’s Accumulated Distributions Account, in which event the amount so paid shall reduce the Member’s Accumulated Distributions Account.

5.2           Withholding Tax Payments and Obligations. In the event that withholding taxes are paid or required to be paid in respect of payments made to or by the Joint Venture Company, or allocations to a Member, such withholding shall be treated as follows:

(A)          Payments to the Joint Venture Company. If the Joint Venture Company receives proceeds in respect of which a tax has been withheld, the Joint Venture Company shall be treated as having received cash in an amount equal to the amount of such withheld tax, and, for all purposes of this Agreement, each Member shall be treated as having received a distribution pursuant to Section 5.1 equal to the portion of the withholding tax allocable to such Member, as reasonably determined by the Board of Managers. Such amounts shall not be treated as Joint Venture Company expenses.

(B)           Payments by the Joint Venture Company. The Joint Venture Company is authorized to withhold, and the Tax Matters Partner shall take any actions reasonably necessary to withhold, from any payment made to, or any distributive share of, a Member any taxes required by law to be withheld, and in such event, such taxes shall be treated as if an amount equal to such withheld taxes had been distributed to such Member pursuant to Section 5.1 (or, as provided in Section 5.2(C), loaned to such Member).

(C)           Certain Withheld Taxes Treated as Demand Loans. Any taxes withheld pursuant to Sections 5.2(A) or 5.2(B) hereof shall be treated as if distributed to the relevant Member pursuant to Section 5.1 to the extent an amount equal to such withheld taxes would then be distributable to such Member, and, to the extent in excess of such distributable amounts, as a demand loan payable by the Member to the Joint Venture Company with interest at a rate equal to [***] (or, if less, the maximum rate allowed by law), compounded and adjusted [***], commencing five (5) days after written demand therefor on behalf of the Joint Venture Company is made by any other Member.

5.3           Distribution Limitations. Notwithstanding anything in this Agreement to the contrary, the Joint Venture Company shall not make any distribution of cash or other property to any Member if the distribution would violate any agreement to which the Joint Venture Company or any of its Subsidiaries is a party or by which it or any of them is bound.

ARTICLE 6.
MANAGEMENT; BOARD OF MANAGERS

6.1           Management Power. Except as specifically provided in Article 7, Article 8, and Sections 11.1, 11.2 and 11.3, all management powers over the business, property and affairs of the Joint Venture Company are exclusively vested in a board of Managers (the “Board of Managers”), and, except as provided in Article 7, Article 8 and Sections 11.1, 11.2 and 11.3, no Member shall have any right to participate in or exercise control or management power over the business and affairs of the Joint Venture Company or otherwise to bind, act or purport to act on behalf of the Joint Venture Company in any manner. Subject to the limitations set forth in this Agreement, the Board of Managers shall have all the rights and powers that may be possessed by a manager under the Act, including the power to incur indebtedness for trade payables and equipment leases, the power to enter into agreements and commitments of all kinds, the power to manage, acquire and dispose of Joint Venture Company assets, and all ancillary powers necessary or convenient as to the foregoing. No individual Manager, in his or her capacity as such, may act on behalf of the Board of Managers or bind the Joint Venture Company.

6.2           Number of Managers; Appointment of Managers.

(A)          The Board of Managers shall consist of six (6) individuals (each such individual, a “Manager”). Subject to Section 6.2(B), one half of the Managers shall be appointed by Micron and one half of the Managers shall be appointed by Intel. The initial Managers appointed by Micron are listed on Appendix C, and the initial Managers appointed by Intel are listed on Appendix C. Each Member having the right to appoint a Manager or Managers in accordance with this Section shall also have the right, in its sole discretion, to remove such Manager or Managers at any time by delivery of written notice to the other Member(s) and the Joint Venture Company. Any vacancy in the office of a Manager for any reason other than pursuant to Section 6.2(B) (including as a result of such Manager’s death, resignation, retirement or removal pursuant to this Section) shall be filled by the Member that appointed the relevant Manager. Unless a Manager resigns, dies, retires or is removed in accordance with this Section, each Manager shall hold office until a successor shall have been duly appointed by the appointing Member.

(B)           Effect of Change in Percentage Interest on Managers. While a Member’s Percentage Interest is below [***] percent ([***] %) but at least [***] percent ([***]%), the number of Managers such Member is entitled to appoint to the Board of Managers shall be reduced to [***] ([***]), and the number of Managers the other Member is entitled to appoint to the Board of Managers shall be increased to [***] ([***]). While a Member’s Percentage Interest is below [***] percent ([***]%) but at least [***] percent ([***]%), the number of Managers such Member is entitled to appoint to the Board of Managers shall be reduced to [***] ([***]), and the number of Managers the other Member is entitled to appoint to the Board of Managers shall be increased to [***] ([***]). While a Member’s Percentage Interest is below [***] percent ([***]%), the number of Managers such Member is entitled to appoint to the Board of Managers shall be reduced to [***] ([***]), and the other Member shall be entitled to appoint [***] Managers to the Board of Managers; provided, however, that the Member with a Percentage Interest of less than [***] percent ([***]%) shall be entitled to designate, from time to time, an individual who shall not be a member of, and shall have no right to vote at any meeting of, the Board of Managers, but who shall have the right to receive notice of, attend, and act as an observer for such Member at, any meeting of the Board of Managers, and who shall receive all materials delivered to the Board of Managers in connection with any such meetings. If either Member’s Percentage Interest should be below any of the threshold levels set forth above and if such Member (the “Appointing Member”) then has more designees serving on the Board of Managers than the number to which it is entitled, such Appointing Member shall immediately identify by written notice to the other Member the designee or designees on the Board of Managers that will cease serving on the Board of Managers and each such designee shall thereupon cease to be a Manager or member of the Board of Managers. If such Appointing Member fails to make such designation within five (5) Business Days after written demand by the other Member, the other Member may designate by written notice to the Appointing Member one or more (as appropriate) of the Appointing Member’s designees on the Board of Managers that will cease serving on the Board of Managers and each such designee shall thereupon cease to be a Manager or member of the Board of Managers. The other Member who is entitled to appoint one or more additional Managers to serve on the Board of Managers may immediately appoint such additional Managers by written notice to the other Member designating such Managers. Similarly, if a Member whose Percentage Interest fell below any threshold level set forth in this Section 6.2(B) subsequently increases its Percentage Interest above any such level, the process shall be reversed.

(C)           Chairman of the Board of Managers. Until the end of the Fiscal Year ending in 2007, Micron shall have the right to designate one of its designated Managers as chairman of the Board of Managers (the “Chairman”), and thereafter, for each subsequent Fiscal Year of the Joint Venture Company, the right to designate the Chairman (from among its designated Managers) shall alternate between Intel and Micron; provided, however, that while the Percentage Interest of a Member is below [***] percent ([***]%), the Chairman of the Board will be appointed by the other Member. The Chairman shall preside at all meetings of the Board of Managers and shall have such other duties and responsibilities as may be assigned to him or her by the Board of Managers. The Chairman may delegate to any Manager authority to chair any meeting, either on a temporary or a permanent basis. The Chairman must include any item submitted by a Member or Manager for consideration at a meeting of the Board of Managers, may not cut off debate on any matter being considered by the Board of Managers and shall call for a vote on any matter at the request of any Manager, including any matter described in Section 6.3(B).

(D)          Presence of Certain Officers at Meetings of Board of Managers. Each of the Authorized Officers, or the Chief Executive Officer, as applicable, each of whom shall not be a member of the Board of Managers, may attend, but shall have no right to vote at, all meetings of the Board of Managers; provided, however, that the Board of Managers may exclude the Authorized Officers, or the Chief Executive Officer, as applicable, from such meetings or such portions of meetings at which the compensation or performance of, or any issue involving, either of the Authorized Officers, or the Chief Executive Officer, as applicable, is discussed as the Board of Managers, in its sole discretion, deems appropriate. If either Authorized Officer is excluded from any meeting or portion of a meeting of the Board of Managers, the other Authorized Officer shall also be excluded from such meeting or portion of such meeting.

6.3           Voting of Managers.

(A)          Each Manager shall be entitled to one (1) vote, and Managers shall not be entitled to cast their votes through proxies (except as provided in Section 6.7). Subject to Sections 6.3(B) and 6.3(C), all actions, determinations or resolutions of the Board of Managers shall require the affirmative vote or consent of a majority of the Board of Managers present at any meeting at which a quorum is present (i.e., the affirmative vote of four (4) Managers if the total number of Managers is six (6)), which majority must include at least [***] appointed by each Member at all times that each Member has at least [***] to the Board of Managers; provided, however, that any matter that is a Micron Matter, as specified on Schedule 4, shall be deemed approved upon the approval of a majority of the Managers appointed by Micron, and any matter that is an Intel Matter, as specified on Schedule 3, shall be deemed approved upon the approval of a majority of the Managers appointed by Intel. Except as specifically provided in Article 7, Article 8 and Sections 11.1, 11.2 and 11.3, the Board of Managers shall have the right, power and authority to take all actions of the Joint Venture Company, including the following, and in no event shall any of the following actions be taken without the approval of the Board of Managers (which approval may be obtained through the adoption of an Undisputed Approved Business Plan by the Board of Managers in accordance with Sections 11.1 and 11.2, provided that the relevant Undisputed Approved Business Plan sets forth such action in reasonable detail), by or with respect to the Joint Venture Company or any Subsidiary of the Joint Venture Company:

(1)           entering into any agreement or making any modification or amendment to, or terminating, any agreement between (a) the Joint Venture Company or any Subsidiary of the Joint Venture Company and (b) any Member or an Affiliate of a Member;

(2)           selecting attorneys, accountants, auditors and financial advisors for the Joint Venture Company or any of its Subsidiaries;

(3)           adopting, or making any material modification, amendment or termination of, material accounting and tax policies, procedures and principles applicable to the Joint Venture Company or any of its Subsidiaries other than those made in accordance with Section 10.9 (provided, however, that the right, power and authority of the Board of Managers with respect to tax policies, procedures and principles granted under this Section 6.3 shall be subject to the provisions of Section 10.7 hereof);

(4)           adopting or making any material changes to any employee benefit plan, including any incentive compensation plan;

(5)           setting any distribution to the Members not required under Article 5;

(6)           subject to Section 6.3(B)(1)(b), commencing or settling litigation, except routine employment litigation matters;

(7)           making any material purchase, sale or lease (as lessor or lessee) of any real property (except for any such purchase or lease to effectuate an Intel Matter that is approved by a majority of the Intel Managers then in office or a Micron Matter that is approved by a majority of the Micron Managers then in office);

(8)           acquiring securities or any equity ownership interest in any Person, other than a Wholly-Owned Subsidiary of the Joint Venture Company established to hold a Fab or assets of the Joint Venture Company or any of its Subsidiaries;

(9)           making any public announcement by the Joint Venture Company or any Subsidiary of the Joint Venture Company of any material non-public information not previously approved for public announcement by the Board of Managers;

(10)         entering into or amending any collective bargaining arrangements or waiving any material provision or requirement thereof;

(11)         approving any Proposed Business Plan, or amending or modifying any Approved Business Plan (or any modification thereof), subject to Sections 11.1(C), 11.2(D) and 11.2(E);

(12)         making any filing with, public comments to, or negotiation or discussion with, any Governmental Entity (excluding regular operating filings and other routine administrative matters and other than any such filing, public comments, or negotiation or discussion relating to an Intel Matter that is approved by a majority of the Intel Managers then in office or relating to a Micron Matter that is approved by a majority of the Micron Managers then in office); and

(13)         establishing, overseeing and modifying the investment policies of the Joint Venture Company with respect to funds held by the Joint Venture Company, including funds reserved pursuant to Section 2.2 pending the use of such funds in accordance with any applicable Approved Business Plan.

(B)           (1)           Notwithstanding the foregoing, any action of the Board of Managers with respect to any of the following matters relating to a Member (the “Interested Member”) shall be deemed approved by the Board of Managers if approved either by the affirmative vote at a meeting of the Board of Managers of a majority of the Managers appointed by the other Member (the “Independent Member”) with respect to such action or by written consent of a majority of the Managers appointed by such Independent Member:

(a)           any determination to grant indemnification to the Interested Member for any matter not contemplated by Section 14.2 hereof; or

(b)           the pursuit of any remedy by the Joint Venture Company or a Subsidiary of the Joint Venture Company against the Interested Member or Affiliate of the Interested Member in accordance with Section 7.5; or

(c)           any other matter (other than a matter provided for in Section 6.3(B)(2)) in which the interests of the Joint Venture Company or a Subsidiary of the Joint Venture Company and the Interested Member, or an officer, director, controlling stockholder or Affiliate of the Interested Member, are adverse.

(2)           The entry into, modification of, amendment to, or termination by the Joint Venture Company of any agreement or other transaction between the Joint Venture Company or any Subsidiary of the Joint Venture Company, on the one hand, and the Interested Member or an officer, director, controlling stockholder or Affiliate of the Interested Member, on the other hand, (an “Interested Member Transaction”) shall be permitted only if:

(a)           The material facts as to the relationship or interest of the Interested Member (and its officers, directors, controlling stockholders and Affiliates) as to the Interested Member Transaction are disclosed or are known to the Board of Managers and the Independent Member, and the Board of Managers in good faith authorizes the Interested Member Transaction by the affirmative votes of a majority of the Managers appointed by the Independent Member, even though the Managers appointed by the Independent Member may be less than a quorum; or

(b)           The material facts as to the relationship or interest of the Interested Member (and its officers, directors, controlling stockholders and Affiliates) as to the Interested Member Transaction are disclosed or are known to the Independent Member, and the Interested Member Transaction is specifically approved in writing by the Independent Member; or

(c)           The Interested Member Transaction is authorized, approved or ratified by the Board of Managers and is fair as to the Joint Venture Company or the applicable Subsidiary of the Joint Venture Company and the Independent Member as of the time it is so authorized, approved or ratified by the Board of Managers.

(3)           Managers appointed by the Interested Member may be counted in determining the presence of a quorum at a meeting of the Board of Managers which authorizes the Interested Member Transaction.

(C)           Notwithstanding anything in this Agreement to the contrary, if a Member has only [***] to the Board of Managers as a result of its Percentage Interest falling below the requisite threshold set forth in Section 6.2(B), the following actions will require the approval of a majority of the members of the Board of Managers, including the Manager appointed by such Member:

(1)           any material modification, amendment or termination of material accounting and tax policies, procedures and principles applicable to the Joint Venture Company or any of its Subsidiaries, other than those made in accordance with Section 10.9 (provided, however, that the right, power and authority of the Board of

Managers with respect to tax policies, procedures and principles granted under this Section 6.3 shall be subject to the provisions of Section 10.7 hereof); and

(2)           except for any litigation matter subject to Section 6.3(B)(1)(b), any settlement of a litigation matter or a group of related litigation matters, other than routine litigation matters not involving current or former members of management, where the amount of damages payable by the Joint Venture Company or any of its Subsidiaries exceeds $[***] or that results in disparate treatment of the Members.

6.4           Meetings of the Board of Managers; Quorum. The Board of Managers shall hold meetings at least once per Fiscal Quarter. Subject to a Manager’s right to appoint an alternate Manager in accordance with Section 6.7, the presence of at least a majority of the Managers (four (4) while the number of Managers is six (6)), in person or by telephone conference or by other means of communications acceptable to the Board of Managers, shall be necessary and sufficient to constitute a quorum for the purpose of taking action by the Board of Managers at any meeting of the Board of Managers; provided, that such quorum shall consist of at least a majority of the Managers appointed by each Member that appoints an odd number of Managers greater than one, and at least half of the Managers appointed by each Member that appoints an even number of Managers. No action taken by the Board of Managers at any meeting shall be valid unless the requisite quorum is present.

6.5           Notice; Waiver. The regular quarterly meetings of the Board of Managers described in Section 6.4 shall be held upon not less than ten (10) days’ written notice. Additional meetings of the Board of Managers shall be held (A) at such other times as may be determined by the Board of Managers, (B) at the request of at least two (2) Managers or either Authorized Officer, or the Chief Executive Officer, as applicable, upon not less than five (5) Business Days’ written notice or (C) in accordance with Section 17.1, following a failure by the Board of Managers to adopt or reject a proposal for action presented to it. For purposes of this Section, notice may be provided via facsimile, email or any other manner provided in Section 18.1, or telephonic notice to each Manager (which notice shall be provided to the other Managers by the requesting Managers). The presence of any Manager at a meeting (including by means of telephone conference or other means of communications acceptable to the Board of Managers) shall constitute a waiver of notice of the meeting with respect to such Manager, unless such Manager declares at the meeting that such Manager objects to the notice as having been improperly given. The Board of Managers shall cause written minutes to be prepared of all actions taken by the Board of Managers and shall cause a copy thereof to be delivered to each Manager within fifteen (15) days of each meeting.

6.6           Action Without a Meeting; Meetings by Telecommunications.

(A)          On any matter that is to be voted on, consented to or approved by the Board of Managers, the Board of Managers may take such action without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by the Managers having not less than the minimum votes that would be necessary to authorize or take such action, in accordance with the terms of this Agreement, at a meeting at which all the Managers were present and voted.

(B)           Unless the Act otherwise provides, members of the Board of Managers shall have the right to participate in all meetings of the Board of Managers by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting.

6.7           Alternate Managers. Each Manager shall have the right to designate an individual to attend and vote at meetings of the Board of Managers as the proxy of such regularly appointed Manager.

6.8           Compensation of Managers. The Managers, in their capacity as such, shall not receive compensation from the Joint Venture Company. Each Member shall bear the cost and expenses incurred by its appointed Managers in connection with the Joint Venture Company’s business while such Managers are serving in such capacity.

ARTICLE 7.
MEMBERS

7.1           Rights of Members; Meetings.

(A)          The Members shall be the members of the Joint Venture Company under the Act, and shall be entitled to the following:  (1) receive financial reports and tax reporting information referenced in Sections 10.4 and 10.6; (2) receive (y) the then-current Approved Business Plans, as updated from time to time in accordance with Section 11.1 or Section 11.2 and any Proposed Business Plan and (z) the then-current Operating Plan; (3) receive such additional information of the Joint Venture Company or any of its Subsidiaries as may reasonably be requested by a Member; (4) copies of any third party audit findings from any audit of the Joint Venture Company or any Subsidiary of the Joint Venture Company, any subcontractor for the Joint Venture Company or any Subsidiary of the Joint Venture Company or any Person that provides services to the Joint Venture Company or any Subsidiary of the Joint Venture Company (including a Member in such capacity but only to the extent contemplated by the applicable service agreement with such Member); and (5) such additional rights as are elsewhere provided in this Agreement or by mandatory requirements of Applicable Law, including mandatory requirements of the Act.

(B)           At any time, and from time to time, the Board of Managers may, but shall not be required to, call meetings of the Members.

(1)           Special meetings of the Members for any proper purpose or purposes may be called at any time by either Member. Each meeting of the Members shall be conducted by the Authorized Officers, or the Chief Executive Officer, as applicable, or any mutually agreeable designee of the Authorized Officers or designee of the Chief Executive Officer, as applicable, and shall be held at the principal offices of the Joint Venture Company or at such other place as may be agreed upon from time to time by the Members. The Authorized Officers or their designee, or the Chief Executive Officer or his or her designee, as applicable, shall include any item submitted by a Member for consideration at a meeting of the Members, may not cut off debate on any matter being considered by the Members and shall call for a vote on any matter at the request of any Member. Meetings may be held by telephone if both Members so consent.

(2)           Except as otherwise required by Applicable Law, written notice (which may be provided via facsimile or electronic mail with receipt confirmation) of each meeting of the Members of the Joint Venture Company shall be given not less than five (5) nor more than thirty-five (35) days before the date of such meeting.

(3)           The presence, either in person or by proxy, of Members whose combined Percentage Interests equal one hundred percent (100%) is required to constitute a quorum at any meeting of the Members.

(4)           Each Member may authorize any Person (provided such Person is an officer of the Member) to act for it or on its behalf on all matters in which the Member is entitled to participate. Each proxy must be signed by a duly authorized officer of the Member. All other provisions governing, or otherwise relating to, the holding of meetings of the Members shall be established from time to time as mutually agreed by the Members.

(5)           The Members shall be entitled to vote on any matter submitted to a vote of the Members in proportion to their Percentage Interests. Members may vote either in person or by proxy at any meeting. Each Member shall be entitled to cast one (1) vote for each full percentage of the Percentage Interest held by such Member. Fractional votes shall be permitted.

(6)           Any action permitted or required by the Act, the Certificate, or this Agreement to be taken at a meeting of Members may be taken without a meeting if a consent in writing, setting forth the action to be taken, is signed by the Member or Members whose vote or approval is required for the taking of such action under this Agreement. Such consent shall have the same force and effect as if such action was approved by vote at a meeting at which all the Members were present and voted and may be stated as such in any document or instrument filed with the Secretary of State of Delaware, and the execution of such consent shall constitute attendance or presence in person at a meeting of Members.

7.2           Limitations on the Rights of Members.

(A)          Subject to any mandatory requirements of Applicable Law, including mandatory requirements under the Act, except as provided in this Agreement, no Member (in its capacity as a Member) has the right to take any part whatsoever in the management and control of the business of the Joint Venture Company, sign for or bind the Joint Venture Company or any of its Subsidiaries, compel a sale or appraisal of the Joint Venture Company’s or any of its Subsidiaries’ assets, or sell or assign its Interest in the Joint Venture Company or any of its Subsidiaries.

(B)           No Member may, without the prior written consent of the other Member: (1) confess any judgment against the Joint Venture Company or any of its Subsidiaries; (2) act

for, enter into any agreement on behalf of or otherwise purport to bind the other Member, the Joint Venture Company or any of its Subsidiaries; (3) do any acts in contravention of this Agreement or any of the Affiliate Agreements; (4) except as contemplated by the Affiliate Agreements, dispose of the goodwill or the business of the Joint Venture Company or any of its Subsidiaries; (5) Transfer its Interest in the Joint Venture Company (except as provided in Sections 12.2, 12.4 or 12.5); or (6) assign the property of the Joint Venture Company or any of its Subsidiaries in trust for creditors or on the assignee’s promise to pay any indebtedness of the Joint Venture Company or any of its Subsidiaries.

7.3           Limited Liability of the Members. Except to the extent expressly set forth in Article 2 of this Agreement or otherwise in a written instrument executed by the Member against whom any liability is asserted in favor of the Person asserting such liability, the Members (solely in their capacity as Members) have no obligation to contribute to the Joint Venture Company or any of its Subsidiaries and shall not be liable for any debt, obligation or liability of the Joint Venture Company or any of its Subsidiaries. Any liability to return distributions made by the Joint Venture Company is limited to mandatory requirements of the Act or of any other Applicable Law.

7.4           Voting Rights of Members.

(A)          Notwithstanding anything in this Agreement to the contrary, for so long as a Member’s Percentage Interest is greater than [***] ([***]%) , the following actions shall require the unanimous approval of the Members:

(1)           any amendment, restatement or revocation of the Certificate, except (a) as provided in Section 1.5(A) to effectuate a change in the principal place of business of the Joint Venture Company, (b) to change the name of the Joint Venture Company, (c) as required by Applicable Law, or (d) to accomplish any action that would be allowed under the terms and conditions of this Agreement where the only prohibition on the performance of such action is the terms of the Certificate;

(2)           any material change in the business purpose of the Joint Venture Company or any of its Subsidiaries, other than a change in accordance with the proviso to Section 1.4;

(3)           any Transfer of any Interest to any Person, except as expressly permitted by Sections 12.2, 12.4 or 12.5;

(4)           any agreement with respect to all present or former Members to extend the period for assessing any tax which is attributable to any Joint Venture Company item or item of any of the Joint Venture Company’s Subsidiaries;

(5)           approving the inclusion within the business purpose of the Joint Venture Company or any of its Subsidiaries the manufacture of memory products other than NAND Flash Memory Products, subject to the proviso to Section 1.4;

(6)           any approval or setting of any distribution to any Member (other than distributions of cash in accordance with Article 5); provided, however, that a Member’s consent for the purposes of this Section 7.4(A)(6) shall not be unreasonably withheld; and

(7)           the sale, license, assignment or other transfer of any intellectual property owned or in the possession of the Joint Venture Company or any Subsidiary of the Joint Venture Company (including any technology or know-how, whether or not patented, any trademark, trade name or service mark, any copyright or any software or other method or process) to any Person other than a Facilities Company or Wholly-Owned Subsidiary, except as provided in the Joint Venture Documents.

(B)           Notwithstanding anything in this Agreement to the contrary, and in addition to the provisions of Section 7.4(A), for so long as a Member’s Percentage Interest is at least [***] percent ([***]%), the following actions shall require the unanimous approval of the Members:

(1)           the incurrence of any indebtedness for borrowed money, other than (i) as provided in Article 2 or Article 3 and (ii)  any third-party equipment financing;

(2)           any sale, lease, pledge (other than pledges of equipment under a permitted third-party equipment financing), assignment, transfer (other than transfers to a Wholly-Owned Subsidiary of the Joint Venture Company) or other disposition of any asset of the Joint Venture Company or any of its Subsidiaries or group of assets in each case other than in the ordinary course, unless approved in an Undisputed Approved Business Plan or unless made in connection with a dissolution of the Joint Venture Company as contemplated by Article 13; provided, however, that unanimous approval will not be required if the aggregate amount of such sales, leases, pledges (other than pledges of equipment under a permitted third-party equipment financing), assignments, transfers (other than transfers to a Wholly-Owned Subsidiary of the Joint Venture Company) and other dispositions not in the ordinary course do not exceed the amount provided for in an Undisputed Approved Business Plan by more than $[***] in any Fiscal Year;

(3)           any purchase, lease or other acquisition, in any single transaction or in a series of related transactions, of personal property or services or capital equipment inconsistent with an Approved Business Plan (after taking into account any general overrun provisions contained in such Approved Business Plan);

(4)           any capital expenditures or series of related capital expenditures, that exceed the amount provided therefor in the most recently Approved Business Plan (after taking into account any general spending overrun provisions contained in such Approved Business Plan) or any commitment by the Joint Venture Company or any Subsidiary of the Joint Venture Company to make expenditures in any development project in an amount greater than the amount set forth in the most recently Approved Business Plan (after taking into account any general spending overrun provisions contained in such Approved Business Plan);

(5)           any merger, consolidation or other business combination to which the Joint Venture Company or any Subsidiary of the Joint Venture Company is a party, or any other transaction to which the Joint Venture Company or any Subsidiary of the Joint Venture Company is a party (other than where the Joint Venture Company is merged or combined with or consolidated into a Wholly-Owned Subsidiary of the Joint Venture Company), resulting in a change of control of the Joint Venture Company or any Subsidiary of the Joint Venture Company, other than a change of control that may occur pursuant to Article 2 or Article 3;

(6)           (a) the voluntary commencement or the failure to contest in a timely and appropriate manner any involuntary proceeding or the filing of any petition seeking relief under bankruptcy, insolvency, receivership or similar laws, (b) the application for or consent to the appointment of a receiver, trustee, custodian, conservator or similar official for the Joint Venture Company or any Subsidiary of the Joint Venture Company, or for a substantial part of their property or assets, (c) the filing of an answer admitting the material allegations of a petition filed against the Joint Venture Company or any Subsidiary of the Joint Venture Company in any proceeding described above, (d) the consent to any order for relief issued with respect to any proceeding described in this subsection (6), (e) the making of a general assignment for the benefit of creditors, or (f) the admission in writing of the Joint Venture Company’s inability, or the failure of the Joint Venture Company or of any Subsidiary of the Joint Venture Company generally, to pay its debts as they become due or the taking of any action for the purpose of effecting any of the foregoing;

(7)           the acquisition of any business or entry into any joint venture or partnership;

(8)           the creation of any direct or indirect Subsidiary of the Joint Venture Company other than a Facilities Company or any Wholly-Owned Subsidiary; and

(9)           negotiating external sources of additional wafer manufacturing capacity for Joint Venture Products.

In addition, such Member shall have the right to review and comment on any public announcement by the Joint Venture Company or any Subsidiary of the Joint Venture Company.

(C)           Notwithstanding anything in this Agreement to the contrary, and in addition to the provisions of Sections 7.4(A) and 7.4(B), for so long as a Member’s Percentage Interest is at least [***] percent ([***]%), the following actions shall require the unanimous approval of the Members:

(1)           the purchase, license or other acquisition of rights to third party intellectual property other than routine software licenses in connection with the Joint Venture Company’s or any of its Subsidiaries’ ongoing operations.

7.5           Defaulting Member. Notwithstanding anything in this Agreement to the contrary, in no event shall the pursuit of any remedy by the Joint Venture Company or any of its Subsidiaries against a Defaulting Member pursuant to Section 17.7 require the consent of such Defaulting Member. The Non-Defaulting Member shall have the right to control the Joint Venture Company’s pursuit of any such claim against the Defaulting Member.

7.6           Cooperation.

(A)          Intel may take action on behalf of the Joint Venture Company as contemplated by Schedule 3 and shall cooperate with and keep Micron regularly informed with respect to any Intel Matter.

(B)           Micron may take action on behalf of the Joint Venture Company as contemplated by Schedule 4 and shall cooperate with and keep Intel regularly informed with respect to any Micron Matter.

ARTICLE 8.
OFFICERS AND COMMITTEES

8.1           Intel Executive Officer.

(A)          Until the [***] anniversary of the Effective Date (the “Management Conversion Date”), the Joint Venture Company shall have an executive officer appointed by Intel (the “Intel Executive Officer”) who, together with the Micron Executive Officer, shall have responsibility for the day-to-day management and control of the business and affairs of the Joint Venture Company and its Subsidiaries and overseeing the implementation of the strategic direction of the Joint Venture Company and its Subsidiaries. The Intel Executive Officer shall perform such duties and have such powers specifically delegated to the Intel Executive Officer by the Board of Managers. The Intel Executive Officer shall be an employee of Intel seconded to the Joint Venture Company by Intel, subject to the consent of Micron, which consent shall not be unreasonably withheld or delayed. Intel shall have the right to remove the Intel Executive Officer at any time, with or without cause, provided that it provides at least ten (10) days written notice of such removal to Micron and the Joint Venture Company. Intel shall have the right to fill any vacancy in the position of Intel Executive Officer for any reason (including as a result of the Intel Executive Officer’s death, resignation, retirement or removal pursuant to this Section), subject to the consent of Micron, which consent shall not be unreasonably withheld or delayed. The Intel Executive Officer shall report directly to the Board of Managers.

(B)           The Board of Managers shall determine, from time to time, the incentive compensation for which the Intel Executive Officer may be eligible based upon the Joint Venture Company’s operational success.

8.2           Micron Executive Officer.

(A)          Until the Management Conversion Date, the Joint Venture Company shall have an executive officer appointed by Micron (the “Micron Executive Officer”) who, together with the Intel Executive Officer, shall have responsibility for the general management and control of the day-to-day business and affairs of the Joint Venture Company and its Subsidiaries and overseeing the implementation of the strategic direction of the Joint Venture Company and its Subsidiaries. The Micron Executive Officer shall perform such duties and have such powers specifically delegated to the Micron Executive Officer by the Board of Managers. The Micron Executive Officer shall be an employee of Micron seconded to the Joint Venture Company by Micron, subject to the consent of Intel, which consent shall not be unreasonably withheld or delayed. Micron shall have the right to remove the Micron Executive Officer at any time, with or without cause, provided that it provides at least ten (10) days written notice of removal to Intel and the Joint Venture Company. Micron shall have the right to fill any vacancy in the position of Micron Executive Officer for any reason (including as a result of the Micron Executive Officer’s death, resignation, retirement or removal pursuant to this Section), subject to the consent of Intel, which consent shall not be unreasonably withheld or delayed. The Micron Executive Officer shall report directly to the Board of Managers.

(B)           The Board of Managers shall determine, from to time, the incentive compensation for which the Micron Executive Officer may be eligible based upon the Joint Venture Company’s operational success.

8.3           Lead Controller/Chief Financial Officer.

(A)          The Joint Venture Company shall have a financial manager (the “Lead Controller”) who shall serve as the principal financial officer of the Joint Venture Company and shall have responsibility for and authority over the day-to-day financial matters of the Joint Venture Company and its Subsidiaries. The Lead Controller shall perform such duties and have such powers specifically delegated to the Lead Controller by the Board of Managers. The Lead Controller shall be an employee of Micron seconded to the Joint Venture by Micron, or another individual selected by Micron, subject to the consent of Intel, which consent shall not be unreasonably withheld or delayed. Micron shall have the right to remove the Lead Controller at any time, with or without cause, provided that it provides at least ten (10) days written notice of removal to Intel and the Joint Venture Company. Micron shall have the right to fill any vacancy in the position of Lead Controller for any reason (including as a result of the Lead Controller’s death, resignation, retirement or removal pursuant to this Section), subject to the consent of Intel, which consent shall not be unreasonably withheld or delayed. The Lead Controller shall report directly to the Board of Managers.

(B)           The Board of Managers shall determine, from time to time, the incentive compensation for which the Lead Controller may be eligible based upon the Joint Venture Company’s operational success.

(C)           For so long as there is a Lead Controller who is seconded to the Joint Venture Company by a Member, the other Member shall be entitled to second to the Joint Venture Company a senior finance officer to assist the Lead Controller in the execution of his or her duties set forth in this Section 8.3. The Board of Managers shall determine, from time to time, the incentive compensation for which such officer may be eligible based upon the Joint Venture Company’s operational success.

(D)          Upon the Management Conversion Date, the position of the Lead Controller shall terminate and the Board of Managers shall appoint a Chief Financial Officer (the “Chief Financial Officer”) who shall be an employee of the Joint Venture Company and shall report directly to the Chief Executive Officer. The Chief Financial Officer shall have the responsibilities specifically delegated to the Lead Controller by the Board of Managers, shall perform all other duties and shall have all powers that are delegated to him or her by the Board of Managers or the Chief Executive Officer, and shall be selected by the Board of Managers. For purposes of this Agreement, the Lead Controller and the Chief Financial Officer are referred to interchangeably as the “Financial Officer.”

8.4           Chief Executive Officer. Upon the Management Conversion Date, the Board of Managers shall appoint a Chief Executive Officer (the “Chief Executive Officer”), who shall have responsibility for the day-to-day general management and control of the business and affairs of the Joint Venture Company and its Subsidiaries and overseeing the implementation of the strategic direction of the Joint Venture Company and its Subsidiaries. The Chief Executive Officer shall perform or oversee those duties that were specifically delegated to the Intel Executive Officer and Micron Executive Officer by the Board of Managers prior to the Management Conversion Date and shall perform all other duties and have all powers that are that are commonly incident to the office of chief executive officer or that are specifically delegated to him or her by the Board of Managers. The Chief Executive Officer shall be an employee of the Joint Venture Company, selected by the Board of Managers, subject to the consent of any Member whose Percentage Interest is at least [***] percent ([***]%), which consent shall not be unreasonably withheld or delayed. The Board of Managers shall have the right to remove any Chief Executive Officer at any time, with or without cause, subject to the terms of any employment contract between the Joint Venture Company and the Chief Executive Officer.

8.5           General Provisions Regarding Officers.

(A)          There shall be one or more site managers of the Joint Venture Company who shall serve as officers of the Joint Venture Company and shall have such authority and perform or oversee those duties that are delegated to such officers by the Board of Managers or the Authorized Officers or Chief Executive Officer, as applicable. The Board of Managers may, from time to time, designate other officers of the Joint Venture Company, delegate to such officers such authority and duties as the Board of Managers may deem advisable and assign titles to any such officers. Except as otherwise provided in this Agreement, prior to the Management Conversion Date, officers may either be employees of the Joint Venture Company or Seconded Employees. Unless the Board of Managers otherwise determines or unless otherwise provided by this Agreement, if the title assigned to an officer of the Joint Venture Company is one commonly used for officers for businesses of comparable size in the same industry, then, subject to the terms of this Agreement, the assignment of such title shall constitute the delegation to such officer of the authority and duties that are customarily associated with such office for businesses of comparable size in the same industry. Except as otherwise provided in this Agreement, any number of titles may be held by the same individual.

(B)           Subject to all rights, if any, under any contract of employment, any officer to whom a delegation is made pursuant to Section 8.5(A) shall serve in the capacity delegated unless and until such delegation is revoked by the Board of Managers for any reason or no reason whatsoever, with or without cause, or such officer resigns.

8.6           Manufacturing Committee. The Members shall, by mutual agreement, establish a manufacturing committee (the “Manufacturing Committee”) to, among other things, consult with the Joint Venture Company and the Members regarding the output of Joint Venture Products to the Members. The membership, function, objectives and procedures of the Manufacturing Committee are set forth in Appendix E to this Agreement.

8.7           Waiver of Fiduciary Duties.

(A)          In connection with the determination of any and all matters presented for action to the Members, the Board of Managers or the Manufacturing Committee, as applicable, the Members acknowledge and agree that each Member will be acting on its own behalf and each Representative serving on the Board of Managers or the Manufacturing Committee will be acting on behalf of the Member that appointed such Representative.

(B)           Each Member may act, and, to the fullest extent permitted by Applicable Law, will be protected for acting, in its own interest (subject to the express terms of any contract entered into by such Member) without regard to the interest of the other Member or the Joint Venture Company or any of its Subsidiaries, and, subject to Section 8.7(D), each Representative may act, and, to the fullest extent permitted by Applicable Law, will be protected for acting at the direction or control of, or in a manner that such Representative believes is in the best interest of, the Member that appointed the Representative without regard to the interest of the other Member or the Joint Venture Company or any of its Subsidiaries. Further, each Member may, to the fullest extent permitted by Applicable Law (subject to the express terms of any contract entered into by such Member), make decisions and exercise direction and control over the decisions of the Representatives appointed by such Member without duty to or regard for the interests of the other Member or the Joint Venture Company or any of its Subsidiaries.

(C)           The Joint Venture Company, on its own behalf and on behalf of each of its Subsidiaries, and each Member waives, to the fullest extent permitted by Applicable Law, (1) any claim or cause of action against any Member or Manager or member of the Manufacturing Committee appointed by a Member, based on the determination of any and all matters presented for action to the Members, the Board of Managers or the Manufacturing Committee, as applicable, (2) breach of fiduciary duty, duty of care, duty of loyalty or any other duty or (3) breach of the Act; provided, however, the foregoing will not limit any Member’s obligation under or liability for breach of the express terms of this Agreement or any other agreement that they have entered into with the Joint Venture Company or any of its Subsidiaries or the other Member; and provided further, however, that no Member shall negotiate or enter into or request or otherwise cause the Joint Venture Company to negotiate or enter into any agreement or transaction that would result in such Member or any of its Subsidiaries receiving any financial consideration or other tangible property incentive, payment or other form of financial consideration or other tangible property consideration from any Governmental Entity or Person based upon the Joint Venture Company’s taking an action (including hiring any employees, undertaking any construction or purchasing any equipment) or entering into such agreement or transaction other than as a Member of the Joint Venture Company pursuant to this

Agreement, and any Member who receives any such consideration or other tangible property incentive, payment or other form of financial consideration or other tangible property consideration from any Governmental Entity or Person in respect of the Joint Venture Company’s activities, shall promptly convey such consideration or other tangible property incentive, payment or other form of financial consideration or other tangible property consideration from any Governmental Entity or Person to the Joint Venture Company without any adjustment in the Capital Contribution Balance of such Member.

(D)          The term “Representative” shall mean, with respect to a Member, the Managers and members of the Manufacturing Committee appointed by such Member and the employees, agents and other representatives of such Member including the Seconded Employees of such Member, but not including, only for purposes of Section 8.7(C)(2), the Chief Executive Officer, the Intel Executive Officer, the Micron Executive Officer, the Lead Controller, the Chief Financial Officer or any other officer or site manager of the Joint Venture Company (and each such officer shall be bound by such fiduciary and other duties (including the duty of care and the duty of loyalty) as would apply to an officer having comparable authority and duties under the DGCL).

ARTICLE 9.
EMPLOYEE MATTERS

9.1           Joint Venture Company Employees; Seconded Employees. The Joint Venture Company shall employ its own personnel and shall be their exclusive employer. In addition, certain other persons who are employed by Micron or Intel may be assigned by Micron or Intel, respectively, to work for the Joint Venture Company for a given period of time (“Seconded Employees”) pursuant to the terms and conditions of the Micron Personnel Secondment Agreement or the Intel Personnel Secondment Agreement, respectively. Seconded Employees may be utilized to provide services to the Joint Venture Company until (1) the time specified in Article 8 for certain Seconded Employees acting as officers of the Joint Venture Company, (2) with respect to Seconded Employees employed by Micron, until the time determined under the terms of the Micron Personnel Secondment Agreement, or (3) with respect to Seconded Employees employed by Intel, until the time determined under the terms of the Intel Personnel Secondment Agreement. Notwithstanding the foregoing, no Seconded Employee will become employed by the Joint Venture Company or any of its Subsidiaries unless agreed among the Joint Venture Company and the Members.

9.2           Performance and Removal of Seconded Employees. The Intel Executive Officer and Micron Executive Officer shall consult with one another with respect to any Seconded Employee, regardless of Member origin, who is not adequately performing or adequately adapting to the team environment of the Joint Venture Company, and discuss appropriate action. If a decision is made by the Intel Executive Officer, in the case of an Intel Seconded Employee, or the Micron Executive Officer, in the case of a Micron Seconded Employee, that such employee should be reassigned to duties other than with the Joint Venture Company, the Intel Executive Officer or the Micron Executive Officer, as the case may be, will make reasonably prompt efforts to request the seconding Member to reassign such employee to duties other than with the Joint Venture Company as such seconding Member shall determine in its sole discretion. In no event will the Intel Executive Officer or Micron Executive Officer have (i) the authority to reassign any Seconded Employee of the other Member (either within the Joint Venture Company or to any other assignment), or (ii) the ability to terminate the employee relationship between a Seconded Employee of the other Member and his or her Member employer. Intel and Micron shall each determine in its own sole discretion with regard to its own Seconded Employees whether or not, and if so under what conditions, the Intel Executive Officer (in the case of Intel) or the Micron Executive Officer (in the case of Micron) may either reassign the duties of (either within the Joint Venture Company or to any other assignment) or terminate the employment relationship with its own Seconded Employees.

For avoidance of doubt, this Section 9.2 shall not apply to the Intel Executive Officer, the Micron Executive Officer, or the Lead Controller whose performance shall be subject to review by the Board of Managers. Furthermore, the Board of Managers shall possess the authority to require that a Seconded Employee be reassigned by the seconding Member to duties other than with the Joint Venture Company. Subject to the terms of the Intel Personnel Secondment Agreement and the Micron Personnel Secondment Agreement, as the case may be, the Chief Executive Officer shall possess the authority to require that a Seconded Employee be reassigned by the seconding Member to duties other than with the Joint Venture Company.

9.3           Forms. (A)             The Joint Venture Company and each of its Subsidiaries shall have policies applicable to, and ensure that all of its officers, employees and third-party independent contractors, third-party consultants, and other third-party service providers enter into appropriate agreements with respect to, (1)  protection of confidential information of the Joint Venture Company and its Subsidiaries, (2) compliance with Applicable Laws, and (3) other matters related to the delivery of services to, or employment of such Person by, the Joint Venture Company or its Subsidiaries. The Joint Venture Company and each of its Subsidiaries shall have policies applicable to, and ensure that all of its officers and employees enter into appropriate agreements with respect to intellectual property assignment, including invention disclosures, pursuant to which ownership to any intellectual property created in the course of employment with the Joint Venture Company or any of its Subsidiaries shall be assigned to the Joint Venture Company. The Joint Venture Company and each of its Subsidiaries shall have policies applicable to, and ensure that all of its third-party independent contractors, third-party consultants, and other third-party service providers that create intellectual property in the course of performing services for the Joint Venture Company or any of its Subsidiaries, enter into appropriate agreements with the Joint Venture Company with respect to the Joint Venture Company’s ownership of or the Joint Venture Company and its Subsidiaries’ right to use such intellectual property. The forms referred to in this Section 9.3 are collectively referred to as the “Service Provider Related Forms.”

(B)           Notwithstanding any preceding provisions in this Section 9.3 or elsewhere, no Seconded Employee shall be required to sign any Service Provider Related Forms, except with respect to acknowledgement of and agreement regarding policies of the Joint Venture Company addressing conduct while performing services at the premises of the Joint Venture Company, such as workplace safety, but excluding matters relating to protection of confidential information of the Joint Venture Company and its Subsidiaries and intellectual property assignment, which issues have been addressed in other documents. The Joint Venture Company shall be responsible for providing those appropriate Service Provider Related Forms, if any, prepared by the Joint Venture Company for Seconded Employees to the appropriate Seconded Employees, following up to make sure they are signed and for properly storing such forms; however Intel and Micron shall each require that their Seconded Employees sign the applicable Service Provider Related Forms when requested to do so by the Joint Venture Company.

9.4           Compensation and Benefits.

(A)          The Joint Venture Company and its Subsidiaries shall have compensation and benefits programs for the employees of the Joint Venture Company and its Subsidiaries (excluding, for this purpose, Seconded Employees) at its locations consistent with local practices in each respective geographic area, as determined by the Intel Executive Officer and Micron Executive Officer, or the Chief Executive Officer, as applicable, and, to the extent required by law or this Agreement, approved by the Board of Managers, which may initially be modeled after Micron’s local compensation and benefits programs if deemed to be appropriate and competitive by the Intel Executive Officer and the Micron Executive Officer (or the Chief Executive Officer, when applicable) and, if applicable, the Board of Managers. Incentive compensation programs for Joint Venture Company employees and the employees of any Subsidiary of the Joint Venture Company will be tied to the Joint Venture Company’s operational success, as determined by the Intel Executive Officer and the Micron Executive Officer (or the Chief Executive Officer, when applicable) and approved by the Board of Managers.

(B)           It is the intention of Micron to offer its employees who transfer to the Joint Venture Company the option to transfer up to [***] hours of their current accrued Time Off Plan (“TOP”) hours balance to the comparable plan of the Joint Venture Company to be administered in accordance with the terms of such plan. If Micron allows such a transfer and if an employee so elects, the Joint Venture Company shall credit the employee’s Joint Venture Company TOP (or similar time bank) account with the transferred hours and Micron shall pay the Joint Venture Company an amount equal to the person’s base hourly rate (or a calculated base hourly rate in case of salaried employees) multiplied by the TOP hours transferred.

(C)           It is the intention of Intel to offer its employees who transfer to the Joint Venture Company the option to transfer up to [***] hours of their current accrued vacation and personal absence hours balance to the comparable plan of the Joint Venture Company to be administered in accordance with the terms of such plan. If Intel allows such a transfer and if an employee so elects, the Joint Venture Company shall credit the employee’s Joint Venture Company TOP (or similar time bank) account with the transferred hours and Intel shall pay the Joint Venture Company an amount equal to the person’s base hourly rate (or a calculated base hourly rate in case of salaried employees) multiplied by the vacation and personal absence hours transferred.

ARTICLE 10.
RECORDS, ACCOUNTS AND REPORTS

10.1         Books and Records. The Authorized Officers, or the Chief Executive Officer, as applicable, shall keep or cause to be kept adequate books and records with respect to the Joint Venture Company’s and each of its Subsidiaries’ business, including the following:

(A)          a current list of the full name and last known business address of each Member and its appointed Managers and all officers and Representatives;

(B)           copies of records that would enable a Member to determine the relative Committed Capital, Percentage Interests, Sharing Interests, Economic Interests, Member Debt Financing, Capital Contribution Balances and Accumulated Distributions Accounts of the Members and to determine whether any Balance Sheet Metric Event or Operating Metric Event has occurred in any relevant period;

(C)           a copy of the Certificate together with any amendments;

(D)          copies of the Joint Venture Company’s and each of its Subsidiaries’ federal and state income tax returns and reports, if any, for the longer of (1) five (5) years from the time of filing or (2) with respect to any such tax return of the Joint Venture Company, until the expiration of the statute of limitations on the assessment of income tax liabilities for the taxable year of each Member in which the income required to be shown on such tax return of the Joint Venture Company is required to be included (and each Member shall promptly respond to requests from the officers of the Joint Venture Company in order to determine whether such statute of limitations has expired);

(E)           a copy of this Agreement, together with any amendments;

(F)           copies of any financial statements of the Joint Venture Company and its Subsidiaries for the greater of its seven (7) most recent years or all open taxable years;

(G)           copies of all Proposed Business Plans, Approved Business Plans, Member Business Plans and Operating Plans;

(H)          minutes of meetings of the Members, the Board of Managers, and any other committee appointed by the Board of Managers from time to time and all written consents in lieu of a meeting; and

(I)            any other records required to be maintained by the Act.

10.2         Access to Information.

(A)          To the extent not in violation of Applicable Law, each Member and its agents (which may include employees of the Member or the Member’s independent certified accountants) shall have the right, at any reasonable time, to inspect, review, copy and audit (or cause to be audited) at the expense of the inspecting Member any and all properties, assets, books of account, corporate records, contracts, documentation and any other material of the Joint Venture Company or any of its Subsidiaries, at the request of the inspecting Member. Upon such request, the Joint Venture Company and each of its relevant Subsidiaries shall use reasonable efforts to make available to such inspecting Member the Joint Venture Company’s accountants and key employees for interviews to verify information furnished or to enable such Member to otherwise review the Joint Venture Company or any of its Subsidiaries and their operations. Such availability is conditioned upon the terms and conditions of the Confidentiality Agreement.

(B)           The Members recognize that the Joint Venture Company may, from time to time, be in possession of Competitively Sensitive Information belonging to a Member, and in no event shall a Member be entitled to access any Competitively Sensitive Information of the other Member in the possession of the Joint Venture Company. The Joint Venture Company shall maintain procedures reasonably acceptable to both Members (including requiring that the Members use reasonable efforts to label or otherwise identify Competitively Sensitive Information as such) to ensure that the Joint Venture Company will not disclose or provide Competitively Sensitive Information of one Member to the other Member (other than to a Joint Venture Company employee or to a Seconded Employee of the other Member to the extent required for such employee or Seconded Employee to perform his or her duties for the Joint Venture Company) or any third party unless such disclosure is specifically requested by the Member providing such Competitively Sensitive Information. The Joint Venture Company shall not be liable for inadvertent disclosures of Competitively Sensitive Information that was not labeled or identified as such.

(C)           Upon request, each Member agrees to use reasonable efforts to provide the other Member and the Joint Venture Company with reasonable access to those portions of its facilities and to those items of its equipment that are being used to provide services to the Joint Venture Company, and to those employees who are providing services to the Joint Venture Company, to verify information regarding such operations or enable such Member and the Joint Venture Company to otherwise review the services being provided to the Joint Venture Company.

10.3         Operations Reports. Subject to Section 10.2(B), the Joint Venture Company and each of its Subsidiaries shall provide both Members with all quarterly, monthly and weekly reporting packages containing such manufacturing and production reports as may be required to be delivered under any agreement with, or otherwise requested by, either Member.

10.4         Financial Reports. The Joint Venture Company and each of its Subsidiaries shall provide the Members the following:

(A)          Monthly Reports.

(1)           for each Fiscal Month, the Joint Venture Company, and if requested, each of its Subsidiaries, shall provide each Member with the following monthly reports prepared in accordance with Modified GAAP consistently applied, in each case within the time period specified below:

(a)           Monthly Flash Report within eight (8) days after the end of each Fiscal Month;

(b)           monthly cash flow report within fifteen (15) days after the end of each Fiscal Month;

(c)           month-end balance sheet within fifteen (15) days after the end of each Fiscal Month;

(d)           monthly profit and loss statement within fifteen (15) days after the end of each Fiscal Month;

(e)           monthly operational spending summary within fifteen (15) days after the end of each Fiscal Month; and

(f)            such other reports as may be required to be delivered under any agreement with, or otherwise reasonably requested by, either Member.

(2)           With respect to each of the monthly reports set forth in Section 10.4(A)(1), each Member may provide a sample format for such monthly report as is necessary and appropriate.

(B)           Quarterly Reports. (1)  As soon as available, but not later than twenty (20) days after the end of each Fiscal Quarter (other than Fiscal Quarters ending on the last day of a Fiscal Year, provided that the information required by this Section 10.4(B) will be included in the reports delivered pursuant to Section 10.4(C) below for the Fiscal Year ending on such date), the Joint Venture Company shall provide to each Member a consolidated balance sheet of the Joint Venture Company as of the end of such period and consolidated statements of income, cash flows and changes in Members’ equity, as applicable, for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding Fiscal Year, and including comparisons to the Approved Business Plan, each prepared in accordance with Modified GAAP. The Financial Officer shall discuss with the Members such quarterly financial data and the business outlook of the Joint Venture Company and its Subsidiaries and shall be available to respond to questions from the Members regarding such data and outlook.

(3)           In addition, as soon as available, but not later than thirty (30) days after the end of each Fiscal Quarter, the Joint Venture Company shall provide to each Member a consolidated balance sheet of the Joint Venture Company as of the end of each Fiscal Quarter and consolidated statements of income and changes in Members’ equity, as applicable, for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding Fiscal Year (to the extent such comparison is appropriate), each prepared in accordance with GAAP. The Joint Venture Company shall also provide a reconciliation that describes and quantifies the differences between the consolidated financial statements prepared in accordance with GAAP and the consolidated financial statements prepared in accordance with Modified GAAP. The non-Consolidating Member may reasonably request that the Consolidating Member use its reasonable efforts to engage the Consolidating Member’s external auditor to perform certain agreed-upon procedures with respect to such reconciliation. Upon such request, the Consolidating Member shall not unreasonably deny or delay such request. The non-Consolidating Member shall promptly reimburse the Consolidating Member for the incremental costs incurred by the Consolidating Member with respect to the performance of such agreed-upon procedures by the Consolidating Member’s external auditor.

(C)           Annual Audit. As soon as available, but not later than sixty (60) days after the end of each Fiscal Year of the Joint Venture Company commencing with the Fiscal Year ended August 31, 2006, audited consolidated financial statements of the Joint Venture Company and its Subsidiaries, which shall include statements of income, cash flows and changes in Members’ equity, as applicable, for such Fiscal Year and a balance sheet as of the last day thereof, each prepared in accordance with GAAP, consistently applied, and accompanied by the report of a firm of independent certified public accountants selected from time to time by the Board of Managers (the “Accountants”).

(D)          Right to Audit. Either Member may conduct a separate audit of the Joint Venture Company’s financial statements and internal controls over financing reporting at its own expense, and the Members agree to use all reasonable efforts to coordinate the timing of any separate audits that any Member elects to conduct.

10.5         Reportable Events.

(A)          The Joint Venture Company shall provide notice to the Members of any Member Reportable Event as soon as possible and in any event no later than [***] ([***]) days following the occurrence of said event. The following events shall be “Member Reportable Events”:

(1)           any action by the Joint Venture Company or a Subsidiary of the Joint Venture Company that will result in recording an impairment of assets of the Joint Venture Company or any of its Subsidiaries, including without limitation, intangibles, goodwill, fixed assets, accounts receivable and inventory, that is expected to exceed $[***], individually or when aggregating other similar assets impaired at the same time;

(2)           any decision to shutdown a business unit, close a facility, dispose of long-lived assets or terminate employees (in a FAS 146 plan of termination) whereby the Joint Venture Company or a Subsidiary of the Joint Venture Company may incur an accounting charge that would exceed $[***];

(3)           entry by the Joint Venture Company or a Subsidiary of the Joint Venture Company into any off-balance sheet arrangement (unconsolidated transactions with a third party under which the entity retains or has a contingent interest in transferred assets or is obligated under derivative instruments classified in equity, or with a third party that constitutes a “variable interest entity” under FIN 46);

(4)           the execution, amendment or termination of a contract that meets one of the following thresholds:

(a)           patent, copyright or trademark license requiring payment of more than $[***];

(b)           technology licenses requiring payment of more than $[***];

(c)           contracts for supply of equipment or materials (i) from either a sole source (single qualified source or true sole source), a supplier with only one site, or a supplier located only in a “high risk” geographic area and (ii) where interruption of supply may cause a key Joint Venture Product to experience a launch delay or production interruption with revenue impact of more than $[***] in a ninety (90)-day period; and

(d)           other contracts with a value in excess of $[***]; and

(5)           entry into any short-term debt (payable within one year), long-term debt, capital lease, operating lease or guaranty in excess of $[***].

(B)           The Joint Venture Company shall provide notice to the Members of any Joint Venture Reportable Event as soon as possible and in any event no later than [***] ([***]) days after the Joint Venture Company becomes aware of such Joint Venture Reportable Event. The following events shall be “Joint Venture Reportable Events”:

(1)           receipt by the Joint Venture Company or any of its Subsidiaries of an offer to buy an Interest in the Joint Venture Company or any of its Subsidiaries or a significant amount of its assets or to merge or consolidate with the Joint Venture Company or any of its Subsidiaries, or any indication of interest from any Person with respect to any such transaction;

(2)           the commencement, or threat delivered in writing, of any lawsuit involving the Joint Venture Company or any of its Subsidiaries;

(3)           the receipt by the Joint Venture Company or any of its Subsidiaries of a notice that the Joint Venture Company or any of its Subsidiaries is in default under any loan agreement to which the Joint Venture Company or any of its Subsidiaries is a party;

(4)           any breach by the Joint Venture Company or any of its Subsidiaries or a Member or an Affiliate of a Member of any contract, agreement or understanding between the Joint Venture Company or any of its Subsidiaries and a Member or an Affiliate of a Member;

(5)           any recall of, or other significant alleged product defects with respect to, any product manufactured by the Joint Venture Company or any of its Subsidiaries, whether or not as a result of a request or order by any Governmental Entity;

(6)           any material adverse change with respect to the current status of any item of intellectual property rights owned by the Joint Venture Company or any of its Subsidiaries (“Intellectual Property Rights”), including receipt of any adverse notice from any Governmental Entity with respect to such item of Intellectual Property Rights and notice of any action taken or threatened by any third party that could affect the validity of any item of Intellectual Property Rights;

(7)           the removal or resignation of the Accountants for the Joint Venture Company, or any adoption, or material modification, of any significant accounting policy or tax policy other than those required by GAAP; or

(8)           any other event that has had, or could reasonably be expected to have, a material adverse effect on the business, results of operations, financial condition or assets of the Joint Venture Company or any of its Subsidiaries.

10.6         Tax Information.

(A)          Estimated Tax Information. The Financial Officer shall deliver the following information to each Member, as provided below:

(1)           on or prior to the date that is ninety (90) days following the end of each Joint Venture Company taxable year, an estimate of the United States federal and material state taxable income of the Joint Venture Company for such taxable year; and

(2)           on or prior to the date that is thirty (30) days following the end of each Joint Venture Company taxable quarter, an estimate of the United States federal and material state taxable income of the Joint Venture Company for the taxable year of the Joint Venture Company as of the end of such taxable quarter.

(B)           Tax Returns. The Financial Officer shall deliver to each Member, on or prior to the date that is one hundred twenty (120) days following the end of each Joint Venture Company taxable year, a draft of the United States federal and material state income tax returns (and related attachments including Schedule K-1) of the Joint Venture Company for such taxable year. Each Member shall have fifteen (15) days to review such tax returns and provide written comments thereon to the Joint Venture Company, and to the extent the Joint Venture Company does not intend to incorporate such comments into such tax returns the Joint Venture Company and the Members shall attempt to resolve any disagreements within fifteen (15) days after the delivery of such comments to the Joint Venture Company. If the Members and the Joint Venture Company are unable to resolve any disputes regarding the content of such tax returns within such fifteen (15)-day period, the issue or issues shall be referred for resolution to a partner at a “Big 4” accounting firm (or other nationally recognized accounting firm) reasonably acceptable to the Members and the Joint Venture Company, who shall be requested to resolve open issues, on the basis of the position most likely to be sustained if challenged in a court having initial jurisdiction over the matter (which for federal income tax issues shall be deemed to be the United States Tax Court), no later than one hundred eighty (180) days following the end of such taxable year. The decision of such accounting firm shall be final and binding on the Members and the Joint Venture Company, and the costs of such accounting firm shall be Joint Venture Company costs. The Joint Venture Company shall deliver final income tax returns (including related schedules) to the Members within two hundred twenty (220) days after the end of each taxable year of the Joint Venture Company, but not prior to the resolution of disputes among the Members and the Joint Venture Company with respect to such tax returns; provided that if such tax returns become due (taking into account extensions of time to file, which the Joint Venture Company shall seek as necessary to avoid the delinquent filing of its tax returns) they shall be filed as determined by the Joint Venture Company and shall be amended and re-filed as required by the outcome of the referral to the accounting firm as provided herein.

10.7         Tax Matters and Tax Matters Partner. The [***] at the end of a given taxable year (or, if there is no [***] at such time, the Member that served as the Tax Matters Partner for the prior year) shall serve as the “Tax Matters Partner” under the Code and in any similar capacity under state, local or foreign law for such year. The Tax Matters Partner shall supply such information to the Internal Revenue Service as may be necessary to cause the other Member to be a “notice partner” as defined in Code Section 6231(a)(8). The Tax Matters Partner shall keep each Member informed of any administrative or judicial proceeding relative to any adjustment or proposed adjustment at the Joint Venture Company level of Joint Venture Company items, and shall provide the other Member with notice and an opportunity to participate in significant meetings or other proceedings (both in person and by telephone), preparation of correspondence and other significant events with respect to taxes pertaining to the Joint Venture Company. Without the prior written approval of all Members, the Tax Matters Partner shall not (a) enter into any settlement agreement with the Internal Revenue Service which purports to bind or otherwise could adversely affect Persons other than the Tax Matters Partner and any Members who agree in writing to be bound by such agreement, (b)  file a petition as contemplated by Sections 6226(a) or 6228 of the Code, (c) intervene in any action as contemplated by Section 6226(b) of the Code, (d) file any request as contemplated by Section 6227(c) of the Code, (e) enter into an agreement extending the period of limitation as contemplated by Section 6229(b)(1)(B) of the Code, (f) take any actions comparable to those described in clauses (a) through (e) under state, local or foreign tax law or (g) take any other action in its capacity as Tax Matters Partner that could significantly affect the tax liability of the other Member.

10.8         Bank Accounts and Funds. Except as otherwise provided in Section 2.2, Joint Venture Company funds, including cash Capital Contributions, shall be deposited in an interest-bearing account or accounts in the name of the Joint Venture Company and shall not be commingled with the funds of any Member, Manager or any other Person. All checks, orders or withdrawals shall be signed by any one or more Persons as authorized by the Board of Managers and subject to the approval rights set forth in Section 10.9(E).

10.9         Internal Controls.

(A)          The Joint Venture Company shall have in place a system of internal controls over financial reporting in accordance with the policies of the Consolidating Member as of the Effective Date, the design and operation of which shall be monitored and approved by the Board of Managers and the Financial Officer. Changes to the Joint Venture Company’s system of internal controls over financial reporting shall be made at the request of either Member (and if requested by the Non-Consolidating Member, the Non-Consolidating Member shall reimburse the Joint Venture Company for its reasonable costs incurred in implementing the changes), subject to the other Member’s approval, which approval shall not be unreasonably withheld, and, subject to the approval of the Board of Managers and the approval of the Financial Officer, which shall not be unreasonably withheld; provided, however, that in the event of a Change of Consolidating Member, the internal controls over financial reporting and accounting systems of the Joint Venture Company shall, at the Joint Venture Company’s expense, be modified as necessary to satisfy the new Consolidating Member’s requirements relating to internal controls over financial reporting, and such Member shall be entitled to receive the information and perform the testing that either it or such Member’s auditors deem necessary or advisable to satisfy their responsibilities related thereto.

(B)           Each Member shall be entitled, at its own expense, to have one or more internal auditors (not to exceed three (3) internal auditors at any single Facility) located on site at the offices and facilities of the Joint Venture Company with full access to all of the Joint Venture Company’s financial and manufacturing records and reporting systems; provided, however, that such internal auditors shall be required to abide by the procedures maintained by the Joint Venture Company pursuant to Section 10.2(B) for preventing the inappropriate sharing of such information.

(C)           The Consolidating Member shall provide to the non-consolidating Member such information as the non-consolidating Member may reasonably request in connection with the assessment of whether a Change of Consolidating Member has occurred or may occur. The Consolidating Member, if it is the Non-Funding Member with respect to any outstanding Member Notes, shall promptly notify the non-consolidating Member if it has determined that it is reasonably likely to not contribute to the Joint Venture Company any amounts to be used to repay any such Member Notes in accordance with Article 3.

(D)          The Consolidating Member shall make available to the non-Consolidating Member the findings of the external auditor of the Consolidating Member with respect to the Consolidating Member’s annual audit and of its internal control over financial reporting to the extent such findings are applicable to the internal control over financial reporting of the Joint Venture Company. The non-Consolidating Member may reasonably request that the Consolidating Member use its reasonable efforts to engage the Consolidating Member’s external auditor to perform certain agreed-upon procedures with respect to such internal control over financial reporting of the Joint Venture Company. Upon such request, the Consolidating Member shall not unreasonably deny or delay such request. The non-Consolidating Member shall promptly reimburse the Consolidating Member for the incremental costs incurred by the Consolidating Member with respect to the performance of such agreed-upon procedures by the Consolidating Member’s external auditor.

(E)           The internal controls over financial reporting referenced in this Section 10.9 shall provide, among other things, that prior to the Management Conversion Date, Joint Venture Company expenditures greater than $[***] shall require approval of both Authorized Officers and shall thereafter require the approval of the Chief Executive Officer; provided, however, that a decision to approve or disapprove any such expenditure shall be made in a manner consistent with the [***] Budget and [***] Budget or Annual Budget, as applicable, included in the then-effective Approved Business Plan.

ARTICLE 11.
BUSINESS PLAN

11.1         Initial Business Plan; Initial Budgets.

(A)          Initial Approved Business Plan. The Members have agreed upon an initial Approved Business Plan (the “Initial Business Plan”) of the Joint Venture Company and its Subsidiaries covering the operations of the Joint Venture Company and its Subsidiaries from the Effective Date through [***] , which is the end of the Applicable Fiscal Quarter (the “Initial Period”). The Initial Business Plan shall be deemed to be an Undisputed Approved Business Plan.

(B)           Initial Budgets. The Initial Business Plan includes an [***] budget (the “[***] Budget”) in accordance with which the Joint Venture Company’s and each of its Subsidiaries’ operating and capital expenditures relating to matters not covered by the [***] Budget shall be made during the Initial Period and the Capital Contributions that will be needed from the Members during each Fiscal Quarter of the Initial Period to fund the [***] Budget. Such operating and capital expenditures will be funded by the Members’ Initial Capital Contributions and by [***] Capital Contributions, which [***] Capital Contributions shall not, in the aggregate, exceed the Maximum Incremental Capital Amount. The Initial Business Plan also includes a budget (the “[***] Budget”) in accordance with which the Joint Venture Company’s and each of its Subsidiaries’ operating and capital expenditures for [***] shall be made during the Initial Period and the Capital Contributions that will be needed from the Members during each Fiscal Quarter of the Initial Period to fund [***] Budget.

(C)           Modification of Initial Business Plan. Except as otherwise provided in this Section 11.1(C), the Initial Business Plan shall not be amended, updated, modified or superseded without the unanimous written consent of the Members.

(1)           Annual Review of Initial Business Plan. At least ninety (90) days prior to the beginning of each of the [***] and [***] Fiscal [***] of the Initial Period and the Applicable Fiscal Quarter, the Board of Managers shall (in consultation with the Authorized Officers or the Chief Executive Officer, as applicable, and with the Financial Officer) review the Initial Business Plan and determine whether any amendment thereto is necessary. Subject to Section 6.3(A)(11), upon a determination by the Board of Managers that an amendment to the Initial Business Plan is necessary or appropriate, the Board of Managers may approve such amendment (and the Initial Business Plan as so amended shall be an Undisputed Approved Business Plan) and the Authorized Officers, or the Chief Executive Officer, as applicable, shall thereupon implement such amendment to the Initial Business Plan as promptly as commercially practicable; provided, however, that any failure of the Board of Managers to approve any amendment to the Initial Business Plan shall result in the continuation of the Initial Business Plan, subject to (a) any prior amendment approved by the Board of Managers and (b) Section 11.1(C)(2).

(2)           Member Modification of Initial Business Plan. In addition to any amendment to the Initial Business Plan that may be approved by the Board of Managers pursuant to Section 11.1(C)(1), during the Initial Period:

(a)           (i)            Each Member shall have the right from time to time to request that the Board of Managers review the Initial Business Plan to consider whether the [***] Budget should be amended to, among other things, adjust the Capital Contribution schedule set forth in the [***] Budget. No such amendment shall cause the [***] Capital Contributions to be made by Micron in accordance with the [***] Budget, as amended, to exceed the Micron Maximum Incremental Capital Amount, nor shall such amendment cause the [***] Capital Contributions to be made by Intel in accordance with the [***] Budget, as amended, to exceed, in the aggregate, the Intel Maximum Incremental Capital Amount. Upon such request, the Board of Managers shall, at the next scheduled meeting of the Board of Managers, or at a special meeting called for such purpose, review the Initial Business Plan and determine whether such amendment to the [***] Budget is necessary or appropriate. If the Board of Managers approves such amendment to the [***] Budget in accordance with Section 6.3(A)(11), such amended [***] Budget shall become an approved amendment to the Initial Business Plan (and the Initial Business Plan as so amended shall be an Undisputed Approved Business Plan), and the Authorized Officers, or the Chief Executive Officer, as applicable, shall implement the amended Initial Business Plan as promptly as commercially practicable. Subject to clause (ii) of this Section 11.1(C)(2)(a), any failure of the Board of Managers to approve any amendment to the [***] Budget shall result in the continuation of the Initial Business Plan without the proposed amendment.

(ii)           If the Board of Managers fails to approve such amendment to the [***] Budget requested by a Member, then such Member may submit a proposed amendment to the Initial Business Plan to adjust the Capital Contribution schedule for the [***] Budget (a “Member [***] Budget”) to the Board of Managers (with a copy delivered to the other Member) for approval. The other Member may, within twenty (20) days thereof, submit an alternate Member [***] Budget to the Board of Managers for approval. In no event shall a Member [***] Budget call for aggregate [***] Capital Contributions to be made by Micron in excess of the Micron Maximum Incremental Capital Amount or by Intel in excess of the Intel Maximum Incremental Capital Amount. If, within twenty (20) days after such twenty (20)-day period, the Board of Managers approves any Member [***] Budget, such Member [***] Budget shall become an approved amendment to the Initial Business Plan (and the Initial Business Plan as so amended shall be an Undisputed Approved Business Plan), and the Authorized Officers, or the Chief Executive Officer, as applicable, shall implement the amended Initial Business Plan as promptly as commercially practicable. If the Board of Managers fails to approve a Member [***] Budget within such twenty (20)-day period, then the matter shall be referred to the Members’ Authorized Representatives for resolution. If such referral results in an agreement on a Member [***] Budget, such Member [***] Budget shall become an approved amendment to the Initial Business Plan (and the Initial Business Plan as so amended shall be an Undisputed Approved Business Plan), and the Authorized Officers, or the Chief Executive Officer, as applicable, shall implement the amended Initial Business Plan as promptly as commercially practicable. If such referral does not result in an agreement on a Member [***] Budget within ten (10) days of such referral, then the [***] shall become an approved amendment to the Initial Business Plan (and the Initial Business Plan as so amended shall be a Disputed Approved Business Plan), and the Authorized Officers, or the Chief Executive Officer, as applicable, shall implement the amended Initial Business Plan as promptly as commercially practicable.

(b)           (i)            Each Member shall have the right from time to time to request that the Board of Managers review the Initial Business Plan to consider whether the [***] Budget should be amended to, among other things, adjust the [***] Budget and the Capital Contribution schedule set forth therein. Upon such request, the Board of Managers shall, at the next scheduled meeting of the Board of Managers, or at a special meeting called for such purpose, review the Initial Business Plan and determine whether such amendment to the [***] Budget is necessary or appropriate. If the Board of Managers approves such amendment to the [***] Budget in accordance with Section 6.3(A)(11), such amended [***] Budget shall become an approved amendment to the Initial Business Plan (and the Initial Business Plan as so amended shall be an Undisputed Approved Business Plan), and the Authorized Officers, or the Chief Executive Officer, as applicable, shall implement the amended Initial Business Plan as promptly as commercially practicable. Subject to clause (ii) of this Section 11.1(C)(2)(b), any failure of the Board of Managers to approve any amendment to the [***] Budget shall result in the continuation of the Initial Business Plan without the proposed amendment.

(ii)           If the Board of Managers fails to approve such amendment to the [***] Budget requested by a Member, then either Member may submit a proposed amendment to the Initial Business Plan to adjust the [***] Budget and the Capital Contribution schedule contained therein (a “Member [***] Budget”) to the Board of Managers (with a copy delivered to the other Member) for approval. If a Member submits a Member [***] Budget, the other Member shall have twenty (20) days to present an alternate Member [***] Budget to the Board of Managers for approval. If, within thirty (30) days after such twenty (20)-day period, the Board of Managers approves any Member [***] Budget, such Member [***] Budget shall become an approved amendment to the Initial Business Plan (and the Initial Business Plan as so amended shall be an Undisputed Approved Business Plan), and the Authorized Officers, or the Chief Executive Officer, as applicable, shall implement the amended Initial Business Plan as promptly as commercially practicable. If the Board of Managers fails to approve a Member [***] Budget within such thirty (30)-day period, then the matter shall be referred to the Members’ Authorized Representatives for resolution. If such referral results in an agreement on a Member [***] Budget, such Member [***] Budget shall become an approved amendment to the Initial

Business Plan (and the Initial Business Plan as so amended shall be an Undisputed Approved Business Plan), and the Authorized Officers, or the Chief Executive Officer, as applicable, shall implement the amended Initial Business Plan as promptly as commercially practicable. If such referral does not result in an agreement on a Member [***] Budget within ten (10) days of such referral, then the [***] shall become an approved amendment to the Initial Business Plan (and the Initial Business Plan as so amended shall be a Disputed Approved Business Plan), and the Authorized Officers, or the Chief Executive Officer, as applicable, shall implement the amended Initial Business Plan as promptly as commercially practicable.

11.2         Subsequent Business Plans. This Section 11.2 shall apply with respect to any Fiscal Year or Fiscal Quarter ending after the Initial Period (except that to the extent a Proposed Business Plan covers the Applicable Fiscal Quarter, the portion of the Proposed Business Plan covering the [***] Budget for such Applicable Fiscal Quarter shall be governed by Section 11.1).

(A)          Proposed Business Plan. For each Fiscal Year ending after the end of the Initial Period, the Authorized Officers, or the Chief Executive Officer, as applicable, and the Financial Officer shall prepare a proposed three-year business plan (the “Proposed Business Plan”) at least ninety (90) days prior to the beginning of the applicable Fiscal Year, which shall address, for the Proposed Business Plan period, (1) [***] by the Joint Venture Company and its Subsidiaries, (2) [***] of Joint Venture Products for sale to the Members, (3) [***] needs, (4) [***] proposed and expected to be incurred, (5) the Joint Venture Company’s and its Subsidiaries’ [***], (6) [***] needs and sources of the Joint Venture Company and its Subsidiaries, (7) forecasted [***], together with all supporting assumptions, (8) the forecasted [***] expected to be [***] of the Joint Venture Company and its Subsidiaries, (9) the forecasted [***] of the Joint Venture Company and its Subsidiaries, (10) such other business activities as shall be necessary and appropriate and (11) any [***] Approved Business Plan with respect any of the above.

(B)           Annual Budgets. Each Proposed Business Plan shall include a fixed budget (the “Annual Budget”) in accordance with which the Joint Venture Company’s and each of its Subsidiaries’ [***] are proposed to be made for [***], and [***] for the Joint Venture Company’s and each of its Subsidiaries’ [***], subject to the Proposed Business Plan becoming an Approved Business Plan in accordance with Section 11.2(D). The Annual Budget may include (1) a budget for [***], which shall set forth in detail the amount of funds expected to be required for [***] and for [***], (2) a budget for any [***], which shall set forth in detail the amount of funds expected to be required for [***] and for [***] for any [***] included in the Proposed Business Plan and (3) another budget, which shall set forth in detail the amount of funds expected to be required for any other purpose of the Joint Venture Company consistent with its Certificate and Section 1.4, and in each case including provision for [***], each as necessary to effectuate the applicable Proposed Business Plan. Any Proposed Business Plan approved in accordance with Section 11.2(D) (as may be amended pursuant to Section 11.2(E)) shall include [***].

(C)           Participation in the Development of the Proposed Business Plan. In preparing the Proposed Business Plan, the Authorized Officers, or the Chief Executive Officer, as applicable, and the Financial Officer shall be advised by the Manufacturing Committee.

(D)          Submission of Proposed Business Plan for Approval by Board of Managers. The Authorized Officers, or the Chief Executive Officer, as applicable, and the Financial Officer shall submit the Proposed Business Plan to the Board of Managers [***]. The Board of Managers shall review the Proposed Business Plan, including the Annual Budget included in such Proposed Business Plan.

(1)           If the Proposed Business Plan receives the approval of the Board of Managers, such Proposed Business Plan shall be approved (the “Undisputed Approved Business Plan”); provided, however, that the most recently adopted Undisputed Approved Business Plan may be amended from time to time in accordance with Section 11.2(E).

(2)           If the Board of Managers fails to approve the Proposed Business Plan within thirty (30) days of the submission of such Proposed Business Plan to the Board of Managers, then each Member may, within twenty (20) days after the earlier of the end of such thirty (30)-day period or the date on which the Board of Managers rejects the Proposed Business Plan, submit its own proposed business plan (a “Member Business Plan”) to the Board of Managers for approval. If, within twenty (20) days after the submission of a Member Business Plan, the Board of Managers approves any Member Business Plan or any other Proposed Business Plan, such Member Business Plan or other Proposed Business Plan shall become an Undisputed Approved Business Plan. If the Board of Managers fails to approve any Member Business Plan or other Proposed Business Plan within such twenty (20)-day period, then the matter shall be referred to the Members’ Authorized Representatives for resolution. If such referral results in an agreement on a Member Business Plan or any other Proposed Business Plan, such Member Business Plan or other Proposed Business Plan, as applicable, shall be an Undisputed Approved Business Plan. Subject to compliance with the limitations set forth in paragraph (3) below, if such referral does not result in an agreement on a Member Business Plan or any other Proposed Business Plan within ten (10) days of such referral, then the Member Business Plan with the [***], if any, shall be deemed to be the then-adopted Approved Business Plan (such Approved Business Plan, a “Disputed Approved Business Plan”); provided that, except as contemplated by paragraph (3) below, such Annual Budget set forth in any Disputed Approved Business Plan shall not be inconsistent with the [***] Schedule; and provided further that the most recently adopted Disputed Approved Business Plan may be amended from time to time in accordance with Section 11.2(E).

(3)           The [***] Schedule, which sets forth the [***] timing for the [***], is attached hereto as Schedule 1. The [***] Schedule shall not be amended or modified without the unanimous written consent of the Members; provided, however, that, if a Member’s Economic Interest is at least [***] percent ([***]%), such Member may submit a Member Business Plan that includes an Annual Budget providing for capital expenditures relating to the [***] and [***] with [***] for a [***] that deviates from the [***] Schedule.

(E)           Modification of Approved Business Plan.

(1)           Each Member, the Authorized Officers, or the Chief Executive Officer, as applicable, or the Financial Officer shall have the right from time to time to request that the Board of Managers review the Joint Venture Company’s and its Subsidiaries’ operating results and business prospects, the progress to date of the Joint Venture Company’s and its Subsidiaries’ [***] capital projects, any changes in the requirements for such projects, and the then-current market conditions for the Joint Venture Products, to consider whether the then-effective Approved Business Plan should be amended.

(2)           In the event that any material milestone set forth in, or any other material provision of, the Approved Business Plan is not achieved or is achieved earlier than contemplated under the Approved Business Plan, or the occurrence of any event having a material effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Joint Venture Company or its Subsidiaries, each Member, the Authorized Officers, or the Chief Executive Officer, as applicable, or the Financial Officer shall have the right to require that the then-effective Approved Business Plan be reviewed by the Board of Managers to consider whether the then-effective Approved Business Plan should be amended.

(3)           Upon such request or requirement pursuant to Sections 11.2(E)(1) or (2), the Board of Managers shall, at the next scheduled meeting of the Board of Managers, or at a special meeting called for such purpose, review the then-effective Approved Business Plan and determine whether such amendment is necessary or appropriate. If the Board of Managers approves such amendment to the Approved Business Plan in accordance with Section 6.3(A)(11), such amendment shall become an approved amendment to the Approved Business Plan (and the Approved Business Plan as so amended shall be an Undisputed Approved Business Plan), and the Authorized Officers, or the Chief Executive Officer, as applicable, shall implement the amended Approved Business Plan as promptly as commercially practicable; provided, however, that any failure of the Board of Managers to approve any amendment to the Approved Business Plan shall, subject to Section 11.2(E)(4), result in the continuation of such Approved Business Plan without the proposed amendment.

(4)           In the event a Member wishes to propose amendments to the Approved Business Plan for any reason or the Board of Managers fails to approve an amendment to an Approved Business Plan under Section 11.2(E)(3), either Member may submit a proposed amendment to the Approved Business Plan (a “Member Plan Amendment”) to the Board of Managers (with a copy delivered to the other Member) for approval. If a Member submits a Member Plan Amendment, the other Member shall have twenty (20) days to present an alternative Member Plan Amendment. If, within thirty (30) days after such twenty (20)-day period, the Board of Managers approves any Member Plan Amendment, such Member Plan Amendment shall become an approved amendment to the Approved Business Plan (and the Approved Business Plan as so amended shall be an Undisputed Approved Business Plan), and the Authorized Officers, or the Chief Executive Officer, as applicable, shall implement such amendment to the Approved Business Plan as promptly as commercially practicable. If the Board of Managers fails to approve a Member Plan Amendment within such thirty (30)-day period, then the matter shall be referred to the Members’ Authorized Representatives for resolution. If such referral results in an agreement on a Member Plan Amendment, such Member Plan Amendment shall become an approved amendment to the Approved Business Plan (and the Approved Business Plan as so amended shall be an Undisputed Approved Business Plan), and the Authorized Officers, or the Chief Executive Officer, as applicable, shall implement such amendment to the Approved Business Plan as promptly as commercially practicable. If such referral does not result in an agreement on a Member Plan Amendment within ten (10) days of such referral, then the Member Plan Amendment with the [***] for the remainder of the then-current Fiscal Year (or the Member Plan Amendment, if there is only one) shall be deemed to be an approved amendment to the Approved Business Plan (and the Approved Business Plan as so amended shall be a Disputed Approved Business Plan), and the Authorized Officers, or the Chief Executive Officer, as applicable, shall implement such amendment to the Approved Business Plan as promptly as commercially practicable. Except as contemplated by Section 11.2(D)(3), the Annual Budget (or portion thereof for the remainder of the then-current Fiscal Year) shall not be inconsistent with the [***] Schedule.

11.3         Expenditures. All operating expenditures and all capital expenditures of the Joint Venture Company and its Subsidiaries shall be made in accordance with the [***] Budget, the [***] Budget or the Annual Budget, as applicable, set forth in the applicable Approved Business Plan (each as may be modified or updated in accordance with this Article 11) for the Fiscal Year in which such expenditures are made.

11.4         Fab Criteria. Notwithstanding anything to the contrary in this Agreement, no Approved Business Plan may, without the unanimous consent of the Members, [***].

11.5         Quarterly Business Plan. At least fifteen (15) days prior to the end of each Fiscal Quarter, a quarterly business plan addressing at least the next six (6) full Fiscal Quarters on a rolling basis (which shall be consistent in all material respects with the then-effective Approved Business Plan) shall be prepared by the officers of the Joint Venture Company in a manner consistent with the Joint Venture Company’s financial statements and Modified GAAP and reviewed and approved by the Authorized Officers, or the Chief Executive Officer, as applicable, and the Financial Officer.

11.6         Operating Plan.

(A)          The Members shall cause the Manufacturing Committee to approve for submission to the Board of Managers an operating plan (the “Operating Plan”), which shall be prepared and updated by the Joint Venture Company, and reviewed by the Manufacturing Committee on a monthly basis. The Operating Plan shall contain a [***], [***] and [***].

(1)           The [***] shall address (1) Joint Venture Products [***] by the Joint Venture Company and its Subsidiaries during the [***] (which shall be derived from the [***] developed by the [***]), (2) [***] of [***] during the applicable [***], (3) target [***] during the [***], (4) Joint Venture [***] qualifications and (5) such other [***] activities as shall be necessary and appropriate.

(2)           The [***] shall address (1) strategy and capability for [***] by the Joint Venture Company, its Subsidiaries, and subcontractors during the [***] (which shall be derived from the [***] developed by the [***]), (2) [***] of [***] during the [***], (3) target [***] by [***] during the [***], (4) [***] qualifications and (5) such other [***] activities as shall be necessary and appropriate.

(3)           The [***] shall address (1) strategy and capability for [***] by the Joint Venture Company, its Subsidiaries and subcontractors during the [***] (which shall be derived from the [***] developed by the [***]), (2) [***] of [***] during the [***], (3) [***] by [***] during the [***], (4) [***] qualifications and (5) such other [***] activities as shall be necessary and appropriate.

(4)           The Members shall cause the Manufacturing Committee, in reviewing the Operating Plan, to strive to optimize the operating efficiency and output of the Joint Venture Company and its Subsidiaries. The Members shall cause the Manufacturing Committee to review, on a monthly basis, a report prepared by the Joint Venture Company, which includes information on the operations of the Joint Venture Company, its Subsidiaries and its subcontractors in respect of the topics addressed in the Operating Plan (the “Monthly Operating Report”), with a quarterly review of the Monthly Operating Report (“Quarterly Operating Review”).

(B)           Participation in the Development of the Operating Plan. In preparing the Operating Plan, the Manufacturing Committee shall be advised by the Members, the Authorized Officers, or the Chief Executive Officer, as applicable, the Financial Officer and the Technology Committees. The Operating Plan, unless otherwise determined by the Board of Managers, shall incorporate Micron’s Process of Record and Model of Record, as amended from time to time by Micron.

11.7         Use of Member Names. Except as may be expressly provided in the Joint Venture Documents, nothing in this Agreement shall be construed as conferring on the Joint Venture Company, any Subsidiary of the Joint Venture Company or either Member the right to use in advertising, publicity, marketing or other promotional activities any name, trade name, trademark, servicemark or other designation, or any derivation thereof, of the Members (in the case of a Member, the other Member).

11.8         Insurance. The Joint Venture Company shall at all times be covered by insurance of the types and in the amounts set forth on Schedule 2 hereto. Such insurance coverage may be provided through the coverage under one or more insurance policies maintained by either Member.

ARTICLE 12.
TRANSFER RESTRICTIONS; PURCHASE OPTIONS

12.1         Restrictions on Transfer. No Member may, directly or indirectly, by operation of law or otherwise, sell, assign or transfer or otherwise encumber (whether by pledge or otherwise), or create a class of tracking stock or other derivative security in respect of (each of the foregoing, a “Transfer”) all or any portion of its Interest in the Joint Venture Company or any of its Subsidiaries or any Member Note, or any interest therein, and the Joint Venture Company and its Subsidiaries shall not recognize any Transfer of a Member’s Interest in the Joint Venture Company or any of its Subsidiaries or any Member Note, other than a Transfer permitted in accordance with Sections 12.2, 12.4 and 12.5. Neither (A) a Transfer of securities issued by a Member nor (B) a Member Change of Control shall constitute a Transfer prohibited by this Section 12.1; provided, however, that in the event of a Member Change of Control, the provisions of Section 13.1(A)(7)(ii) shall apply.

12.2         Permitted Transfers. Notwithstanding the restrictions on Transfer set forth in Section 12.1, a Member may Transfer all, but not less than all, of its Interest in the Joint Venture Company and any Member Note (including the right to receive any accrued interest thereon) to a Wholly-Owned Subsidiary of such Member, provided that, (i) while such Wholly-Owned Subsidiary holds such Interest or any Member Note it remains a Wholly-Owned Subsidiary of the original Member, (ii) such transferring Member shall remain liable for its Subsidiary’s failure to perform the obligations associated with such transferred Interest (including the obligations set forth in this Agreement), and (iii) prior to the effectiveness of any permitted Transfer, the transferring Member shall deliver to the Board of Managers and all of the other Members of the Joint Venture Company the following:

(A)          a certificate of the transferring Member that the Transfer will not, and could not reasonably be expected to, cause an adverse effect on the Joint Venture Company or any of its Subsidiaries or the non-transferring Member, including any adverse effect on, or resulting loss of, any of the Intellectual Property Rights of the Joint Venture Company or any of its Subsidiaries;

(B)           evidence reasonably satisfactory to the other Member that all of the following conditions have been satisfied:

(1)           the transferring Member and its Affiliates are not in material breach of any provision of this Agreement or any agreement with the Joint Venture Company or any of its Subsidiaries (collectively, the “Affiliate Agreements”);

(2)           the transferee of the Member’s Interest or any Member Note is financially capable of carrying out the obligations and paying any liabilities of the transferring Member pursuant to this Agreement and the Affiliate Agreements;

(3)           notwithstanding the continuing liability of the transferring Member described above, the transferee has agreed in writing to assume all of the obligations of the transferring Member relating to the transferred Interest or any Member Note, including the obligations set forth in this Agreement and any Affiliate Agreement it properly assumes;

(4)           the transferee executes and becomes a party to the Confidentiality Agreement;

(5)           the Transfer will not result in material adverse tax consequences to the Joint Venture Company or to the other Member (unless the Member engaging in such

Transfer reimburses the other Member or the Joint Venture Company, as the case may be, for such tax consequences, which reimbursement and payment shall not affect the Capital Contributions of the Members); and

(6)           the Transfer will not result in a Liquidating Event, or in an event or condition that with the giving of notice or the passage of time or both would constitute a breach or default, by either the transferring Member or the transferee, under this Agreement or any of the Affiliate Agreements.

12.3         Additional Members. No Person shall be admitted to the Joint Venture Company as a Member other than Intel, Micron or any substitute Member for Intel or Micron (as provided in Section 12.2).

12.4         Purchase of Additional Interest. During the period commencing on the two (2) year anniversary of the Effective Date and at any time that Intel is a Member and its Economic Interest (without taking into account in the Committed Capital of such Member or in the aggregate Committed Capital of all Members, the outstanding amount under any Mandatory Note payable to Intel) is less than 51% but at least 49%, Intel shall have the right to purchase from Micron, and upon the exercise of such right Micron shall sell to Intel, an Interest representing a percentage (the “Option Percent”) of the Members’ aggregate Interests necessary to bring Intel’s Economic Interest to 51% (computed by shifting from the Capital Contribution Balance (and Committed Capital) of Micron to the Capital Contribution Balance (and Committed Capital) of Intel the minimum sum necessary to raise the Economic Interest of Intel to 51%). The purchase price to be paid by Intel for such Interest shall be an amount in cash equal to the [***] value to Micron of the right to purchase under the terms of the Supply Agreement – Micron the output of the Joint Venture Product that will be shifted from Micron to Intel as a result of the adjustment in the Sharing Interests of the Members following the exercise of the purchase right (and the resulting shift in the Members’ Capital Contribution Balances) provided for in this Section, such [***] value to be determined by a nationally recognized investment bank that is mutually agreeable to the Members (the “Purchase Value”); provided, however, that the purchase price shall in no event be (i) lower than an amount equal to the Option Percent [***] by the [***] of the [***] of the Joint Venture Company and its Subsidiaries  (the “Floor Amount”), or (ii) greater than the product of [***], multiplied by the Floor Amount (the “Cap Amount”). If the Purchase Value is determined to be lower than the Floor Amount, or greater than the Cap Amount, then the purchase price shall be an amount equal to the Floor Amount or the Cap Amount, respectively. Intel may exercise this purchase right by delivering a written notice of its intent to exercise to the Joint Venture Company and Micron. The closing of the purchase and sale shall take place on a date agreed to by the Joint Venture Company, Micron and Intel, but in no event later than thirty (30) days following the date the notice is delivered. Such closing shall take place at the principal office of the Joint Venture Company, or at such other location as the Joint Venture Company, Micron and Intel may mutually determine. At the closing, the Joint Venture Company shall record in its books and records the contemplated shift in the Members’ Capital Contribution Balances, and the appropriate changes to the Capital Accounts of the Members, and Intel shall pay to Micron the purchase price for such Option Percent by wire transfer of immediately available funds.

12.5         Purchase of Remaining Interest.

(A)          If the Economic Interest of a Member (the “Minority Member”) drops to ten percent (10%) or less and remains at or below ten percent (10%) for more than six (6) consecutive months, the other Member or a Subsidiary thereof (such other Member or Affiliated Company thereof, the “Majority Member”) shall have the option, exercisable at any time prior to the day that is six (6) months prior to the end of the Initial Term, to purchase all of the remaining Interest of, and outstanding Member Notes payable to, the Minority Member at a cash purchase price equal to the Option Price, subject to the terms and conditions set forth in Section 12.5(C). The Majority Member may exercise this purchase option by delivering a written notice of its intent to exercise to the Minority Member. The closing of the purchase and sale of the Minority Member’s remaining Interest and any outstanding Member Notes held by the Minority Member (the “Minority Closing”) shall take place as of the last day of the Fiscal Month in which the notice is delivered (unless such notice is delivered within the last ten (10) days of the end of a Fiscal Month, in which case the Minority Closing shall take place on the last day of the first full Fiscal Month thereafter). Such Minority Closing shall take place at the principal office of the Joint Venture Company, or at such other location as the Majority Member and the Minority Member may mutually determine. At the Minority Closing, (i) the Minority Member shall transfer its remaining Interest in the Joint Venture Company and outstanding Member Notes held by the Minority Member to the Majority Member, free and clear of any liens or encumbrances, (ii) the Majority Member shall pay the Minority Member the Minority Closing Price by wire transfer of immediately available funds and (iii) the Minority Member shall deliver to the Majority Member such instrument of conveyance as the Majority Member reasonably requests.

(B)           Upon the Minority Closing, the Majority Member shall pay to the Minority Member a sum (the “Minority Closing Price”) equal to the [***] of (i) the [***] of (a) the [***] of the [***] of the Joint Venture Company and its Subsidiaries as of the last day of the Fiscal Month immediately prior to the Minority Closing, [***] (b) the [***] of all liabilities of the Joint Venture Company and its Subsidiaries as of the last day of the Fiscal Month immediately prior to the Minority Closing (excluding, however, any liabilities with respect to Member Notes), and (ii) the Economic Interest of the Minority Member at the time the option provided for in Section 12.5(A) is exercised. Within five (5) Business Days after the month-end balance sheet (prepared in accordance with Modified GAAP consistently applied) as of the date of the Minority Closing becomes available, the Minority Closing Price shall be recalculated using the [***] of the [***] of the Joint Venture Company and its Subsidiaries as of such date and the [***] of the liabilities of the Joint Venture Company and its Subsidiaries as of such date (excluding any liabilities with respect to Member Notes) (such recalculated sum, the “Option Price”). If the Option Price is greater than the Minority Closing Price, the Majority Member shall deliver the difference to the Minority Member by wire transfer of immediately available funds within three (3) Business Days of such recalculation. If the Option Price is less than the Minority Closing Price, the Minority Member shall refund the difference to the Majority Member by wire transfer of immediately available funds within three (3) Business Days of such recalculation.

(C)           Upon an election of the Majority Member to purchase the Minority Member’s remaining Interest and the outstanding Member Notes held by such Minority Member pursuant to Section 12.5(A), if the Minority Member is Micron, then the following shall apply:

(1)           Micron shall, at its option, exercisable by written notice to Intel not more than five (5) days after the exercise of the option contemplated by Section 12.5(A), purchase either (i) the [***] or (ii) all of the equity interest in any Facilities Company that owns or leases only the [***]. The purchase price shall be the [***] of the [***] or of such Facilities Company, as applicable (excluding, for purposes of this determination, any [***] attributable to the [***]). The closing of the purchase and sale provided for in this Section 12.5(C)(1) (the “Micron Minority Closing”) shall take place on the same date, at the same time and at the same location as the Minority Closing. At the Micron Minority Closing, (x) the Joint Venture Company shall transfer the purchased assets, rights and equity interest to Micron, free and clear of any liens or encumbrances other than liens securing indebtedness exclusively associated with the Fab located at the [***], (y) Micron shall pay the Joint Venture Company the purchase price determined in accordance with this Section 12.5(C)(1) by wire transfer of immediately available funds and (z) the Joint Venture Company shall deliver to Micron such instrument(s) of conveyance as Micron reasonably requests.

(2)           Micron shall pay to the Joint Venture Company an amount equal to the [***].

(3)           The [***] shall terminate at the time of the Micron Minority Closing with no payment obligation, other than as contemplated by Section 12.5(C)(2), thereunder by Micron; provided, however, that in the event that Micron fails to acquire the [***] under Section 12.5(C)(1), the [***] shall continue for a reasonable period of time to allow the Joint Venture Company to remove the [***] from the Premises, and Micron shall permit the Joint Venture Company to have reasonable access to the Premises, for a reasonable period and on a reasonable basis, in order to remove such [***] from the Premises.

(4)           The Boise Supply Agreement shall continue for the remainder of its term, if any, but shall be modified such that a percentage of the products to be sold thereunder equal to the Sharing Interest of Micron at the time of the exercise of the option under Section 12.5(A) shall be retained by Micron and the remaining portion shall be sold to the Joint Venture Company (which may then assign its rights and obligations thereunder to Intel).

(5)           Micron may, at its option, cause to continue in effect any existing supply agreements it has with the Joint Venture Company or any Subsidiary of the Joint Venture Company for [***] from the Minority Closing with the same amounts and at the same delivery schedule, pricing and terms as are in effect on the date of the Minority Closing; provided, however, that the quantity of Products Micron shall be entitled to purchase thereunder, measured in 300 millimeter equivalents, shall be the [***] between (i) the quantity (determined based on the three (3)-month period immediately preceding the Minority Closing) of Products Micron would have been permitted to purchase had the option provided for in Section 12.5(A) not been exercised, and (ii) the [***] of (a) the quantity of Products that the assets acquired by Micron in accordance with Section 12.5(C)(1) have been producing in the ordinary course as determined based on the three (3)-month period immediately preceding the Minority Closing and (b) the quantity of

Products that is retained by Micron under Section 12.5(C)(4). Such quantity will be [***] for the first year and then will [***] of such fixed quantity per Fiscal Quarter to [***] over the next [***] Fiscal Quarters. The Members will work together in good faith so that such supply arrangements minimize disruption to the business of the Joint Venture Company and the Members and to maintain, subject to such decline in amount, substantially the same supply of custom Products and substantially the same composition of types of Products as Micron had obtained from the Joint Venture Company immediately prior to the Minority Closing.

ARTICLE 13.
DISSOLUTION AND LIQUIDATION

13.1         Dissolution.

(A)          Upon the occurrence of any of the following events (each, a “Liquidating Event”), the Joint Venture Company shall dissolve and commence winding up and liquidation activities in accordance with this Article 13, whether or not the event would cause a dissolution under the Act:

(1)           the expiration of the Term in accordance with Section 1.3;

(2)           the unanimous agreement of the Members to dissolve the Joint Venture Company;

(3)           the election by a Member with a Percentage Interest of at least [***]% to dissolve and wind up the affairs of the Joint Venture Company (which election shall not require the consent of the other Member), upon delivery of written notice of such election to the Joint Venture Company and the other Member;

(4)           the election of Intel to dissolve the Joint Venture Company in the event of one or more breaches by Micron of either or both of (i) the [***] Agreement, dated as of the Effective Date, between the Joint Venture Company and Micron or (ii) with respect to any obligations of Micron to [***] or [***] that are [***] at [***], the [***] and [***] Services Agreement, dated as of the Effective Date, between the Joint Venture Company and Micron that remain uncured after any applicable cure period set forth in such agreement, provided that all such breaches described in clauses (i) and (ii) from the Effective Date to the date of such election result in [***] damages to the Joint Venture Company of [***] (that would be recoverable [***] under such agreements) (without taking into account the effect of the dissolution, winding up and liquidation of the Joint Venture Company under this Article 13);

(5)           the occurrence of any other event that, under the Act, makes it unlawful, impossible or impractical to carry on the business of the Joint Venture Company;

(6)           the election by either Member to dissolve and wind up the affairs of the Joint Venture Company upon (i) the occurrence of a Bankruptcy of the Joint

Venture Company of the type described in clause (iv) of the definition of the term “Bankruptcy,” provided that the Member making such election is not in default of any payment obligation to the Joint Venture Company or (ii) the Bankruptcy (as hereinafter defined), dissolution or liquidation of a Member, and further provided that, in either event, such election shall be made only after entry by the court presiding over the Bankruptcy of an order granting relief from the automatic stay to make such election to the Member making such election;

(7)           the election by either Member to dissolve and wind up the affairs of the Joint Venture Company, if (i) the Joint Venture Company ceases operations for more than [***] or (ii) the other Member undergoes a Member Change of Control; or

(8)           the election of a Member by written notice to the Joint Venture Company and the other Member upon the occurrence of a Balance Sheet Metric Event on or prior to the Transition Date; provided, however, that such notice shall be given not more than thirty (30) days after the receipt by the notifying Member from the Joint Venture Company of financial reports indicating that such Balance Sheet Metric Event has occurred;

(9)           the first day on which each of the following conditions is satisfied:

(a)           an Initial Operating Metric Event has occurred on or prior to the Transition Date;

(b)           either Member provides a written notice (the “Election Notice”) to the Joint Venture Company and the other Member of its election to dissolve the Joint Venture Company unless there is a Subsequent Operating Metric Cure; provided, however, that:

(i)            the Election Notice shall be given only after completion of [***] Fiscal Quarters after the Initial Operating Metric Event and only if a Subsequent Operating Metric Cure has not occurred by the end of such [***] Fiscal Quarters;

(ii)           such Election Notice shall be given not more than [***] after the later of (A) receipt by the notifying Member from the Joint Venture Company of financial reports for the [***]Fiscal Quarter after the Initial Operating Metric Event and (B) the receipt by such Member of notice from the Joint Venture Company or the other Member that the Transition Date has occurred; and

(iii)          a Member who has not remitted in full its [***] of any [***] Capital Contribution in accordance with Section 2.3(A) shall not be eligible to submit an Election Notice unless the other Member failed to contribute in full its [***] of that or any earlier [***] Capital Contribution under Section 2.3(A);

(c)           not less than [***] Fiscal Quarters after the Initial Operating Metric Event have been completed;

(d)           there shall not have been a Subsequent Operating Metric Cure in any period of [***] Fiscal Quarters completed prior to the end of the Fiscal Quarter most recently completed prior to the date the Election Notice is given; provided, however, that if the Election Notice is given in the [***] Fiscal Quarter after the Initial Operating Metric Event, there shall not have been a Subsequent Operating Metric Cure in any period of [***] Fiscal Quarters completed prior to the end of, and including, such [***] Fiscal Quarter; and

(e)           [***] shall have expired from the date the Election Notice was given; or

(10)         the election of a Member by written notice to the Joint Venture Company and the other Member upon the occurrence of a Critical Deadlock, provided such notice is given not more than thirty (30) days after the later of the end of the [***] period described in subsection (B) of the definition of Critical Deadlock and the receipt by the electing Member from the Joint Venture Company of financial reports indicating that no Subsequent Operating Metric Cure has occurred in the period of [***] Fiscal Quarters described in subsection (C) of the definition of Critical Deadlock.

(B)           For the purposes of this Section 13.1, the term “Bankruptcy” shall mean (i) the entry of a decree or order for relief of the Person by a court of competent jurisdiction in any involuntary case involving the Person under any bankruptcy, insolvency or other similar law now or hereafter in effect; (ii) the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar agent for the Person or for any substantial part of the Person’s assets or property; (iii) the ordering of the winding up or liquidation of the Person’s affairs; (iv) the filing with respect to the Person of a petition in any such involuntary bankruptcy case, which petition remains undismissed for a period of sixty (60) days or which is dismissed or suspended pursuant to Section 305 of the U.S. Bankruptcy Code (or any corresponding provision of any future U.S. bankruptcy law); (v) the commencement by the Person of a voluntary case under any bankruptcy, insolvency or other similar law now or hereafter in effect; (vi) the consent by the Person to the entry of an order for relief in an involuntary case under any such law or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar agent for the Person or for any substantial part of the Person’s assets or property; (vii) the making by the Person of any general assignment for the benefit of creditors; or (viii) the failure by the Person generally to pay its debts as such debts become due.

13.2         Determination of [***] Value. Upon the occurrence of a Liquidating Event, the Members shall promptly proceed to determine the [***] Value of each Facility or Facilities Company and the [***] (the date of receipt of the last such determination, the “Buyout Determination Date”). The Members and the Joint Venture Company shall use reasonable efforts to cause the determination to be made as promptly as practicable, but not later than [***] after the Liquidating Event or, in the case of a Liquidating Event under Section 13.1(A)(1), not later than such Liquidating Event.

13.3         No Withdrawal. No Member shall have any right to withdraw from the Joint Venture Company. No event that would constitute a withdrawal of a Member under the Act shall in any way be deemed to be a withdrawal under this Agreement or cause a dissolution of the Joint Venture Company.

13.4         Micron [***] Reimbursement; [***] True-Up Payment.

(A)          If a Liquidating Event occurs before the [***] becomes an Operational Fab, Micron shall not be obligated to reimburse the Joint Venture Company for any unused portion of the pre-paid rent under the [***] transferred to the Joint Venture Company by Micron as described in Section 2.1(B). If a Liquidating Event occurs after the [***] becomes an Operational Fab, Micron shall reimburse the Joint Venture Company for any unused portion of the prepaid rent under the [***] transferred to the Joint Venture Company determined as of the day of closing of the Micron [***] Purchase Option, if exercised, or following the sale of the last Facility to be sold if such option is not exercised and based on the assumption that, for the [***], such prepaid rent was being amortized on a straight line basis over a ten (10)-year period. Such reimbursement shall be paid by Micron to the Joint Venture Company no later than the Liquidation Date and, if not so paid, shall be deducted from the amount to be distributed to Micron under this Article 13.

(B)           If a Liquidating Event occurs pursuant to Section 13.1(A)(1), Micron shall, on the Liquidation Date, make a one-time true-up payment to the Joint Venture Company in an amount equal to the [***] as of the date of the termination of the [***]. A real estate appraiser mutually selected by the Members shall determine such [***] on a final and conclusive basis. Such appraiser shall be instructed to consider all factors that in his or her professional opinion may affect the [***].

13.5         Micron Purchase Option on [***]. Within thirty (30) days after the [***] Determination Date, Micron may elect to purchase all, but not less than all, of either (i) the [***] or (ii) the equity interest in the U.S. Facilities Company that owns or leases only the [***]. Micron’s election to purchase (the “Micron [***] Purchase Option”) shall be exercised by delivering a written notice (the “Micron [***] Exercise Notice”) of such election to the other Member and the Joint Venture Company. The purchase price for, as applicable, either (x) the [***] or (y) the equity interest, purchased pursuant to the Micron [***] Purchase Option shall be the [***] Value of such [***] or the equity interest in the applicable U.S. Facilities Company, respectively (excluding, for purposes of this determination, any value attributable to the [***]).

13.6         Intel Purchase Option.

(A)          If a Liquidating Event occurs before [***] is an Operational Fab, then within thirty (30) days after the Buyout Determination Date, Intel may, subject to Section 13.8(C), elect to purchase all, but not less than all, of either (i) the [***] and its Associated Assets or (ii) the equity interest in the U.S. Facilities Company that owns or leases only the [***] and its Associated Assets, irrespective of whether the [***] is then not an Operational Fab and irrespective of whether any additional [***].

(B)           If the Liquidating Event occurs after [***] is an Operational Fab but before [***] is an Operational Fab (a “Later Liquidating Event”), then within thirty (30) days after the Buyout Determination Date, Intel may, subject to Section 13.8(C), elect to purchase under this Section 13.6(B) all, but not less than all, of either (i) [***] and its Associated Assets or (ii) the equity interest in the Facilities Company that owns or leases only [***] and its Associated Assets.

(C)           Intel shall exercise the purchase option contained in Sections 13.6(A) or 13.6(B) (in either case, an “Intel Purchase Option”) by delivering a written notice (the “Intel Exercise Notice”) of such election to the Joint Venture Company and Micron. The purchase price for, as applicable, either (i) (a) the [***] and its Associated Assets or (b) [***] and its Associated Assets or (ii) the equity interest in (a) the U.S. Facilities Company that owns or leases only the [***] and its Associated Assets or (b) the Facilities Company that owns or leases only [***] and its Associated Assets, purchased pursuant to the Intel Purchase Option shall be the [***] Value of such assets or equity, respectively.

13.7         Additional Micron Option.

(A)          If a Later Liquidating Event occurs, then within thirty (30) days after the Buyout Determination Date, Micron may, subject to Section 13.8(C), elect to purchase under this Section 13.7(A) all, but not less than all, of either (i) the [***] and its Associated Assets or (ii) the equity interest in the U.S. Facilities Company that owns or leases only the [***] and its Associated Assets.

(B)           Micron shall exercise the purchase option contained in Section 13.7(A) (the “Micron Purchase Option”) by delivering a written notice (the “Micron Exercise Notice”) of such election to the Joint Venture Company and Intel. The purchase price for, as applicable, either (i) the [***] and its Associated Assets or (ii) the equity interest in the U.S. Facilities Company that owns or leases only the [***] and its Associated Assets, purchased pursuant to the Micron Purchase Option shall be the [***] Value of such assets or equity, respectively.

13.8         Remaining Facilities Draft.

(A)          Within fifteen (15) days (the “Fab Draft Period”) after the expiration of the last to expire of the options set forth in Sections 13.5, 13.6 and 13.7 (to the extent such options are applicable), any Facility or the equity of any Facilities Company that owns or leases only a single Facility that is not the subject of a Micron [***] Exercise Notice, an Intel Exercise Notice or a Micron Exercise Notice (each such Facility, a “Remaining Facility”) shall be offered to the Members for purchase at their respective [***] Values in a draft (the “Draft”) to be conducted under the following procedure; provided, however, that in the event there is only one Remaining Facility, such Remaining Facility shall be offered to the Members under Section 13.9, and the provisions of this Section 13.8 shall not apply to such Remaining Facility.

(B)           Within fifteen (15) days after the commencement of the Fab Draft Period, the Members will appoint an independent third party to administer the Draft (the “Draft Administrator”). If the Members fail to mutually agree on the Draft Administrator within fifteen (15) days, Deloitte & Touche shall be appointed the Draft Administrator by written request of either Member. Within fifteen (15) days after the appointment of the Draft Administrator, each of the Members may submit a written bid to the Draft Administrator for the right to select the first Facility to be acquired in the Draft under this Section 13.8, unless the right to select the first Facility has been designated pursuant to Section 13.8(C) or either of the last two sentences of this paragraph (B). Such bid shall be a binding, irrevocable offer to pay in cash to the Joint Venture Company a sum specified by the bidding Member in the bid for the right to select the first Facility in the Draft. The Draft Administrator shall hold such bids in confidence until the earlier of receipt of bids from both Members and the end of such fifteen (15)-day period, whereupon the Draft Administrator shall announce to the Members which Member submitted the highest bid on a timely basis in accordance with the provisions hereof (the “First Drafter”). Such Member shall pay to the Joint Venture Company the amount of its bid within ten (10) days thereafter by wire transfer of immediately available funds. If no bids are timely submitted in accordance with the provisions hereof, the Draft Administrator shall designate the First Drafter by lot. Notwithstanding the foregoing, in the event of a Liquidating Event described in Section 13.1(A)(10) after the fifth anniversary of the Effective Date, the Member who did not elect for the Critical Deadlock to be a Liquidating Event shall be the First Drafter without any requirement to bid therefor. Notwithstanding the foregoing, if at the time of a Liquidating Event, a Member’s Economic Interest is above [***] percent ([***]%), that Member will be the First Drafter without any requirement to bid therefor and will also get [***], with the other Member having the [***] and, notwithstanding anything to the contrary in Section 13.8(D), [***] between the Members [***] (for the Member whose Economic Interest is above [***] percent ([***]%)) [***] (for the Member whose Economic Interest is below [***] percent ([***]%)) basis (except that, if there are only [***] Remaining Facilities after a [***], the ratio in that [***] will be [***] to [***]).

(C)           Notwithstanding anything to the contrary in Sections 13.6 and 13.7 and this Section 13.8, in the event of a Liquidating Event described in Section 13.1(A)(7)(ii), the Member electing under such Section to dissolve and wind up the Joint Venture Company on the occurrence of the Member Change of Control shall be the First Drafter without any requirement to bid therefor, Sections 13.6 and 13.7 shall not be effective, and the [***] and its Associated Assets and [***] (if it is an Operational Fab) and its Associated Assets shall be deemed to be included in the Remaining Facilities for purposes of the draft contemplated by this Section 13.8.

(D)          Within fifteen (15) days after the date (the “Draft Commencement Date”) on which the Draft Administrator announces the identity of the First Drafter, the First Drafter may (but shall not be obligated to) select for purchase a [***] or the equity of a Facilities Company that owns or leases [***] by written notice to the Joint Venture Company and the other Member (the “Second Drafter”). After such [***] ([***])-day period expires, but within [***] ([***]) days after the Draft Commencement Date, the Second Drafter may (but shall not be obligated to) select for purchase a [***] or the equity of a Facilities Company that owns or leases [***] (other than that selected previously by the First Drafter) by written notice to the Joint Venture Company and the other Member. If there are [***] after the [***] selections by the First Drafter and the Second Drafter, then after such [***] ([***])-day period expires, but within [***] ([***]) days after the Draft Commencement Date, the First Drafter may (but shall not be obligated to) select for purchase a [***] or the equity of a Facilities Company that owns or leases [***] in the Draft. After such [***] ([***])-day period expires, but within [***] ([***]) days after the Draft Commencement Date, the Second Drafter may (but shall not be obligated to) select for purchase a [***] or the equity of a Facilities Company that owns or leases [***] in the Draft. After the foregoing [***], the Draft shall [***] in the foregoing manner until (1) [***] in the Draft, (2) there [***], or (3) neither Member wishes to [***].

13.9         Auction of Single Remaining Facility. If (1) there is only a single Remaining Facility (and therefore no Draft has occurred) or (2) after the final round of picks in the Draft under Section 13.8(D) there remains without a pick only a single Remaining Facility, each Member may submit an irrevocable, binding written offer (a “Remaining Facility Purchase Offer”) to purchase the Remaining Facility or the equity of the Facilities Company that owns or leases only such Remaining Facility. Such offer shall be submitted to the Draft Administrator within thirty (30) days after the Draft Commencement Date (in the case of an auction under clause (1) above) or thirty (30) days after the last pick was permitted to be submitted in the Draft (in the case of an auction under clause (2) above). Immediately after the end of such thirty (30) day period, the Draft Administrator shall announce the winning bid.

13.10       Closing of Purchases. The closing of any purchase to be made under a Purchase Option shall each take place as soon as reasonably practicable (but in no event later than one-hundred twenty (120) calendar days) following the last to occur of the expiration of any of the Micron [***] Purchase Option, the Intel Purchase Option, the Micron Purchase Option or a Remaining Facility Purchase Offer, the completion of the Draft and the expiration of the thirty (30) day period contemplated by Section 13.9. Such closing shall take place at the principal office of the Joint Venture Company, or at such other time and location as the Members may mutually determine. At the closing of the Purchase Options, the applicable assets, rights or equity interest, as applicable, shall be conveyed, assigned or otherwise transferred to the Member purchasing such assets, rights or equity, free and clear of any liens and encumbrances other than liens securing indebtedness exclusively associated with the applicable Fab, and each Member shall pay the Joint Venture Company the purchase price for the assets, rights or equity it is purchasing by wire transfer of immediately available funds and the Joint Venture Company shall deliver to each Member such instrument(s) of conveyance as the purchasing Member reasonably requests. For purposes hereof, the term “Purchase Options” shall mean any purchase made under Section 13.8 and the Micron [***] Purchase Option, the Intel Purchase Option, the Micron Purchase Option and any Remaining Facility Purchase Offer.

13.11       Auction of Remaining Assets. As soon as reasonably practicable following the closing of the Purchase Options pursuant to Section 13.10 (or if any Purchase Options are not exercised, the expiration of all Purchase Options), but not later than [***] ([***]) days after the Buyout Determination Date, the Board of Managers shall cause the Joint Venture Company and its Subsidiaries to sell, in an auction process reasonably designed to maximize the price, all of the assets, other than cash, remaining in the Joint Venture Company and its Subsidiaries that were not sold to the Members in accordance with the Purchase Options (the “Remaining Assets”). Each of the Members shall be entitled to participate as a bidder in the auction. The Remaining Assets shall be sold to the Person providing the best bid.

13.12       Winding Up. Following the conclusion of any sale conducted in accordance with Section 13.11, the Joint Venture Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Members. To the extent not inconsistent with the foregoing, all covenants and obligations in this Agreement shall continue in full force and effect until such time as the Joint Venture Company’s property has been distributed pursuant to this Section 13.12 and Section 13.13 and the Joint Venture Company has been dissolved in accordance with the Act.

13.13       Liquidation. (A)  Upon the occurrence of a Liquidating Event and following the completion of (i) the consummation of any sale under any of the Purchase Options and (ii) the auction of assets contemplated by Section 13.11 (the date on which all such events have been completed, the “Liquidation Date”), the Board of Managers shall act as the liquidating committee of the Joint Venture Company. The liquidating committee shall liquidate the Joint Venture Company’s remaining assets and terminate its business in accordance with this Section 13.13. The liquidating committee shall promptly prepare or cause to be prepared, at the expense of the Joint Venture Company, a statement setting forth the assets and liabilities of the Joint Venture Company as of the date of dissolution and shall furnish that statement to all Members. The liquidating committee shall proceed to liquidate any assets of the Joint Venture Company that remain unsold after the auction contemplated by Section 13.11 and to terminate the Joint Venture Company’s business as promptly as practicable but shall be allowed a reasonable time for the orderly liquidation of Joint Venture Company assets and the discharge of liabilities to creditors (including Members who are creditors) in order to minimize losses normally incident to a liquidation. The liquidating committee shall have full power and authority to operate Joint Venture Company properties in the ordinary course of business for the account of the Joint Venture Company.

(B)           At least ten (10) days prior to the first distribution of assets or other proceeds of the liquidation under Section 13.13(C) (which distribution shall occur no earlier than the Liquidation Date), the liquidating committee shall deliver written notice of such pending first liquidating distribution to both Members. Prior to the time of such first liquidating distribution, (i) any Member that is the Funding Member with respect to any Member Note outstanding at such time may, by delivering written notice to the Joint Venture Company, convert the outstanding principal balance of and accrued interest on such Member Note into a Capital Contribution and (ii) any Member that is the Non-Funding Member with respect to any Member Note outstanding at such time may, by delivering written notice to the Joint Venture Company, cause the Joint Venture Company to convert the outstanding principal balance of and accrued interest on any such Member Note into a Capital Contribution. Any conversion of a Member Note made pursuant to this Section 13.13(B) shall be effective prior to the commencement of the first liquidating distribution pursuant to Section 13.13(C).

(C)           The assets and other proceeds of the liquidation, as and when available, shall be applied and distributed in the following order and priority:

(1)           first, to the payment of all debts and liabilities of the Joint Venture Company, excluding debts and liabilities to Members and former Members;

(2)           second, to the setting up of reserves that the liquidating committee deems reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Joint Venture Company;

(3)           third, to the payment of all debts and liabilities to Members and any former Members; and

(4)           fourth, to the Members in accordance with Section 5.1.

(D)          In the event that, at the time of a liquidating distribution in accordance with Section 13.13(C), there exists any outstanding obligation of a Member to the Joint Venture Company (including, but not limited to, any amounts owed by such Member to the Joint Venture Company under any Purchase Option that remains unpaid), all amounts to be distributed to such Member under Section 13.13(C) shall be subject to offset, and no distribution shall be made to such Member until after all such obligations have been satisfied in full.

(E)           In the event that Micron does not exercise the Micron [***] Purchase Option, or does not otherwise acquire the [***] pursuant to this Article 13, then Micron shall permit the Joint Venture Company, or the purchaser of any such [***] in an auction contemplated by Section 13.11, as applicable, to have reasonable access to the Premises, for a reasonable period and on a reasonable basis, in order to remove such [***] from the Premises.

13.14       Supply Agreements. Notwithstanding the occurrence of a Liquidating Event, the Boise Supply Agreement shall remain in effect for the remainder of its term, if any, but shall be modified as described in Section 12.5(C)(4) based on the Members’ respective Sharing Interests at the time of such Liquidating Event, and the Products to be sold thereunder to, and purchased by, the Joint Venture Company instead shall be sold to, and purchased by, Intel. If a Liquidating Event has occurred, then, from and after the consummation of a sale under a Purchase Option, each Member shall enter into a supply agreement with the other Member, on substantially the same terms (including amount, delivery schedule, pricing terms and other terms) as the Supply Agreement that the Member is entering into with the Joint Venture Company on the date of this Agreement, under which each Member agrees to provide the other Member with its Sharing Interest on the date of the Liquidating Event of the output of each type of Product from each of the Facilities purchased by that Member in accordance with the provisions of this Article 13. The quantity (determined based on the three (3)-month period immediately preceding the effectiveness of the contemplated Supply Agreement) of Product, measured in 300 millimeter diameter equivalents (excluding Product provided to either Member under the Boise Supply Agreement) that a Member shall be obligated to provide from each Facility under that Member’s supply agreement will be fixed for the first year after the consummation of a sale under a Purchase Option and then will decline by [***] ([***]) of such fixed quantity per Fiscal Quarter to [***] ([***]) over the next [***] ([***]) Fiscal Quarters. The Members will work together in good faith so that such supply agreements minimize disruption to the business of the Members and to maintain, subject to such decline in amount, substantially the same supply of custom Products and substantially the same composition of types of Products as the Members had obtained from the Joint Venture Company immediately prior to the date of the Liquidating Event.

13.15       Employees. Each Member shall be free to offer employment to or continue the employment of any or all of the Joint Venture Company employees whose primary place of business is at a Fab owned or leased by the Joint Venture Company or by a Facilities Company if

such Fab or the equity of such Facilities Company is purchased by that Member in accordance with the provisions of this Article 13.

ARTICLE 14.
EXCULPATION AND INDEMNIFICATION

14.1         Exculpation. No Manager (or alternate Manager) shall be liable to the Joint Venture Company, any Subsidiary of the Joint Venture Company or the Members (in their capacities as members of the Joint Venture Company) for monetary damages for breach of fiduciary duty as a Manager or otherwise liable, responsible or accountable to the Joint Venture Company, any Subsidiary of the Joint Venture Company or the Members (in their capacities as members of the Joint Venture Company) for monetary damages or otherwise for any acts performed, or for any failure to act, except that this provision shall not eliminate or limit the liability of a Manager (or alternate Manager) (i) for acts or omissions that involve willful or intentional misconduct or gross negligence or (ii) for any transaction from which the Manager (or alternate Manager) received any improper personal benefit.

14.2         Indemnification.

(A)          The Joint Venture Company shall, to the fullest extent permitted by Applicable Law, indemnify, defend and hold harmless (1) each Manager and alternate Manager and (2) the Chief Executive Officer, the Intel Executive Officer, the Micron Executive Officer, the Financial Officer and any other officer or site manager of the Joint Venture Company (each, an “Executive Indemnified Party” and collectively with the Managers, the “Indemnified Party”), against any losses, claims, damages or liabilities to which such Indemnified Party may become subject in connection with any matter arising out of or incidental to any act performed or omitted to be performed by any such Indemnified Party in connection with this Agreement or the Joint Venture Company’s or any of its Subsidiaries’ business or affairs; provided, however, that in the case of an Executive Indemnified Party, such act or omission was taken in good faith and was reasonably believed by the Executive Indemnified Party, as applicable, to be within the scope of authority granted to such Executive Indemnified Party; and provided further, however, that in the case of any Indemnified Party such act or omission was not attributable in whole or in part to the fraud, bad faith, willful misconduct or gross negligence of such Indemnified Party. If an Indemnified Party becomes involved in any capacity in any action, proceeding or investigation in connection with any matter arising out of or in connection with this Agreement or the Joint Venture Company’s or any of its Subsidiaries’ business or affairs, the Joint Venture Company shall reimburse such Indemnified Party for its reasonable legal and other reasonable out-of-pocket expenses (including the cost of any investigation and preparation) as they are incurred in connection therewith, provided that such Indemnified Party shall promptly repay to the Joint Venture Company the amount of any such reimbursed expenses paid to it if it shall ultimately be determined that such Indemnified Party was not entitled to be indemnified by the Joint Venture Company in connection with such action, proceeding or investigation. If for any reason (other than the fraud, bad faith, willful misconduct or gross negligence of such Indemnified Party) the foregoing indemnification is unavailable to such Indemnified Party, or insufficient to hold it harmless, then the Joint Venture Company shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect the relative benefits received by the Joint

Venture Company on the one hand and such Indemnified Party on the other hand or, if such allocation is not permitted by Applicable Law, to reflect not only the relative benefits referred to above but also any other relevant equitable considerations. Any indemnity under this Section 14.2(A) shall be paid solely out of and to the extent of the Joint Venture Company’s and its Subsidiaries’ assets and shall not be a personal obligation of any Member and in no event will any Member be required or permitted, without the consent of the other Member, to contribute additional capital under Article 2 to enable the Joint Venture Company to satisfy any obligation under this Section 14.2.

(B)           The provisions of this Section 14.2 shall survive for a period of two (2) years from the date of dissolution of the Joint Venture Company, provided that (1) if at the end of such period there are any actions, proceedings or investigations then pending, an Indemnified Party may so notify the Joint Venture Company and the Members at such time (which notice shall include a brief description of each such action, proceeding or investigation and the liabilities asserted therein) and the provisions of this Section 14.2 shall survive with respect to each such action, proceeding or investigation set forth in such notice (or any related action, proceeding or investigation based upon the same or similar claim) until such date that such action, proceeding or investigation is finally resolved and (2) the obligations of the Joint Venture Company under this Section 14.2 shall be satisfied solely out of Joint Venture Company assets, including the assets of any Subsidiary of the Joint Venture Company.

ARTICLE 15.
GOVERNMENTAL APPROVALS

15.1         Governmental Approvals. In the event that either Member takes any action contemplated by this Agreement that could reasonably be expected to result in an event or transaction, including without limitation (i) the purchase by either Member of an Interest pursuant to Sections 12.4 or 12.5, (ii) the exercise by either Member of a Purchase Option or the purchase of a Facility or Facilities Company pursuant to Sections 13.5, 13.6, 13.7, 13.8 or 13.9, (iii) a Change of Consolidating Member, (iv) the making of a Capital Contribution, (v) the conversion of a Member Note or (vi) the creation or acquisition of interests in a Facilities Company, which event or transaction, as to each of the foregoing, would require either Member to make a filing, notification or any other required or requested submission under the HSR Act or any other applicable Competition Law (any such event or transaction, a “Filing Event” and any such filing, notification, or any such other required or requested submission, a “Filing”), then:

(A)          the Member taking such action, in addition to complying with any other applicable notice provisions under this Agreement, shall promptly notify the other Member of such Filing Event, which notification shall include an indication that Filings under the HSR Act or any other applicable Competition Law will be required;

(B)           notwithstanding any provision to the contrary in this Agreement, a Filing Event may not occur or close until after any applicable waiting period (including any extension thereof) under the HSR Act or any other Competition Law, as applicable to such Filing Event, shall have expired or been terminated, and all approvals under antitrust regulatory Filings in any jurisdiction that shall be necessary for such Filing Event to occur or close shall have been obtained, and any applicable deadline for the occurrence or closing of such Filing Event contained in this Agreement shall be delayed, so long as both Members are proceeding diligently in accordance with this Section 15.1 to seek any such expiration, termination or approval, and so long as there are no other outstanding conditions preventing the occurrence or closing of the Filing Event;

(C)           the Members shall, and shall cause any of their relevant Affiliates to:

(1)           as promptly as practicable, make their respective Filings under the HSR Act or any other applicable Competition Law,

(2)           promptly respond to any requests for additional information from the Federal Trade Commission, the Department of Justice or any other Governmental Entity,

(3)           subject to Applicable Laws, use commercially reasonable efforts to cooperate with each other in the preparation of, and coordinate, such Filings (including the exchange of drafts between each party’s outside counsel) so as to reduce the length of any review periods

(4)           subject to Applicable Laws, cooperate and use their respective commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary under Applicable Laws in connection with such Filing Event, including using commercially reasonable efforts to provide information, obtain necessary exemptions, rulings, consents, clearances, authorizations, approvals and waivers, and effect necessary registrations and filings;

(5) subject to Applicable Laws, use their commercially reasonable efforts to (a) take actions that are necessary to prevent the Federal Trade Commission, the Antitrust Division of the Department of Justice, or any other Governmental Entity, as the case may be, from filing an action with a court or Governmental Entity that, if the Governmental Entity prevailed, would restrict, enjoin, prohibit or otherwise prevent or materially delay the consummation of the Filing Event, including an action by any such Governmental Entity seeking a requirement to (i) sell, license or otherwise dispose of, or hold separate and agree to sell or otherwise dispose of, assets, categories of assets or businesses of either Member, the Joint Venture Company, or its respective Subsidiaries; (ii) terminate existing relationships and contractual rights and obligations of either Member, the Joint Venture Company or its respective Subsidiaries; (iii) terminate any relevant venture or other arrangement; or (iv) effectuate any other change or restructuring of either Member or the Joint Venture Company (as to each of the foregoing, a “Divestiture Action”), and (b) contest and resist any action, including any legislative, administrative or judicial action, and to have vacated, lifted, reversed or overturned any order that restricts, enjoins, prohibits or otherwise prevents or materially delays the occurrence or closing of such Filing Event; and

(6)           subject to Applicable Laws, prior to the making or submission of any analysis, appearance, presentation, memorandum, brief, argument, opinion or proposal by or on behalf of either Member in connection with proceedings under or relating to the HSR Act or any other applicable Competition Law, consult and cooperate with one another, and consider in good faith the views of one another, in connection with any such analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals, and will provide one another with copies of all material communications from and filings with, any Governmental Entities in connection with any Filing Event;

(D)          notwithstanding anything to the contrary in this Section 15.1, nothing in this Section 15.1 shall require either Member or its respective Affiliates, or the Joint Venture Company, to take any Divestiture Action; and

(E)           if the Filing Event is prevented from occurring or closing as a result of any applicable Competition Laws, after exhausting all efforts permitted under this Section 15.1 to obtain the necessary approval of any applicable Governmental Entity, then the Members shall negotiate in good faith to agree upon an alternative event or transaction that would be permissible under applicable Competition Laws, and would approximate, as closely as possible, the intent and contemplated effect of the original Filing Event.

ARTICLE 16.
FORMATION OF ADDITIONAL ENTITIES

16.1         Formation of U.S. Subsidiaries. The Members agree that certain of the Facilities located in the United States may be held through a Wholly-Owned Subsidiary of the Joint Venture Company (each, a “U.S. Facilities Company”). Unless the Members agree otherwise, each U.S. Facilities Company shall be owned directly or indirectly by the Joint Venture Company. Each U.S. Facilities Company shall elect to be treated as a disregarded entity or a partnership for U.S. federal income tax purposes, as appropriate. The Members agree that the charter and other organizational documents of each U.S. Facilities Company and all contractual and other arrangements between the Joint Venture Company and such U.S. Facilities Company, and between the Members and the U.S. Facilities Company, shall have such terms and conditions as shall be necessary to achieve the purposes of the Members in entering into this Agreement and the Joint Venture Documents and to achieve as closely as practicable the same beneficial results (including with respect to Joint Venture Products produced by such U.S. Facilities Company and the pricing thereof; tax matters, financial accounting matters, assets to be distributed, and rights provided, on dissolution and liquidation; profits; losses; distributions; governance; control and the like) for the Members as would be achieved if the Facility held by such U.S. Facilities Company were held directly by the Joint Venture Company.

16.2         Formation of Foreign Facilities Company. Notwithstanding any provision hereof to the contrary, the Members anticipate that each Facility with respect to which this Agreement applies (or would apply but for the ownership of such Facility outside of the Joint Venture Company as provided herein) and which is located outside the United States will be held in a separate entity (each, a “Foreign Facilities Company”) as the Members shall mutually determine in good faith (which entity may be owned directly or indirectly by the Joint Venture Company or by the Members or their Affiliates outside the Joint Venture Company, as provided herein). If the Members fail to agree as to the type of entity that will act as a Foreign Facilities Company with respect to a Facility or whether such Foreign Facilities Company shall be owned directly or indirectly by the Joint Venture Company or by the Members or their Affiliates outside the Joint Venture Company, then such Foreign Facilities Company shall be organized as an entity (1) that is formed under the laws of the jurisdiction in which the Facility is located, (2) that, to the extent permitted under the laws of such jurisdiction, shall be an “eligible entity” as defined in United States Treasury Regulation 301.7701-3(a), (3) that elects to be treated as a partnership for United States federal income tax purposes, (4) in which each Member’s direct interest in such Foreign Facilities Company is owned by a direct or indirect Wholly-Owned Subsidiary of such Member (the “Foreign Facilities Company Member”) formed in the jurisdiction in which the Foreign Facilities Company is formed (unless both Members consent to have such direct interest owned by an entity formed in another jurisdiction), and (5) that will sell Joint Venture Product to the Foreign Facilities Company Members using pricing methodology and terms comparable to the pricing methodology and terms applicable to sales of Joint Venture Product by the Joint Venture Company to the Members. If the immediately preceding sentence applies to a Foreign Facilities Company, further transfers of Joint Venture Product between each Foreign Facilities Company Member and its Affiliates shall be structured in a manner that both Members reasonably and in good faith agree will maximize in a commercially reasonable manner and without undue tax risk (including tax risks unrelated to the Foreign Facilities Company) the benefits of owning the applicable Facility in the jurisdiction in which the Foreign Facilities Company is formed. The Members agree that the charter and other organizational documents of each Foreign Facilities Company and all contractual and other arrangements between the Joint Venture Company and such Foreign Facilities Company, and between the Members and such Foreign Facilities Company, shall have such terms and conditions as shall be necessary to achieve the purposes of the Members in entering into this Agreement and the Joint Venture Documents, viewed in the aggregate. The Members further agree that if the Foreign Facilities Company is [***], such charter, organizational documents, contractual and other arrangements shall, [***], provide [***] (including with respect to [***]) [***]; provided, however, that at the option of Intel, Intel may, contribute additional funds to the capital of such Foreign Facilities Company so that Intel shall own [***]% and Micron [***]% of the shares or other ownership interests of such Foreign Facilities Company.

ARTICLE 17.
DEADLOCK; OTHER DISPUTE RESOLUTION; EVENT OF DEFAULT

17.1         Deadlock. “Deadlock” shall occur with respect to any matter for which an affirmative vote by at least one Manager appointed by each Member is required for approval, and such matter is not approved as a result of a vote in which a majority of the Managers appointed by one Member (or the sole Manager appointed by a Member, if there is only one) have voted against the matter and a majority of the Managers appointed by the other Member (or the sole Manager appointed by the other Member, if there is only one) have voted for the matter other than an Intel Matter or a Micron Matter (a “Tie Vote”) on a matter submitted to it at a meeting or in the form of a proposed written consent, and during the [***] period following this Tie Vote, the Board of Managers is unable or fails to break the Tie Vote (if the matter is presented in the form of a proposed written consent, the [***] period shall commence on the date that the Manager who was last to receive the proposal received it). During this [***] period, the Board of Managers shall seek in good faith to hold at least [***] ([***]) additional meetings at which it shall make a good faith effort to break the Deadlock. To the extent practicable, the Board of Managers shall seek to resolve the matter in a manner consistent with the Joint Venture Company’s then-current Approved Business Plan. The additional meetings shall be held at the time and place agreed to by the Managers, or if the Managers are unable to agree, at a time and place determined by the Authorized Officers, or the Chief Executive Officer, as applicable, on at least two (2) days’ written notice.

17.2         Resolution of Deadlock. If a Deadlock occurs, (i) if the matter is an Intel Matter, the matter shall be resolved in the manner specified by the general manager of Intel’s memory products group, whose decision shall be final and binding on the Joint Venture Company and its Subsidiaries, (ii) if the matter is a Micron Matter, the matter shall be resolved in the manner specified by the general manager of Micron’s memory products group, whose decision shall be final and binding on the Joint Venture Company and its Subsidiaries, and (iii) if the matter is neither an Intel Matter nor a Micron Matter, the Joint Venture Company shall (a) first submit the matter that was the subject of the Deadlock to the general manager of Intel’s memory products group and to the general manager of Micron’s memory products group by providing notice of the Deadlock to the Members, and the general manager of Intel’s memory products group and the general manager of Micron’s memory products group shall then make a good faith effort to resolve the dispute and break the Deadlock within [***] of the Members’ receiving notice of the Deadlock and (b) next, if the Deadlock is still not resolved, submit the matter to the principal executive officer for each of the Members (each, an “Authorized Representative”), who shall then make a good faith effort to resolve the Deadlock within [***] of submission to the Authorized Representatives. If the matter remains unresolved, then the Members shall submit the Deadlock to non-binding mediation. Either Member may initiate the non-binding meditation by providing to JAMS and the other Member a written request for mediation, setting forth the subject of the Deadlock. The Members will cooperate with JAMS and with one another in selecting a retired judge from JAMS panel of neutrals, and in scheduling the mediation proceedings. The Members covenant that they will participate in the mediation in good faith, and that they will share equally in its costs. The provisions of this Section 17.2 may be enforced by any court of competent jurisdiction, and the Member seeking enforcement shall be entitled to an award of all costs, fees and expenses, including attorneys’ fees, to be paid by the Member against whom enforcement is ordered.

17.3         Definition of “Intel Matters.”  For purposes of this Agreement, any matter described on Schedule 3 is an “Intel Matter.”

17.4         Definition of “Micron Matters.”  For purposes of this Agreement, any matter described on Schedule 4 is a “Micron Matter.”

17.5         Other Dispute Resolution. In the event of any other dispute over a purported breach of this Agreement (a “Dispute”), the Members shall endeavor to settle, through their respective designees to the Board of Managers, the Dispute. All Disputes arising under this Agreement that are not resolved by the Board of Managers shall be resolved as follows:  the Joint Venture Company shall first submit the matter to the general manager of the memory products group for each of the Members by providing notice of the Dispute to the Members. The general managers of the memory products groups shall then make a good faith effort to resolve the Dispute. If they are unable to resolve the Dispute within [***] of receiving notice of the Dispute, the matter shall then be submitted to the Authorized Representative for each of the Members, who shall then make a good faith effort to resolve the Dispute. If the Dispute cannot be resolved within [***] of submission of the matter to the Authorized Representatives, then a civil action with respect to the Dispute may be commenced, but only after the matter has been submitted to JAMS for mediation as contemplated by Section 17.6.

17.6         Mediation. If there is a Dispute, either Member may commence mediation by providing to JAMS and the other Member a written request for mediation, setting forth the subject of the Dispute and the relief requested. The Members will cooperate with JAMS and with one another in selecting a mediator from JAMS panel of neutrals, and in scheduling the mediation proceedings. The Members covenant that they will participate in the mediation in good faith, and that they will share equally in its costs. All offers, promises, conduct and statements, whether oral or written, made in the course of the mediation by any of the Members, their agents, employees, experts and attorneys, and by the mediator and any JAMS employees, are confidential, privileged and inadmissible for any purpose, including impeachment, in any litigation or other proceeding involving the Members, provided that evidence that is otherwise admissible or discoverable shall not be rendered inadmissible or non-discoverable as a result of its use in the mediation. Either Member may seek equitable relief prior to the mediation to preserve the status quo pending the completion of that process. Except for such an action to obtain equitable relief, neither Member may commence a civil action with respect to a Dispute until after the completion of the initial mediation session, or [***] after the date of filing the written request for mediation, whichever occurs first. Mediation may continue after the commencement of a civil action, if the Members so desire. The provisions of this Section may be enforced by any court of competent jurisdiction, and the Member seeking enforcement shall be entitled to an award of all costs, fees and expenses, including attorneys’ fees, to be paid by the Member against whom enforcement is ordered.

17.7         Event of Default.

(A)          An “Event of Default” shall occur if a Member (the “Defaulting Member”) fails to perform any material obligation under this Agreement or any of the Joint Venture Documents to which it is a party.

(B)           Upon the occurrence of an Event of Default, the Joint Venture Company and the other Member (the “Non-Defaulting Member”) shall each have the right to deliver to the Defaulting Member notice (a “Notice of Default”). The Notice of Default shall set forth the nature of the obligations that the Defaulting Member has failed to perform. If the Defaulting Member fails to cure the Event of Default within the Cure Period, the Non-Defaulting Member may take any of the actions set forth in Section 17.7(C). For purposes hereof, “Cure Period” means a period commencing on the date that the Notice of Default is provided by the Non-Defaulting Member or the Joint Venture Company and ending (i) thirty (30) days after Notice of Default is so provided, or (ii) in the case of any obligation (other than an obligation to pay money) which cannot reasonably be cured within such thirty (30) day period, such longer period not to exceed one hundred twenty (120) days after the Notice of Default as is necessary to effect a cure of the Event of Default, so long as the Defaulting Member diligently attempts to effect a cure throughout such period.

(C)           Upon the occurrence of an Event of Default and the expiration of the Cure Period set forth in Section 17.7(B), the Non-Defaulting Member may request the Joint Venture Company to pursue all legal and equitable rights and remedies against the Defaulting Member available to it (subject to any limitations in the agreement containing the obligation that was not performed) or may pursue its own legal and equitable rights and remedies against the Defaulting Member (subject to any limitations in the agreement containing the obligation that was not performed); provided, however, that the Non-Defaulting Member may seek dissolution of the Joint Venture Company under such circumstances only if expressly permitted pursuant to Section 13.1(A)(4). The Defaulting Member shall pay all costs, including attorneys’ fees, incurred by the Joint Venture Company and the other Member in pursuing such legal remedies.

17.8         Specific Performance. The Parties agree that irreparable damage will result if this Agreement is not performed in accordance with its terms, and the parties agree that any damages available at law for a breach of this Agreement would not be an adequate remedy. Therefore, the provisions hereof and the obligations of the parties hereunder shall be enforceable in a court of equity, or other tribunal with jurisdiction, by a decree of specific performance, and appropriate preliminary or permanent injunctive relief may be applied for and granted in connection therewith. Except as otherwise limited by this Agreement, such remedies and all other remedies provided for in this Agreement shall, however, be cumulative and not exclusive and shall be in addition to any other remedies that a party may have under this Agreement; provided, however, that in no event shall the dissolution of the Joint Venture Company be permitted unless it is expressly permitted by Section 13.1(A).

17.9         Tax Matters. Notwithstanding anything in this Article 17 to the contrary, the resolution of disputes concerning tax matters governed by Section 10.6(B) shall be governed by Section 10.6(B) of this Agreement.

ARTICLE 18.
MISCELLANEOUS PROVISIONS

18.1         Notices. All notices to the Joint Venture Company shall be sent addressed to the Authorized Officers, or the Chief Executive Officer, as applicable, at the Joint Venture Company’s principal place of business. All notices to a Member shall be sent addressed to such Member at the address as may be specified by the Member from time to time in a notice to the Joint Venture Company, provided that the initial notice address for each Member is as follows:

(A)          if to Intel:

Intel Corporation
2200 Mission College Blvd.
Mailstop SC4-203
Santa Clara, CA  95054

Attention:  General Counsel
Facsimile:  (408) 653-8050

with a copy to:

Intel Corporation
2200 Mission College Blvd.
Mailstop RN6-46
Santa Clara, CA  95054
Attention:  [***]
Facsimile:  [***]

(B)           if to Micron:

Micron Technology, Inc.
8000 S. Federal Way
Mail Stop 1-507
Boise, ID  83716
Attn:  General Counsel
Facsimile:  (208) 368-4537

All notices to a Manager shall be sent addressed to such Manager at the address as may be specified by the Manager from time to time in a notice to the Joint Venture Company. All notices are effective the next day, if sent by recognized overnight courier or facsimile, or five (5) days after deposit in the United States mail, postage prepaid, properly addressed and return receipt requested.

18.2         Waiver. The failure at any time of a Member to require performance by any other Member of any responsibility or obligation required by this Agreement shall in no way affect a Member’s right to require such performance at any time thereafter, nor shall the waiver by a Member of a breach of any provision of this Agreement by any other Member constitute a waiver of any other breach of the same or any other provision nor constitute a waiver of the responsibility or obligation itself.

18.3         Assignment. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of each party hereto. Except as otherwise specifically provided in this Agreement, neither this Agreement nor any right or obligation hereunder may be assigned or delegated in whole or in part to any other Person.

18.4         Third Party Rights. Nothing in this Agreement, whether express or implied, is intended or shall be construed to confer, directly or indirectly, upon or give to any Person other than the Joint Venture Company and the Members any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenant, condition or other provision contained herein.

18.5         Choice of Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.

18.6         Headings. The headings of the Articles and Sections in this Agreement are provided for convenience of reference only and shall not be deemed to constitute a part hereof.

18.7         Entire Agreement. This Agreement, together with the Appendices, Exhibits and Schedules hereto and the agreements (including the Confidentiality Agreement) and instruments expressly provided for herein, constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof.

18.8         Severability. Should any provision of this Agreement be deemed in contradiction with the laws of any jurisdiction in which it is to be performed or unenforceable for any reason, such provision shall be deemed null and void, but this Agreement shall remain in full force in all other respects. Should any provision of this Agreement be or become ineffective because of changes in Applicable Law or interpretations thereof, or should this Agreement fail to include a provision that is required as a matter of law, the validity of the other provisions of this Agreement shall not be affected thereby. If such circumstances arise, the parties hereto shall negotiate in good faith appropriate modifications to this Agreement to reflect those changes that are required by Applicable Law.

18.9         Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

18.10       Further Assurances. Each Member shall execute such deeds, assignments, endorsements, evidences of transfer and other instruments and documents and shall give such further assurances as shall be necessary to perform such Member’s obligations hereunder. The obligations of the Members set forth in this Section 18.10 shall survive the termination of this Agreement.

18.11       Consequential Damages. No party shall be liable to any other party under any legal theory for indirect, special, incidental, consequential or punitive damages, or any damages for loss of profits, revenue or business, even if such party has been advised of the possibility of such damages.

18.12       Jurisdiction; Venue. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement shall be brought in a state or federal court located in Delaware and each of the parties to this Agreement hereby consents and submits to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Applicable Law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

18.13       Confidential Information.

(A)          The Members shall abide by the terms of that certain Mutual Confidentiality Agreement between Micron, Intel and the Joint Venture Company of even date herewith, and as may be amended or replaced from time to time (the “Confidentiality Agreement”), which agreement is incorporated herein by reference with respect to the Joint Venture Company, its Subsidiaries and the Facilities Companies and the activities of the Joint Venture Company, its Subsidiaries and the Facilities Companies. The Members agree that the Confidentiality Agreement shall govern the confidentiality and non-disclosure obligations between the Members respecting the information provided or disclosed pursuant to this Agreement as such information relates to the Joint Venture Company, its Subsidiaries and the Facilities Companies and their activities.

(B)           If the Confidentiality Agreement is terminated or expires and is not replaced, such Confidentiality Agreement shall continue with respect to confidential information provided in connection with this Agreement, notwithstanding such expiration or termination, for the duration of the term of this Agreement or until a new Confidentiality Agreement is entered into between the Members. To the extent there is a conflict between this Agreement and the Confidentiality Agreement, the terms of this Agreement shall control.

(C)           The terms and conditions of this Agreement shall be considered “Confidential Information” under the Confidentiality Agreement for which each of Micron and Intel is considered a “Receiving Party” under such Confidentiality Agreement.

18.14       Certain Interpretive Matters.

(A)          Unless the context requires otherwise, (1) all references to Sections, Articles, Exhibits, Appendices or Schedules are to Sections, Articles, Exhibits, Appendices or Schedules of or to this Agreement, (2) each of the Schedules will apply only to the corresponding Section or subsection of this Agreement, (3) each accounting term not otherwise defined in this Agreement has the meaning commonly applied to it in accordance with GAAP, except as modified by the definition of “Modified GAAP, “ (4) words in the singular include the plural and visa versa, (5) the term “including” means “including without limitation,” and (6) the terms “herein,” “hereof,” “hereunder” and words of similar import shall mean references to this Agreement as a whole and not to any individual section or portion hereof. All references to “$” or dollar amounts will be to lawful currency of the United States of America. All references to “$” or dollar amounts, or “%” or percent or percentages, shall be to precise amounts and not rounded up or down. All references to “day” or “days” will mean calendar days.

(B)           No provision of this Agreement will be interpreted in favor of, or against, any of the parties by reason of the extent to which any such party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft of this Agreement or such provision.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned being all of the Members of IM Flash Technologies, LLC organized under the Act, have executed this Agreement as of the date and year first above written.

INTEL CORPORATION

By:	/s/ ARVIND SODHANI
Print Name: Arvind Sodhani
Title:	Senior Vice President, Intel Corporation President, Intel Capital

MICRON TECHNOLOGY, INC.

By:	/s/ STEVEN R. APPLETON
Print Name: Steven R. Appleton
Title: Chief Executive Officer and President

THIS IS THE SIGNATURE PAGE FOR THE
LIMITED LIABILITY COMPANY OPERATING AGREEMENT OF
IM FLASH TECHNOLOGIES, LLC ENTERED INTO BY AND BETWEEN
INTEL CORPORATION AND MICRON TECHNOLOGY, INC.

APPENDIX A

IM FLASH TECHNOLOGIES, LLC

DEFINITIONS

“[***] Fab” means a Fab that has [***] construction, Tool Install and equipment and process qualification, including all related facilities necessary to commence production of semiconductor devices and such production output has reached a minimum level of [***]% of its intended high volume output level (as measured in Wafer Starts per week).

“Accountants” shall have the meaning set forth in Section 10.4(C) of this Agreement.

“Act” shall have the meaning set forth in Section 1.1 of this Agreement.

“Accumulated Distributions Account” shall have the meaning set forth in Section 5.1(C) of this Agreement.

“Actual Performance Projection” shall mean, with respect to either the number of [***] or [***] for any given Fiscal Quarter, a projection thereof derived by [***], or the [***], the Joint Venture Company and its Subsidiaries for the most recent [***] in which there was not an Operating Metric Event; provided, however, that if, prior to such Fiscal Quarter, [***], there [***] Actual Performance Projection and the provisions of paragraph (B)(1)(c) and (B)(2)(c) of the definition of Applicable Projection [***].

“Additional Capital Contributions” shall have the meaning set forth in Section 2.3(C) of this Agreement.

“Adjusted Contribution Amount” means, after a Change in Consolidating Member, an amount equal to the sum of (i) the Consolidating Member’s Pro Rata Share of a given Additional Capital Contribution and (ii) the portion of the Former Consolidating Member’s Pro Rata Share of such Additional Capital Contribution that such Former Consolidating Member is not [***].

“Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

“Affiliate Agreements” shall have the meaning set forth in Section 12.2(B)(1) of this Agreement.

“Agreement” shall have the meaning set forth in the preamble of this Agreement.

“Annual Budget” shall have the meaning set forth in Section 11.2(B) of this Agreement.

“Applicable Law” means any laws, statutes, rules, regulations, ordinances, orders, codes, arbitration awards, judgments, decrees or other legal requirements of any Governmental Entity.

“Applicable Percentage” shall be [***]% with respect to any Fiscal Quarter ending on or prior to the Transition Date and [***]% for the remainder of the Term.

“Applicable Fiscal Quarter” means Micron’s first fiscal quarter in its [***] fiscal year.

“Applicable Projection” with respect to any Fiscal Quarter means:

(A)          if the Approved Business Plan for such Fiscal Quarter is an Undisputed Approved Business Plan, the projection set forth in such Undisputed Approved Business Plan; and

(B)           if the Approved Business Plan for such Fiscal Quarter is a Disputed Approved Business Plan, the projection determined as follows:

(1)           in the case of the projection of [***], the Applicable Projection shall be [***]:

(a)           the [***] Undisputed Approved Business Plan (including, in the case of any Fiscal Quarter [***]), if there is an Undisputed Approved Business Plan originally submitted for a prior year, but which included a projection that covered such Fiscal Quarter,

(b)           the [***] Disputed Approved Business Plan ([***]), and

(c)           the [***]; provided, however, that this clause (c) shall not apply with respect to [***], if the Joint Venture Company has [***] set forth in [***] prior to the date of determination and [***];

(2)           in the case of the projection of [***], the Applicable Projection shall be [***]:

(a)           the weighted average cost [***] Undisputed Approved Business Plan (including, in the case of any Fiscal Quarter [***]), if there is an Undisputed Approved Business Plan originally submitted for a prior year, but which included a projection that covered such Fiscal Quarter,

(b)           the weighted average cost [***] Disputed Approved Business Plan ([***]), and

(c)           the weighted average cost [***].

“Appointing Member” shall have the meaning set forth in Section 6.2(B) of this Agreement.

“Appraiser” means two nationally recognized investment banking firms (one to be selected by each Member) and a manufacturing equipment reseller (mutually agreed upon by the two investment banking firms).

“Approved Business Plan” means either an Undisputed Approved Business Plan or a Disputed Approved Business Plan, as in effect from time to time.

“Assembly Plan” means an assembly plan set forth in the Operating Plan, as more particularly described in Section 11.6(A)(2) of this Agreement.

“Associated Assets” means, with respect to any Fab, the Joint Venture Equipment, inventory and other tangible personal property owned by the Joint Venture Company or any of its Subsidiaries and located at that Fab on the date of the Liquidating Event or thereafter and all rights and obligations pursuant to contracts, permits and governmental approvals associated with such Fab, Joint Venture Equipment, inventory or other tangible personal property, including all liabilities exclusively associated with such Fab, except for assets sold or disposed of in any of the following transactions that occurs after the Liquidating Event:  (a) the sale of inventory in the ordinary course; (b) the sale or other disposition of obsolete or surplus equipment or other assets to third parties in the ordinary course in arm’s-length transactions; and (c) the sale of any other asset with the approval of the Board of Managers. Any transfer of Associated Assets under this Agreement shall include the assumption by the transferee of the liabilities exclusively associated with such Fab.

“Authorized Officers” means both the Intel Executive Officer and the Micron Executive Officer.

“Authorized Representative” shall have the meaning set forth in Section 17.2 of this Agreement.

“Balance Sheet Metric Event”  means, with respect to any given Fiscal Quarter, the occurrence of either of the following:

(A)          any event, circumstance or occurrence ([***]) that the Members [***] and that is of [***] and that causes the [***] of the Joint Venture Company and its Subsidiaries, determined in accordance with [***], [***], to [***] over such Fiscal Quarter [***] (excluding any [***] to Members); or

(B)           any event, circumstance or occurrence ([***]) that the Members [***] and that is of [***] and that causes the [***] of the Joint Venture Company and its Subsidiaries, determined in accordance with [***], [***], to [***], as of the end of such Fiscal Quarter, [***] the Joint Venture Company and its Subsidiaries projected in the currently-effective Approved Business Plan (excluding [***]).

“Bankruptcy” shall have the meaning set forth in Section 13.1(B) of this Agreement.

“Board of Managers” shall have the meaning set forth in Section 6.1 of this Agreement.

“Boise Supply Agreement” means that certain agreement, of even date herewith, between Micron and the Joint Venture Company to supply products to the Joint Venture Company.

“Book” shall have the meaning set forth in Appendix B to this Agreement.

“Business Day” means a day that is not a Saturday, Sunday or other day on which commercial banking institutions in the State of New York are authorized or required by Applicable Law to be closed.

“Buyout Determination Date” shall have the meaning set forth in Section 13.2 of this Agreement.

“[***] Value” means either (a) or (b) below, determined as follows:  each Member shall select its own Appraiser and the two Appraisers shall mutually select a third Appraiser. Each Appraiser shall conduct its own independent appraisal to determine the [***] Value, and the average of the two (2) determinations that are the closest in value shall be the [***] Value.

(a)           With respect to any Facility or Facilities Company ([***], which are provided for in (b) below), the [***] of the applicable Facility or [***] of the applicable Facilities Company, as the case may be, as of the date [***]. The Appraisers shall be instructed to consider all factors that in their professional opinion may affect [***] of the applicable Facility or Facilities Company, as the case may be, but in any event [***] Member or the Joint Venture Company.

(b)           With respect to [***], or the [***] in the U.S. Facilities Company that [***], the [***] thereof, as of the date [***] (and the Appraisers shall be instructed to consider all factors that in their professional opinion may affect [***] or the [***] in the U.S. Facilities Company that [***]); provided, however, that if [***], the [***] Value of the [***], or the [***] in the U.S. Facilities Company that [***], shall be the [***] thereof, as of the date [***].

“Cap Amount” shall have the meaning set forth in Section 12.4 of this Agreement.

“Capital Account” shall have the meaning set forth in Section 4.1 of this Agreement.

“Capital Contribution” means, for each Member, any amount contributed or deemed to be contributed to the Joint Venture Company as a capital contribution, including (without duplication of any capital contribution in clauses (i) – (v)):

(i)                                     the Initial Capital Contribution made by such Member;

(ii)                                  any Additional Capital Contributions (including any contributions made under Section 2.4) made by such Member;

(iii)                               any portion of a Make-Up Contribution made by such Member equal to the amount of the principal balance of the Member Note repaid with the Make-Up Contribution;

(iv)                              any other capital contributions made by such Member to the Joint Venture Company as the Members may agree or as provided in the Joint Venture Documents; and

(v)                                 any capital contribution deemed made by such Member upon conversion, contribution or transfer to the Joint Venture Company of a Member Note.

“Capital Contribution Balance” means, for each Member, the sum of all Capital Contributions made to the Joint Venture Company by such Member, minus the sum of any capital contributions returned or refunded to such Member pursuant to Article 2 or Article 3. As of the Effective Date, each Member shall, for purposes of determining its Capital Contribution Balance, receive full credit for its Initial Capital Contribution.

“Certificate” shall have the meaning set forth in Section 1.1 of this Agreement.

“Chairman” shall have the meaning set forth in Section 6.2(C) of this Agreement.

“Change in Consolidating Member” means a change in the Member that is required under GAAP to consolidate the financial results of the Joint Venture Company with its financial results.

“Chief Executive Officer” shall have the meaning set forth in Section 8.4 of this Agreement.

“Chief Financial Officer” shall have the meaning set forth in Section 8.3(D) of this Agreement.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committed Capital” means, for a Member, on a given date, the sum of (1) the Capital Contribution Balance of such Member through such date and (2) the principal and accrued interest (provided, that for purposes of this definition, accrued interest shall be accrued only on the first day of each Fiscal Month) owed to such Member under any Member Debt Financing outstanding on such date.

“Competition Laws” means the Sherman Antitrust Act of 1890, as amended, the Clayton Act of 1914, as amended, the HSR Act, the Federal Trade Commission Act, as amended, and all other domestic or foreign Applicable Laws issued by a domestic or foreign Governmental Entity that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.

“Competitively Sensitive Information” means any information, in whatever form, that has not been made publicly available relating to products and services that a Member sells in competition with the other Member at the execution of this Agreement or thereafter during the Term including, without limitation, NAND Flash Memory Product, to the extent such information of the Member selling such products and services includes price or any element of price, customer terms or conditions of sale, Member-specific costs, volume of sales, output (but not including the Joint Venture Company’s output), or bid terms of the foregoing type and such similar information as is specifically identified electronically or in writing to the Joint Venture Company by a Member as competitively sensitive information.

“Completion,” with respect to a Fab, means the time at which the Fab has successfully completed Process Qualification/Certification and is capable of manufacturing completed semiconductor devices.

“Confidentiality Agreement” shall have the meaning set forth in Section 18.13 of this Agreement.

“Conforming Wafer” means a NAND Flash Memory Wafer with greater than [***] percent ([***]%) functional die, or that is otherwise accepted by a Member.

“Consolidating Member” means the Member that is required to consolidate the financial results of the Joint Venture Company with its financial results under GAAP.

“Continuing Mandatory Notes” shall have the meaning set forth in Section 3.1(E) of this Agreement.

“Critical Deadlock” means a Deadlock between the Members about how to address the circumstances giving rise to an Initial Operating Metric Event or a Balance Sheet Metric Event, provided that:

(A)          such Deadlock (1) is not with respect to a Micron Matter or an Intel Matter, (2) is not with respect to a matter within the scope of the provisions of any of subsections (1) - (13) of Section 6.3(A), Section 6.3(B), Section 6.3(C) or Section 7.4, and (3) does not relate to a proposal to require any Capital Contributions or Member Debt Financing;

(B)           the Deadlock about how to address the circumstances giving rise to such Initial Operating Metric Event or Balance Sheet Metric Event, as applicable, has not been resolved within [***] of the occurrence of such Deadlock; and

(C)           with respect to a Deadlock about how to address the circumstances giving rise to an Initial Operating Metric Event, there has not been a Subsequent Operating Metric Cure within the following [***] Fiscal Quarters after such Initial Operating Metric Event.

“Cure Period” shall have the meaning set forth in Section 17.7(B) of this Agreement.

“Deadlock” shall have the meaning set forth in Section 17.1 of this Agreement.

“Defaulting Member” shall have the meaning set forth in Section 17.7(A) of this Agreement.

“DGCL” means the Delaware General Corporation Law (Del. Code Ann. tit. 8 §§101 et seq.).

“Dispute” shall have the meaning set forth in Section 17.5 of this Agreement.

“Disputed Approved Business Plan” shall have the meaning set forth in Section 11.2(D)(2) of this Agreement.

“Dissolving Member Event” shall mean any event, circumstance or occurrence, the proximate cause of which is an action taken by the Member who has sent a notice pursuant to Section 13.1(A)(8) or (10) electing to dissolve the Joint Venture Company which is sent after the occurrence of a Balance Sheet Metric Event. A Member shall not be deemed to have taken any action solely as a result of (a) the voting of the Managers appointed by such Member to the Board of Managers or the members of any committee appointed by such Member or (b) actions of any Seconded Employee, employee or officer of the Joint Venture Company (other than an action taken by any Seconded Employee at the specific direction of the Member that employs him or her).

“Distribution Entitlement” means with respect to any proposed distribution under Section 5.1(A)(4) to a Member, the amount, if any, equal to the Member’s Sharing Interest (as such Sharing Interest is determined immediately after any payments made under Sections 5.1(A)(1), (2) and (3)) multiplied by the aggregate, cumulative distributions (not including any payments made pursuant to Sections 5.1(A)(1), (2) and (3) but including the amount to be distributed to such Member in such proposed distribution under Section 5.1(A)(4)).

“Draft” shall have the meaning set forth in Section 13.8(A) of this Agreement.

“Draft Administrator” shall have the meaning set forth in Section 13.8(B) of this Agreement.

“Draft Commencement Date” shall have the meaning set forth in Section 13.8(D) of this Agreement.

“DRAM” has the meaning set forth in that certain [***] Agreement, dated [***], between Intel and Micron.

“Early Start” means the [***].

“Economic Interest” means, for each Member, a percentage determined from time to time by dividing the Committed Capital of such Member at the time of determination by the aggregate Committed Capital of all Members at the time of determination.

“Effective Date” shall have the meaning set forth in the preamble of this Agreement.

“Event of Default” shall have the meaning set forth in Section 17.7(A) of this Agreement.

“Executive Indemnified Party” shall have the meaning set forth in Section 14.2(A) of this Agreement.

“[***] Budget” shall have the meaning set forth in Section 11.1(B) of this Agreement.

“[***] Capital Contribution” shall mean an Additional Capital Contribution of funds required by the Joint Venture Company as set forth in the [***] Budget of the Initial Business Plan, as it may be modified in accordance with Section 11.1(C)(2).

“Fab” means a manufacturing facility for manufacturing NAND Flash Memory Wafers and shall include the related automated material handling system (AMHS), process tools, and support tools/fixtures used for manufacturing NAND Flash Memory Wafers in the cleanroom, sub fab and all related laboratories. It also includes all non-clean support equipment and gas and chemical delivery systems required to support the production tools in the Fab.

“Fab Criteria” means a Fab capable of producing a minimum of [***] and a maximum of [***] Wafer Starts per week.

“Fab Draft Period” shall have the meaning set forth in Section 13.8(A) of this Agreement.

“Facility” means a Fab that is owned or leased by the Joint Venture Company or any of its Subsidiaries or any Facilities Company and the Associated Assets of such Fab.

“Facilities Company” means a U.S. Facilities Company or a Foreign Facilities Company.

“Filing” shall have the meaning set forth in Section 15.1 of this Agreement.

“Filing Event” shall have the meaning set forth in Section 15.1 of this Agreement.

“Financial Officer” shall have the meaning set forth in Section 8.3(D) of this Agreement.

“First Drafter” shall have the meaning set forth in Section 13.8(B) of this Agreement.

“Fiscal Month” means the fiscal month of the Joint Venture Company as determined by the Board of Managers from time to time, and, initially, the period commensurate with Micron’s fiscal month; provided that, if the Member with whom the Joint Venture Company’s financial statements are consolidated changes prior to the end of any Fiscal Month, the Fiscal Month shall, at such Member’s discretion, change to be commensurate with the Fiscal Month of such Member at such time as such Member may thereafter specify.

“Fiscal Quarter” means the fiscal quarter of the Joint Venture Company as determined by the Board of Managers from time to time, and, initially, the period commensurate with Micron’s fiscal quarter; provided that, if the Member with whom the Joint Venture Company’s financial statements are consolidated changes prior to the end of any Fiscal Quarter, the Fiscal Year shall, at such Member’s discretion, change to be commensurate with the Fiscal Quarter of such Member at such time as such Member may thereafter specify.

“Fiscal Year” means the fiscal year of the Joint Venture Company as determined by the Board of Managers from time to time, and corresponding to the fiscal year of the Member having the greater Percentage Interest, initially, the period commencing as of the Effective Date and ending August 31, 2006 and thereafter a fifty-two (52) or fifty-three (53) week period ending on the Thursday closest to August 31 of each year; provided that, if the Member with whom the Joint Venture Company’s financial statements are consolidated changes prior to the end of any Fiscal Year, the Fiscal Year shall, at such Member’s discretion, change to be commensurate with the Fiscal Year of such Member at such time as such Member may thereafter specify.

“Flash Memory Integrated Circuit” means a non-volatile memory integrated circuit that contains memory cells that are electrically programmable and electrically erasable whereby the memory cells consist of one or more transistors that have a floating gate, charge-trapping regions or any other functionally equivalent structure utilizing one or more different charge levels (including binary or multi-level cell structures) with or without any on-chip control, I/O and other support circuitry.

“Floor Amount” shall have the meaning set forth in Section 12.4 of this Agreement.

“Foreign Facilities Company” shall have the meaning set forth in Section 16.2 of this Agreement.

“Foreign Facilities Company Member” shall have the meaning set forth in Section 16.2 of this Agreement.

“Former Consolidating Member” means the Member that was required to consolidate the financial results of the Joint Venture Company with its financial results under GAAP immediately prior to a Change in Consolidating Member.

“Funding Member” shall have the meaning set forth in Section 3.1(A) of this Agreement.

“Funding Member Portion” means that portion of the amount of a Funding Member’s Additional Capital Contribution that is deemed to be a loan (rather than a Capital Contribution) as part of a Member Debt Financing, which amount is determined by [***] the Funding Member’s [***] of such Additional Capital Contribution (whether or not contributed in full) [***] is the amount actually loaned to the Joint Venture Company by the Funding Member in respect of the Shortfall Amount and the [***] is the Non-Funding Member’s [***] of the Additional Capital Contribution.

“GAAP” means United States generally accepted accounting principles as in effect from time to time.

“Governmental Entity” means any governmental authority or entity, including any agency, board, bureau, commission, court, department, subdivision or instrumentality thereof, or any arbitrator or arbitration panel.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“Indemnified Party” shall have the meaning set forth in Section 14.2(A) of this Agreement.

“Independent Member” shall have the meaning set forth in Section 6.3(B)(1) of this Agreement.

“Initial Business Plan” shall have the meaning set forth in Section 11.1(A) of this Agreement.

“Initial Capital Contribution” means the total amount of money or other property initially contributed or agreed to be contributed to the Joint Venture Company by a Member pursuant to Section 2.1, as set forth on Appendix D.

“Initial Operating Metric Event” means the occurrence of an Operating Metric Event [***] during [***]. For purposes of this Agreement, any Initial Operating Metric Event shall be deemed to occur on the [***].

“Initial Period” shall have the meaning set forth in Section 11.1(A) of this Agreement.

“Initial Term” shall have the meaning set forth in Section 1.3 of this Agreement.

“Intel” shall have the meaning set forth in the preamble of this Agreement.

“Intel Additional Cash” shall have the meaning set forth on Appendix D.

“Intel Executive Officer” shall have the meaning set forth in Section 8.1(A) of this Agreement.

“Intel Exercise Notice” shall have the meaning set forth in Section 13.6(C) of this Agreement.

“Intel Initial Contributed Assets” means the total amount of money or other property contributed or agreed to be contributed to the Joint Venture Company by Intel as of the Effective Date, as described on Appendix D.

“Intel Matter” shall have the meaning set forth in Section 17.3 of this Agreement.

“Intel Maximum Incremental Capital Amount” means $[***]. Such amount does not include any funds contributed as part of Intel’s Initial Capital Contribution.

“Intel Personnel Secondment Agreement” means that certain Intel Personnel Secondment Agreement, of even date herewith, by and between the Joint Venture Company and Intel, as amended.

“Intel [***]” has the meaning set forth in that certain [***] Agreement, dated [***], between Intel and Micron.

“Intel Purchase Option” shall have the meaning set forth in Section 13.6(C) of this Agreement.

“Intellectual Property Rights” shall have the meaning set forth in Section 10.5(B)(6) of this Agreement.

“Interest” means the ownership interest of a Member in the Joint Venture Company, including any and all benefits to which a Member may be entitled under this Agreement and the obligations of a Member under this Agreement, including, without limitation, the right to vote or to participate in the management of the Joint Venture Company, and the right to information concerning the business and affairs of the Joint Venture Company and its Subsidiaries.

“Interested Member” shall have the meaning set forth in Section 6.3(B)(1) of this Agreement.

“Interested Member Transaction” shall have the meaning set forth in Section 6.3(B)(2) of this Agreement.

“Issuance Date” shall have the meaning set forth in Section 3.1(C) of this Agreement.

“JAMS” means Judicial Arbitration and Mediation Services.

“Joint Development Committee” shall have the meaning ascribed to such term in the Joint Development Program Agreement, of even date herewith, between Micron and Intel.

“Joint Venture Company” shall have the meaning set forth in preamble of this Agreement.

“Joint Venture Documents” shall have the meaning ascribed to such term in the Master Agreement.

“Joint Venture Equipment” means all of the personal property, equipment and tangible assets owned by the Joint Venture Company or any of its Subsidiaries.

“Joint Venture Products” means all NAND Flash Memory Products and any other memory products that the Joint Venture Company and its Subsidiaries or any Facilities Company shall produce.

“Joint Venture Reportable Event” shall have the meaning set forth in Section 10.5(B) of this Agreement.

“Later Liquidating Event” shall have the meaning set forth in Section 13.6(B) of this Agreement.

“Lead Controller” shall have the meaning set forth in Section 8.3(A) of this Agreement.

“Lehi Fab” means the Fab to be built out by the Joint Venture Company or one of its Subsidiaries at Lehi, Utah.

“Lehi Lease” shall have the meaning ascribed to such term in the Master Agreement.

“Lehi Property” means the Lehi Contributed Property (as defined in the Lehi Lease) and all personal property, equipment and other tangible assets that are conveyed to the Joint Venture Company pursuant to the Lehi Bill of Conveyance.

“[***]” means the [***] in effect from time to time (as reported in the [***]).

“Liquidating Event” shall have the meaning set forth in Section 13.1(A) of this Agreement.

“Liquidation Date” shall have the meaning set forth in Section 13.13(A) of this Agreement.

“Loan Amount” means the [***] (1) the [***] of (a) the Non-Funding Member’s full Pro Rata Share of an Additional Capital Contribution, [***] (b) a [***] is the amount of the Additional Capital Contribution actually contributed by the Funding Member and the [***] is the Funding Member’s [***] of such Additional Capital Contribution and (2) the amount of such Additional Capital Contribution actually contributed by the Non-Funding Member.

“Majority Member” shall have the meaning sent forth in Section 12.5(A) of this Agreement.

“Make-Up Contribution” means a Capital Contribution made by a Non-Funding Member in respect of a Shortfall Amount (but not including any interest thereon).

“Mandatory Equalization Note” shall have the meaning set forth in Section 3.1(B) of this Agreement.

“Mandatory Member Debt Financing” means Member Debt Financing made in accordance with Section 3.1 of this Agreement.

“Mandatory Notes” shall have the meaning set forth in Section 3.1(B) of this Agreement.

“Mandatory Shortfall Note” shall have the meaning set forth in Section 3.1(B) of this Agreement.

“Management Conversion Date” shall have the meaning set forth in Section 8.1(A) of this Agreement.

“Manager” shall have the meaning set forth in Section 6.2(A) of this Agreement.

“Manufacturing Committee” shall have the meaning set forth in Section 8.6 of this Agreement.

“Manufacturing Plan” means a manufacturing plan set forth in the Operating Plan, as described more particularly in Section 11.6(A)(1) of this Agreement.

“Master Agreement” means that certain Master Agreement, by and between Intel and Micron, dated as of November 18, 2005.

“Maximum Incremental Capital Amount” means $[***]. Such amount does not include any funds contributed as Initial Capital Contributions.

“Member” or “Members” shall have the meaning set forth in the preamble of this Agreement.

“Member Business Plan” shall have the meaning set forth in Section 11.2(D)(2) of this Agreement.

“Member Change of Control” means (i) any consolidation, merger, recapitalization, liquidation or other extraordinary transaction involving a Member pursuant to which such Member’s stockholders immediately prior to such consolidation, merger, recapitalization, liquidation or other extraordinary transaction own, immediately after such consolidation, merger, recapitalization, liquidation or other extraordinary transaction securities representing less than 50% of the combined voting power of all voting securities of the surviving entity; (ii) any transaction or series of related transactions as a result of which securities representing 50% or more of the combined voting power of all voting securities of such Member are sold, conveyed, transferred, assigned or pledged, either directly or indirectly, to persons other than such Member’s stockholders immediately prior to such transaction or series of transactions; or (iii) the sale, conveyance, transfer or assignment, either directly or indirectly, of all or substantially all of the assets of such Member, in one transaction or a series of related transactions, to a person that does not control, is not controlled by and is not under common control with such Member.

“Member Debt Financing” as of any date shall mean all loans to the Joint Venture Company under Article 3 of this Agreement.

“Member [***] Budget” shall have the meaning set forth in Section 11.1(C)(2)(a)(ii) of this Agreement.

“Member [***] Budget” shall have the meaning set forth in Section 11.1(C)(2)(b)(ii) of this Agreement.

“Member Notes” means any promissory notes issued under Article 3 of this Agreement, including a Mandatory Shortfall Note, Mandatory Equalization Note, Continuing Mandatory Note, Optional [***] Shortfall Note, Optional [***] Equalization Note or Optional Other Shortfall Note outstanding pursuant to the terms of this Agreement.

“Member Plan Amendment” shall have the meaning set forth in Section 11.2(E)(4) of this Agreement.

“Member Reportable Events” shall have the meaning set forth in Section 10.5(A) of this Agreement.

“Micron” shall have the meaning set forth in the preamble of this Agreement.

“Micron Additional Cash” shall have the meaning set forth on Appendix D.

“Micron Executive Officer” shall have the meaning set forth in Section 8.2(A) of this Agreement.

“Micron Exercise Notice” shall have the meaning set forth in Section 13.7(B) of this Agreement.

“Micron Initial Contributed Assets” means the total amount of money or other property contributed or agreed to be contributed to the Joint Venture Company by Micron as of the Effective Date, as described on Appendix D.

“Micron Matter” shall have the meaning set forth in Section 17.4 of this Agreement.

“Micron Maximum Incremental Capital Amount” means $1,457,904,917. Such amount does not include any funds contributed as part of Micron’s Initial Capital Contribution.

“Micron Minority Closing” shall have the meaning set forth in Section 12.5(C)(1) of this Agreement.

“Micron [***] Exercise Notice” shall have the meaning set forth in Section 13.5 of this Agreement.

“Micron [***] Purchase Option” shall have the meaning set forth in Section 13.5 of this Agreement.

“Micron Personnel Secondment Agreement” means that certain Micron Personnel Secondment Agreement, of even date herewith, by and between the Joint Venture Company and Micron, as amended.

“Micron Purchase Option” shall have the meaning set forth in Section 13.7(B) of this Agreement.

“Minority Closing” shall have the meaning set forth in Section 12.5(A) of this Agreement.

“Minority Closing Price” shall have the meaning set forth in Section 12.5(B) of this Agreement.

“Minority Member” shall have the meaning sent forth in Section 12.5(A) of this Agreement.

“Model of Record” or “MOR” means a representation of the POR and TOR for use in determining the number of tools required to produce a specific number of semiconductor wafers. The MOR includes assumptions used to model overall tool throughput and productivity as well as assumptions on process yield.

“Modified GAAP” means United States generally accepted accounting principles as in effect from time to time, except that the value of any asset contributed or otherwise transferred to the Joint Venture Company from a Member shall be the value as agreed upon by the Members at the time of the contribution or transfer, as applicable, and, if such asset is to be depreciated or amortized under GAAP, the useful life and method of depreciation or amortization for such assets shall be determined by applying the accounting policies used by the Joint Venture Company for like assets.  The value of the Boise Supply Agreement, the MTV Lease and the Lehi Property shall be the value specified with respect to such items in Appendix D.

“Monthly Flash Report” means operating performance metrics reasonably acceptable to each Member for the most recent month.

“Monthly Operating Report” shall have the meaning set forth in Section 11.6(A)(4) of this Agreement.

“MTV Assets” means the Associated Assets at the Fab located at the [***] .

“MTV Lease” shall have the meaning ascribed to such term in the Master Agreement.

“NAND Flash Memory Die” means a discrete integrated circuit die, wherein such die includes at least one NAND Flash Memory Integrated Circuit and such die is designed, developed, marketed and used primarily as a non-volatile memory die.

“NAND Flash Memory Die Package” means a discrete integrated circuit package for a NAND Flash Memory Die, including TSOP, COB, BOC, BGA and FBGA or other type package, wherein such package contains only one or more NAND Flash Memory Die but no other die.

“NAND Flash Memory Integrated Circuit” means a Flash Memory Integrated Circuit wherein the memory cells included in the Flash Memory Integrated Circuit are arranged in groups of serially connected memory cells (each such group of serially connected memory cells called a “string”) in which the drain of each memory cell of a string (other than the first memory cell in the string) is connected in series to the source of another memory cell in such string, the gate of each memory cell in such string is directly accessible, and the drain of the uppermost bit of such string is coupled to the bitline of the memory array.

“NAND Flash Memory Product” means any NAND Flash Memory Wafer, NAND Flash Memory Die or NAND Flash Memory Die Package.

“NAND Flash Memory Wafer” means a prime wafer that has been processed to the point of containing multiple NAND Flash Memory Die and that has undergone Probe Testing, but before singulation of said die into individual semiconductor die.

“Net Book Value” means, with respect to (i) any assets, the value thereof, net of accumulated depreciation, amortization and other adjustments, as would be included in a consolidated balance sheet of the entity owning such assets prepared in accordance with Modified GAAP, (ii) any liabilities, the amount thereof as would be included in a consolidated balance sheet of the entity having the liabilities prepared in accordance with Modified GAAP and (iii) any equity security of a Facilities Company or other entity, (a) the value of the assets of such entity, net of accumulated depreciation, amortization or other adjustments, as would be included in a consolidated balance sheet of the entity prepared in accordance with Modified GAAP, minus the amount of the liabilities of such entity, as would be included in a consolidated balance sheet of such entity prepared in accordance with Modified GAAP, multiplied by (b) a percentage equal to the percentage of the equity of such entity represented by such equity security.

“[***]” means any Fab that is, or is to be, owned or leased by the Joint Venture Company, any of its Subsidiaries or any Facilities Company other than the [***].

“[***] Budget” shall have the meaning set forth in Section 11.1(B).

“[***] Capital Contribution” shall mean (i) any Additional Capital Contribution to be made by the Members, as contemplated by an Approved Business Plan, to make [***] an Operational Fab or (ii) any Additional Capital Contribution to be made by the Members, as contemplated by an Approved Business Plan, to make [***] an Operational Fab, but only in the event that the [***] for [***] is reasonably expected to begin before [***].

“[***]” means the first Fab that is, [***], owned or leased by the Joint Venture Company, any of its Subsidiaries or any Facilities Company other than the [***].

“[***]” means the first Fab that is, [***], owned or leased by the Joint Venture Company, any of its Subsidiaries or any Facilities Company other than [***].

“Non-Defaulting Member” shall have the meaning set forth in Section 17.7 of this Agreement.

“Non-Funding Member” shall be the Member that is determined not to be the Funding Member in accordance with Section 3.1(A) of this Agreement.

“Notice of Default” shall have the meaning set forth in Section 17.7(B) of this Agreement.

“Operating Metric Event” means, with respect to any Fiscal Quarter, the occurrence of either of the following:

(A)          the [***] the Joint Venture Company and its Subsidiaries in such Fiscal Quarter is [***] the Applicable Percentage [***] in the Applicable Projection for such Fiscal Quarter; or

(B)           the [***] the Joint Venture Company and its Subsidiaries in such Fiscal Quarter is [***] the Applicable Percentage [***] in the Applicable Projection for such Fiscal Quarter.

In comparing either the [***] or the [***] to the Applicable Projection, as provided in subsections (A) and (B) above, [***] that are, or are to be, [***] the Joint Venture Company [***] shall be [***] (1) in [***] and (2) [***] the Applicable Projection.

“Operating Plan” shall have the meaning set forth in Section 11.6(A) of this Agreement

“Operational Fab” means a Fab that has completed construction, Tool Install and equipment and process qualification, including all related facilities necessary to commence production of semiconductor devices and such production output has reached a minimum level of [***]% of its intended high volume output level (as measured in [***]).

“Option Percent” shall have the meaning set forth in Section 12.4 of this Agreement.

“Option Price” shall have the meaning set forth in Section 12.5(B) of this Agreement.

“Optional [***] Equalization Note” shall have the meaning set forth in Section 3.2(B) of this Agreement.

“Optional [***] Financing” shall have the meaning set forth in Section 3.2(A) of this Agreement.

“Optional [***] Notes” shall have the meaning set forth in Section 3.2(B) of this Agreement.

“Optional [***] Shortfall Note” shall have the meaning set forth in Section 3.2(B) of this Agreement.

“Optional Other Financing” shall have the meaning set forth in Section 3.3(A) of this Agreement.

“Optional Other Shortfall Note” shall have the meaning set forth in Section 3.3(B) of this Agreement.

“Other Capital Contributions” shall have the meaning set forth in Section 2.3(C) of this Agreement.

“Percentage Interest” means, at any time of determination, with respect to any Member, a percentage determined by dividing such Member’s Capital Contribution Balance at the time of determination by the aggregate Capital Contribution Balances of all Members at the time of determination.

“Person” or “Persons” means any natural person and any corporation, firm, partnership, trust, estate, limited liability company, or other entity resulting from any form of association.

“Premises” shall have the meaning ascribed to such term in the [***].

“Probe Testing” means testing, using a wafer test program as set forth in the applicable specifications, of a wafer that has completed all processing steps deemed necessary to complete the creation of the desired NAND Flash Memory Integrated Circuits in the die on such wafer, the purpose of which test is to determine how many and which of the die meet the applicable criteria for such die.

“Process of Record” or “POR” means documents and/or systems that specify a series of operations that a semiconductor wafer must process through. The POR includes the process recipes and parameters at each operation for the specified Tool of Record.

“Product” shall have the meaning set forth in the Supply Agreements.

“Product Design Committee” shall have the meaning set forth in the Product Design Committee Agreement.

Product Design Committee Agreement” shall have the meaning set forth in the Product Design Committee Agreement, of even date herewith, between Micron and Intel.

“Product Design Roadmap” shall have the meaning set forth in the Product Design Committee Agreement.

“Proposed Business Plan” shall have the meaning set forth in Section 11.2(A) of this Agreement.

“Pro Rata Share” means the pro rata share of a Member determined in accordance with the Members’ respective Percentage Interests at the time of the determination.

“Purchase Options” shall have the meaning set forth in Section 13.10 of this Agreement.

“Purchase Value” shall have the meaning set forth in Section 12.4 of this Agreement.

“Quarterly Operating Review” shall have the meaning set forth in Section 11.(6)(A)(4) of this Agreement.

“Remaining Assets” shall have the meaning set forth in Section 13.11 of this Agreement.

“Remaining Facility” shall have the meaning set forth in Section 13.8(A) of this Agreement.

“Remaining Facility Purchase Offer” shall have the meaning set forth in Section 13.9 of this Agreement.

“Renewal Term” shall have the meaning set forth in Section 1.3 of this Agreement.

“Representative” shall have the meaning set forth in Section 8.7(D) of this Agreement.

“Second Drafter” shall have the meaning set forth in Section 13.8(D) of this Agreement.

“Seconded Employees” shall have the meaning set forth in Section 9.1 of this Agreement.

“Service Provider Related Forms” shall have the meaning set forth in Section 9.3(A) of this Agreement.

“Sharing Interest” means, with respect to any Member, the percentage determined by dividing (1) such Member’s Committed Capital at the time of determination, by (2) the aggregate Committed Capital of all Members at the time of determination; provided, however, that, for purposes of this definition only, Committed Capital shall be adjusted as follows:

(a)                                  [***]% of any [***] Capital Contribution that has been made by such Member, but that was not timely made, shall be deducted from that Member’s Committed Capital and added to the other Member’s Committed Capital;

(b)                                 any [***] Capital Contribution made, and any loans made or deemed made that are represented by Mandatory Notes, within the twelve months prior to the time of determination shall be deducted from Committed Capital; and

(c)                                  any Other Capital Contributions made, and any loans made or deemed made that are represented by Optional Other Shortfall Notes shall be deducted from Committed Capital, but the exclusion under this subparagraph (c) shall apply only to such Capital Contributions and such loans made within (i) the [***] prior to the time of determination if the Capital Contribution or loan related to [***] Fab, other than the [***], that was not a [***] Fab at the time the contribution was due or (ii) the [***] prior to the time of determination if the Other Capital Contribution made, or loan made or deemed made that is represented by an Optional Other Shortfall Notes relates to any operating expenditure, capital expenditure or other expenditure not subject to the [***] period in the immediately preceding clause (i) and provided, further, however, that a Make-Up Contribution shall be deemed made on the date on which the related Shortfall Amount first arose, so that the applicable [***] and [***] periods shall apply from the date the Shortfall Amount occurred. Notwithstanding the foregoing, subparagraphs (b) and (c) of this definition shall not apply with respect to any use of the term “Sharing Interests” in connection with a distribution under Section 13.13(C)(4) of this Agreement.

“Shortfall Amount” means any uncontributed dollar amount of any Member’s [***] of an Additional Capital Contribution.

“Subsequent Operating Metric Cure” means, with respect to any Initial Operating Metric Event, the [***] the Joint Venture Company of [***] (a) which [***] at any [***], and (b) in which the Joint Venture Company [***] Operating Metric Event (i.e. an Operating Metric Event described in subparagraph (A) of the definition of “Operating Metric Event” if the Initial Operating Metric Event occurred under subparagraph (A), and an operating Metric Event described in subparagraph (B) thereof, if the Initial Operating Metric Event occurred under subparagraph (B)) in either of [***].

“Subsidiary” means as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

“Supply Agreement - Intel” means that certain Supply Agreement of even date herewith, by and between the Joint Venture Company and Intel, as amended.

“Supply Agreement - Micron” means that certain Supply Agreement of even date herewith, by and between the Joint Venture Company and Micron, as amended.

“Supply Agreements” means the Supply Agreement – Intel and the Supply Agreement – Micron.

“Tax Matters Partner” shall have the meaning set forth in Section 10.7 of this Agreement.

“Technology Committees” means the Product Design Committee and the Joint Development Committee.

“Term” shall have the meaning set forth in Section 1.3 of this Agreement.

“Testing Plan” means a testing plan set forth in the Operating Plan, as more particularly described in Section 11.6(A)(3) of this Agreement.

“Tie Vote” shall have the meaning set forth in Section 17.1 of this Agreement.

“Tool Install” means the installation of the automated material handling system (AMHS), process tools, and support tools/fixtures used for semiconductor manufacturing (including sort) in the cleanroom and in all related laboratories in the Fab.

“Tool of Record” or “TOR” means the specified tool required to modify, handle, or otherwise fulfill its intended purpose in the manufacture of a semiconductor process pursuant to the POR. The TOR encompasses the tool purchase price, configuration and associated documentation required to procure, conduct acceptance testing and administer service contracts.

“TOP” shall have the meaning set forth in Section 9.4(B) of this Agreement.

“Transfer” shall have the meaning set forth in Section 12.1 of this Agreement.

“Transition Date” means the earlier of the [***] anniversary of the Effective Date and the date on which the [***] becomes an Operational Fab producing not less than [***] Wafer Starts per week.

“Treasury Regulation” shall have the meaning set forth in Section 1.1 of Appendix B to this Agreement.

“Unamortized MTV Lease Value” means for the purposes of [***], an [***] to (i) the [***] of the [***], based on [***], assuming that such value were amortized on a [***] beginning on [***], with respect to [***] to the [***], (ii) [***] with respect to [***] the [***] and [***], (iii) [***] with respect to [***] the [***] and [***], and (iv) [***] with respect to [***].

“Undisputed Approved Business Plan” shall have the meaning set forth in Section 11.2(D)(1) of this Agreement. The Initial Business Plan approved by the Members shall be deemed to be an Undisputed Approved Business Plan.

“U.S. Facilities Company” shall have the meaning set forth in Section 16.1 of this Agreement.

“Wafer” means a silicon wafer.

“Wafer Start” means the initial Wafer introduction to a process flow. When the context requires reference to a quantity of “Wafer Starts,” such term shall be expressed in 300 millimeter diameter equivalents.

“Wholly-Owned Subsidiary” of a Person means a Subsidiary, all of the shares of stock or other ownership interests of which are owned, directly or indirectly through one or more intermediaries, by such Person, other than a nominal number of shares or a nominal amount of other ownership interests issued in order to comply with requirements that such shares or interests be held by one or more other Persons, including requirements for directors’ qualifying shares or interests, requirements to have or maintain two or more stockholders or equity owners or other similar requirements.

APPENDIX B

IM FLASH TECHNOLOGIES, LLC

TAX MATTERS

This Appendix B is attached to and is a part of the LIMITED LIABILITY COMPANY OPERATING AGREEMENT (the “Agreement”) of IM FLASH TECHNOLOGIES, LLC, a Delaware limited liability company (the “Joint Venture Company”), dated as of 6th day of January, 2006. The parties to the Agreement intend that the Joint Venture Company be classified as a partnership for federal income tax purposes pursuant to section 7701(a)(2) of the Code and the regulations thereunder. The provisions of this Appendix are intended to effect an allocation of tax items of the Joint Venture Company that are in accordance with the Members’ “interests in the partnership” (i.e., the Joint Venture Company) within the meaning of Treas. Reg. § 1.704-1(b)(3) by utilizing the principles of allocation contained in Treas. Reg. § 1.704-1(b)(2)(iv) and Treas. Reg. § 1.704-2 with respect to maintenance of capital accounts and allocations, and shall be interpreted and applied accordingly. For purposes of applying the provisions of this Appendix, it shall be assumed that the Joint Venture Company satisfies the requirements of Treas. Reg. § 1.704-1(b)(2)(ii)(b)(2) and (3), notwithstanding that the Joint Venture Company does not satisfy such requirements.

ARTICLE 1
DEFINITIONS

1.1           Definitions. For purposes of this Appendix, the capitalized terms listed below shall have the meanings indicated. Capitalized terms not listed below and not otherwise defined in this Appendix shall have the meanings specified in the Agreement.

“Account Reduction Item” means (i) any adjustment described in Treas. Reg. § 1.704-1(b)(2)(ii)(d)(4); (ii) any allocation described in Treas. Reg. § 1.704-1(b)(2)(ii)(d)(5), other than a Nonrecourse Deduction or a Member Nonrecourse Deduction; or (iii) any distribution described in Treas. Reg. § 1.704-1(b)(2)(ii)(d)(6).

“Adjusted Capital Account Balance” means, as of any date, a Member’s Capital Account balance as of such date (and if such date is other than the last day of the taxable year of the Joint Venture Company, determined as if the taxable year of the Joint Venture Company ended on such date), taking into account all contributions made by such Member and distributions made to such Member during such taxable year and any special allocations or other adjustments required by Sections 3.2, 3.3, 3.4(A), (B), and (D), 3.5, 3.6 and 3.7, and 5.2(B) and 5.9 of this Appendix, and increased by the sum of (i) such Member’s share of Joint Venture Company Minimum Gain and (ii) such Member’s share of Member Nonrecourse Debt Minimum Gain, both determined after taking into account any such special allocations and other adjustments.

“Adjusted Fair Market Value” of an item of Joint Venture Company property means the greater of (i) the fair market value of such property as reasonably determined by the Board of Managers (provided, that in the case of any sale of Joint Venture Company property, such amount shall be presumed to be the sales price realized by the Joint Venture Company on such sale) or (ii) the amount of any nonrecourse indebtedness to which such property is subject within the meaning of section 7701(g) of the Code.

“Book” means the method of accounting prescribed for compliance with the capital account maintenance rules set forth in Treas. Reg. § 1.704-1(b)(2)(iv) as reflected in Articles 1 and 2 of this Appendix, as distinguished from any accounting method which the Joint Venture Company may adopt for other purposes such as financial reporting.

“Book Value” means, with respect to any item of Joint Venture Company property, the book value of such property within the meaning of Treas. Reg. § 1.704-1(b)(2)(iv)(g)(3); provided, however, that if the Joint Venture Company adopts the remedial allocation method described in Treas. Reg. § 1.704-3(d) with respect to any item of Joint Venture Company property, the Book Value of such property shall be its book basis determined in accordance with Treas. Reg. § 1.704-3(d)(2).

“Deemed Liquidation” means a liquidation of the Joint Venture Company that is deemed to occur pursuant to Treas. Reg. § 1.708-1(b)(1)(iv) in the event of a termination of the Joint Venture Company pursuant to section 708(b)(1)(B) of the Code.

“Excess Deficit Balance” means the amount, if any, by which the balance in a Member’s Capital Account as of the end of the relevant taxable year is more negative than the amount, if any, of such negative balance that such Member is treated as obligated to restore to the Joint Venture Company pursuant to Treas. Reg. § 1.704-1(b)(2)(ii)(c), Treas. Reg. § 1.704-1(b)(2)(ii)(h), Treas. Reg. § 1.704-2(g)(1), and Treas. Reg. § 1.704-2(i)(5). Solely for purposes of computing a Member’s Excess Deficit Balance, such Member’s Capital Account shall be reduced by the amount of any Account Reduction Items that are reasonably expected as of the end of such taxable year.

“Excess Nonrecourse Liabilities” means excess nonrecourse liabilities within the meaning of Treas. Reg. § 1.752-3(a)(3).

 “Joint Venture Company Minimum Gain” means partnership minimum gain determined pursuant to Treas. Reg. § 1.704-2(d) and Section 5.3 of this Appendix.

“Member Nonrecourse Debt” means any “partner nonrecourse debt” as such term is defined in Treas. Reg. § 1.704-2(b)(4).

“Member Nonrecourse Debt Minimum Gain” means minimum gain attributable to Member Nonrecourse Debt pursuant to Treas. Reg. § 1.704-2(i)(3).

“Member Nonrecourse Deduction” means any item of Book loss or deduction that is a partner nonrecourse deduction within the meaning of Treas. Reg. § 1.704-2(i)(1) and (2).

“Member Nonrecourse Distribution” means a distribution to a Member that is allocable to a net increase in such Member’s share of Member Nonrecourse Debt Minimum Gain pursuant to Treas. Reg. § 1.704-2(i)(6).

“Nonrecourse Deduction” means a nonrecourse deduction determined pursuant to Treas. Reg. § 1.704-2(b)(1) and Treas. Reg. § 1.704-2(c).

“Nonrecourse Distribution” means a distribution to a Member that is allocable to a net increase in Joint Venture Company Minimum Gain pursuant to Treas. Reg. § 1.704-2(h)(1).

“Regulatory Allocation” means any allocation made pursuant to Section 3.2, 3.3, 3.4 or 3.5 of this Appendix.

“Related Person” means, with respect to a Member, a Person that is related to such Member pursuant to Treas. Reg. § 1.752-4(b).

“Revaluation Event” means (i) a liquidation of the Joint Venture Company (within the meaning of Treas. Reg. § 1.704-1(b)(2)(ii)(g) but not including a Deemed Liquidation); (ii) a contribution of more than a de minimis amount of money or other property to the Joint Venture Company by a Member or a distribution of more than a de minimis amount of money or other property to a retiring or continuing Member where such contribution or distribution alters the Sharing Interest of any Member; or (iii) the grant of an interest in the Joint Venture Company as consideration for the provision of services to or for the benefit of the Joint Venture Company.

“Section 705(a)(2)(B) Expenditures” means nondeductible expenditures of the Joint Venture Company that are described in section 705(a)(2)(B) of the Code, and organization and syndication expenditures and disallowed losses to the extent that such expenditures or losses are treated as expenditures described in section 705(a)(2)(B) of the Code pursuant to Treas. Reg. § 1.704-1(b)(2)(iv)(i).

“Section 751 Property” means unrealized receivables and substantially appreciated inventory items within the meaning of Treas. Reg. § 1.751-1(a)(1).

“Target Balance” means, for any Member as of any date, the amount that would be distributable to such Member on such date pursuant to Section 5.1 of the Agreement if (i) all the assets of the Company were sold for cash equal to their respective Book Values as of such date, (ii) all liabilities of the Company (other than any liabilities under outstanding Member Notes) were paid in full (except that in the case of a nonrecourse liability, such payment would be limited to the Book Value of the asset or assets securing such liability), and (iii) all remaining cash were distributed to the Members pursuant to Section 5.1 (assuming, for this purpose, that the holders of any Member Notes have converted such Member Notes immediately prior to such distribution).

“Tax Basis” means, with respect to any item of Joint Venture Company property, the adjusted basis of such property as determined in accordance with the Code.

“Treasury Regulation” or “Treas. Reg.” means the temporary or final regulation(s) promulgated pursuant to the Code by the U.S. Department of the Treasury, as amended, and any successor regulation(s).

ARTICLE 2
CAPITAL ACCOUNTS

2.1                                 Maintenance.

(A)                              A single Capital Account shall be maintained for each Member in accordance with this Article 2.

(B)                                Each Member’s Capital Account shall from time to time be increased by:

(i)                                     the amount of money contributed by such Member to the Joint Venture Company in accordance with the Agreement (including the amount of any Joint Venture Company liabilities which the Member is deemed to assume as provided in Treas. Reg. § 1.704-1(b)(2)(iv)(c), and including the principal amount paid for any Member Notes, but excluding liabilities assumed in connection with the distribution of Joint Venture Company property and excluding increases in such Member’s share of Joint Venture Company liabilities pursuant to section 752 of the Code);

(ii)                                  the fair market value of property, as reasonably determined by the Board of Managers, contributed by such Member to the Joint Venture Company (net of any liabilities secured by such property that the Joint Venture Company is considered to assume or take subject to pursuant to section 752 of the Code); provided, that for this purpose the fair market value of (A) the Lehi Property contributed by Micron (net of liabilities) is equal to the value set forth with respect thereto on Appendix D (it being understood that the [***] shall not be treated as property for purposes of this clause (ii)), and (B) the amount credited to the Capital Account of a Member with respect to any Capital Contribution taking the form of a contribution of a promissory note shall equal the principal payments made by such Member with respect to such promissory note; and, provided, further, that nothing in this Appendix B shall be deemed to increase or limit the amount treated as a Capital Contribution for purposes other than this Appendix B;

(iii)                               the amount recognized as gross income by Micron with respect to the [***] as described in Section 5.10 of this Appendix; and

(iv)                              allocations to such Member of Joint Venture Company Book income and gain (or the amount of any item or items of income or gain included therein).

(C)                                Each Member’s Capital Account shall from time to time be reduced by:

(i)                                     the amount of money distributed to such Member by the Joint Venture Company (including the amount of such Member’s individual liabilities which the Joint Venture Company is deemed to assume as provided in Treas. Reg. § 1.704-1(b)(2)(iv)(c)), including the amount of any amount paid or accrued on any Member Note that is not treated as a guaranteed payment pursuant to Section 5.2 of this Appendix B;

(ii)                                  the fair market value, as reasonably determined by the Board of Managers, of property distributed to such Member by the Joint Venture Company (net of any liabilities secured by such property that such Member is considered to assume or take subject to pursuant to section 752 of the Code); and

(iii)                               allocations to such Member of Joint Venture Company Book loss and deduction (or items thereof);

(D)                               The Joint Venture Company shall make such other adjustments to the Capital Accounts of the Members as are necessary to comply with the provisions of Treas. Reg. § 1.704-1(b)(2)(iv).

2.2                                 Revaluation of Joint Venture Company Property.

(A)                              Upon the occurrence of a Revaluation Event, the Board of Managers may revalue all Joint Venture Company property (whether tangible or intangible) for Book purposes to reflect the Adjusted Fair Market Value of Joint Venture Company property immediately prior to the Revaluation Event. In the event that Joint Venture Company property is so revalued, the Capital Accounts of the Members shall be adjusted in accordance with Treas. Reg. § 1.704-1(b)(2)(iv)(f) as provided in Section 3.1 of this Appendix.

(B)                                Upon the distribution of Joint Venture Company property to a Member, the property to be distributed shall be revalued for Book purposes to reflect the Adjusted Fair Market Value of such property immediately prior to such distribution, and the Capital Accounts of all Members shall be adjusted in accordance with Treas. Reg. § 1.704-1(b)(2)(iv)(e).

2.3                                 Transfers of Interests. Upon the transfer of a Member’s entire interest in the Joint Venture Company in accordance with Section 12.2 of the Agreement, the Capital Account of such Member shall carry over to the transferee.

ARTICLE 3
ALLOCATION OF BOOK INCOME AND LOSS

3.1                                 Book Income And Loss.

(A)                              The Book income or loss of the Joint Venture Company for purposes of determining allocations to the Capital Accounts of the Members shall be determined in the same manner as the determination of the Joint Venture Company’s taxable income, except that (i) items that are required by section 703(a)(1) of the Code to be separately stated shall be included; (ii)

items of income that are exempt from inclusion in gross income for federal income tax purposes shall be treated as Book income; (iii) Section 705(a)(2)(B) Expenditures shall be treated as deductions; (iv) items of gain, loss, depreciation, amortization, or depletion that would be computed for federal income tax purposes by reference to the Tax Basis of an item of Joint Venture Company property shall be determined by reference to the Book Value of such item of property in accordance with Section 3.1(B) hereof; and (v) the effects of upward and downward revaluations of Joint Venture Company property pursuant to Section 2.2 of this Appendix shall be treated as Book gain or loss respectively from the sale of such property.

(B)                                In the event that the Book Value of any item of Joint Venture Company property differs from its Tax Basis, the amount of Book depreciation, depletion, or amortization for a period with respect to such property shall be computed so as to bear the same relationship to the Book Value of such property as the depreciation, depletion, or amortization computed for tax purposes with respect to such property for such period bears to the Tax Basis of such property. If the Tax Basis of such property is zero, the Book depreciation, depletion, or amortization with respect to such property shall be computed by using a method consistent with the method that would be used for tax purposes if the Tax Basis of such property were greater than zero and the property were placed in service on the date it is acquired by the Joint Venture Company.

(C)                                The Book income and loss of the Joint Venture Company for any taxable year shall be allocated in such a manner as to cause the Adjusted Capital Account Balances of the Members as nearly as possible to equal their respective Target Balances as of the end of such taxable year.

3.2                                 Allocation of Nonrecourse Deductions. Notwithstanding any other provisions of the Agreement, Nonrecourse Deductions shall be allocated among the Members in proportion to their respective Sharing Interests as of the end of the taxable year in which such deductions arise.

3.3                                 Allocation of Member Nonrecourse Deductions. Notwithstanding any other provisions of the Agreement, any item of Member Nonrecourse Deduction with respect to a Member Nonrecourse Debt shall be allocated to the Member or Members who bear the economic risk loss for such Member Nonrecourse Debt in accordance with Treas. Reg. § 1.704-2(i).

3.4                                 Chargebacks of Income And Gain. Notwithstanding any other provisions of the Agreement:

(A)                              Joint Venture Company Minimum Gain. In the event that there is a net decrease in Joint Venture Company Minimum Gain for a taxable year of the Joint Venture Company, then before any other allocations are made for such taxable year, each Member shall be allocated items of Book income and gain for such year (and, if necessary, for subsequent years) to the extent provided by Treas. Reg. § 1.704-2(f).

(B)                                Member Nonrecourse Debt Minimum Gain. In the event that there is a net decrease in Member Nonrecourse Debt Minimum Gain for a taxable year of the Joint Venture Company, then after taking into account allocations pursuant to paragraph (a) immediately preceding, but before any other allocations are made for such taxable year, each Member with a share of Member Nonrecourse Debt Minimum Gain at the beginning of such year shall be allocated items of Book income and gain for such year (and, if necessary, for subsequent years) to the extent provided by Treas. Reg. § 1.704-2(i)(4).

(C)                                [Reserved.]

(D)                               Qualified Income Offset. In the event that any Member unexpectedly receives any Account Reduction Item that results in an Excess Deficit Balance at the end of any taxable year after taking into account all other allocations and adjustments under this Agreement, then items of Book income and gain for such year (and, if necessary, for subsequent years) will be reallocated to each such Member in the amount and in the proportions needed to eliminate such Excess Deficit Balance as quickly as possible.

3.5                                 Reallocation To Avoid Excess Deficit Balances. Notwithstanding any other provisions of the Agreement, no Book loss or deduction shall be allocated to any Member to the extent that such allocation would cause or increase an Excess Deficit Balance in the Capital Account of such Member. Such Book loss or deduction shall be reallocated away from such Member and to the other Members in accordance with the Agreement, but only to the extent that such reallocation would not cause or increase Excess Deficit Balances in the Capital Accounts of such other Members.

3.6                                 Corrective Allocation. Subject to the provisions of Sections 3.2, 3.3, 3.4, and 3.5 of this Appendix, but notwithstanding any other provision of the Agreement, in the event that any Regulatory Allocation is made pursuant to this Appendix for any taxable year, then remaining Book items for such year (and, if necessary, Book items for subsequent years) shall be allocated or reallocated in such amounts and proportions as are appropriate to restore the Adjusted Capital Account Balances of the Members to the position in which such Adjusted Capital Account Balances would have been if such Regulatory Allocation had not been made. Adjustments pursuant to this Section 3.6 shall only be made if such Regulatory Allocations are not reasonably expected to be reversed with offsetting allocations in subsequent taxable years. The Members intend that the allocations of Book income and loss pursuant to this Appendix shall result in Adjusted Capital Account Balances of the Members, as of the end of each taxable year of the Joint Venture Company and after all allocations pursuant to this Appendix have been made, equaling their Target Balances. This Appendix shall be interpreted in a manner consistent with such intent.

3.7                                 Other Allocations.

(A)                              If during any taxable year of the Joint Venture Company there is a change in any Member’s interest in the Joint Venture Company, allocations of Book income or loss for such taxable year shall take into account the varying interests of the Members in the Joint Venture Company in a manner consistent with the requirements of Section 706 of the Code and Section 5.2(B) hereof.

(B)                                If and to the extent that any distribution of Section 751 Property to a Member in exchange for the distributee Member’s interest in property other than Section 751 Property is treated as a sale or exchange of such Section 751 Property by the Joint Venture Company pursuant to Treas. Reg. § 1.751-1(b)(2), any Book gain or loss attributable to such deemed sale or exchange shall be allocated only to Members other than the distributee Member in a manner consistent with such Treasury Regulation.

(C)                                If and to the extent that any distribution of property other than Section 751 Property to a Member in exchange for the distributee Member’s interest in Section 751 Property is treated as a sale or exchange of such other property by the Joint Venture Company pursuant to Treas. Reg. § 1.751-1(b)(3), any Book gain or loss attributable to such deemed sale or exchange shall be allocated only to Members other than the distributee Member in a manner consistent with such Treasury Regulation.

ARTICLE 4
ALLOCATION OF TAX ITEMS

4.1                                 In General. Except as otherwise provided in this Article 4, all items of income, gain, loss, and deduction shall be allocated among the Members for federal income tax purposes in the same manner as the corresponding allocation for Book purposes.

4.2                                 Section 704(c) Allocations.

(A)                              In the event that the Book Value of an item of Joint Venture Company property differs from its Tax Basis, allocations of depreciation, depletion, amortization, gain, and loss with respect to such property will be made for federal income tax purposes in a manner that takes account of the variation between the Tax Basis and Book Value of such property in accordance with section 704(c)(1)(A) of the Code and Treas. Reg. § 1.704-1(b)(4)(i). The Board of Managers may select as the method for making such allocations, either the method described in Treas. Reg. § 1.704-3(c) or (d); provided, however, that the method selected for any asset shall be one that minimizes the effect of the “ceiling rule” on allocations to the Member that did not contribute such asset.

(B)                                For purposes of complying with Section 263A of the Code, depreciation, amortization and cost recovery deductions of the Joint Venture Company that are included in the capitalized cost of the Joint Venture Company’s inventory shall be determined based on the Book Values of the Joint Venture Company’s assets, and any difference between such amounts and the corresponding amounts as computed for U.S. federal income tax purposes shall be allocated separately to the Members pursuant to Section 704(c) of the Code.

4.3                                 Tax Credits. Tax credits shall be allocated among the Members in accordance with Treas. Reg. § 1.704-1(b)(4)(ii).

ARTICLE 5
OTHER TAX MATTERS

5.1                                 Excess Nonrecourse Liabilities. For the purpose of determining the Members’ shares of the Joint Venture Company’s Excess Nonrecourse Liabilities pursuant to Treas. Reg. §§ 1.752-3(a)(3) and 1.707-5(a)(2)(ii), and solely for such purpose, the Members’ interests in profits are hereby specified to be their respective Sharing Interests.

5.2                                 Treatment of Loan Transactions.

(A)                              The Members agree that amounts outstanding under Member Notes (which for purposes of this Appendix B includes amounts outstanding under loans made pursuant to Section 2.3(H) of the Agreement) shall be treated for federal and applicable state income tax purposes as equity and not as debt for U.S. federal income tax purposes. To the extent a Non-Funding Member makes a Make-Up Contribution together with accrued interest, such interest (solely for purposes of this Appendix B) shall be treated as a capital contribution, the payment of such interest to the Funding Member on the related Member Note shall be treated as a guaranteed payment pursuant to Section 707(c) of the Code, and the deduction of the Joint Venture Company in respect of such guaranteed payment shall be specially allocated to the Non-Funding Member. To the extent accrued interest on a Member Note has not been paid as of the end of a taxable year of the Joint Venture Company, the Members shall consult with each other to determine the appropriate income tax treatment of such accrued interest, and if they are unable to agree on such treatment the dispute resolution provisions of Section 10.6(B) shall apply.

(B)                                Upon a change in the Members’ Sharing Interests, the Members agree that the Capital Accounts of the Members shall be adjusted so that to the greatest extent possible, but consistent with the goal of minimizing the adverse tax consequences to the Member whose interest increased (as reasonably determined by such Member)(other than adverse consequences resulting solely from receiving allocations of income or loss in accordance with its revised Sharing Interest), the Adjusted Capital Account Balances of the Members will equal their Target Balances immediately following the conversion.

5.3                                 Treatment of Certain Distributions. (A) In the event that (i) the Joint Venture Company makes a distribution that would (but for this Subsection (A)) be treated as a Nonrecourse Distribution; and (ii) such distribution does not cause or increase a deficit balance in the Capital Account of the Member receiving such distribution as of the end of the Joint Venture Company’s taxable year in which such distribution occurs; then the Board of Managers may treat such distribution as not constituting a Nonrecourse Distribution to the extent permitted by Treas. Reg. § 1.704-2(h)(3).

(B)                                In the event that (i) the Joint Venture Company makes a distribution that would (but for this Subsection (B)) be treated as a Member Nonrecourse Distribution; and (ii) such distribution does not cause or increase a deficit balance in the Capital Account of the Member receiving such distribution as of the end of the Joint Venture Company’s taxable year in which such distribution occurs; then the Board of Managers may treat such distribution as not constituting a Member Nonrecourse Distribution to the extent permitted by Treas. Reg. § 1.704-2(i)(6).

5.4                                 Reduction of Basis. In the event that a Member’s interest in the Joint Venture Company may be treated in whole or in part as depreciable property for purposes of reducing such Member’s basis in such interest pursuant to section 1017(b)(3)(C) of the Code, the Board of Managers may, upon the request of such Member, make a corresponding reduction in the basis of its depreciable property with respect to such Member. Such request shall be submitted to the Joint Venture Company in writing, and shall include such information as may be reasonably required in order to effect such reduction in basis. The costs of the Joint Venture Company in making and implementing any such adjustments shall be borne by the Member making such request.

5.5                                 Entity Classification. Neither the Joint Venture Company nor any Member shall file or cause to be filed any election, the effect of which would be to cause the Joint Venture Company to be classified as other than a partnership for federal income tax purposes, without the prior written consent of all Members.

5.6                                 Unified Audit Election. The Joint Venture Company will elect, pursuant to section 6231(a)(1)(B)(ii) of the Code, to be subject to the unified audit rules of sections 6221-6234 of the Code, and all Members agree to sign such election.

5.7                                 Application of Section 707(b) of the Code. For purposes of determining the Members’ respective interests in capital or profits of the Joint Venture Company under Section 707(b) of the Code, the Members agree that, unless otherwise agreed in writing, such interests shall be computed as of each date of determination as follows: (a) the Joint Venture Company shall be deemed to have a hypothetical taxable year that began with the beginning of its actual taxable year including such date of determination and ended as of such date of determination, with a closing of the Joint Venture Company’s books as of such date (provided that deductions such as depreciation, amortization and the like that are computed on an annual basis shall be prorated on a daily basis so as to take into account only the portion attributable to the period up to that date), (b) the interests in profits of each Member as of such date shall equal the percentage of Book income or loss (excluding amounts, if any, required to be disregarded for purposes of applying Section 707(b) of the Code) that would have been allocated to each Member for such hypothetical taxable year, and (c) the capital interests of the Members as of such date shall equal the percentage of the total Capital Accounts of each Member as of such date, after adjustment to reflect the items described in Section 2.1(B), (C) and (D) of this Appendix B treated as occurring during such hypothetical taxable year.

5.8                                 Section 754 Election. The Joint Venture Company shall make or seek the revocation of, as applicable, an election under Section 754 of the Code with respect to the Joint Venture Company upon request of any Member whose Percentage Interest as of the end of any taxable year of the Joint Venture Company exceeds its Percentage Interest as of the Effective Date.

5.9                                 Imputed Income. If a Member is deemed for applicable income tax purposes to have received income from the Joint Venture Company as a result of one or more transactions that were not treated by the Joint Venture Company as giving rise to income to such Member, the Joint Venture Company shall make such adjustments to its allocations as are necessary so that, as closely as possible, such Member is placed in the same tax position as if such income was not deemed to have been recognized, provided that such adjustments shall not result in consequences to the other Member that are significantly more adverse to such other Member than if the position originally taken by the Joint Venture Company were upheld.

5.10                           Treatment of MTV Lease and Boise Supply Agreement.

(A)                              The Members agree that the issuance of Joint Venture Company interests to Micron in exchange for the MTV Lease and the Boise Supply Agreement shall be treated for U.S. federal income tax purposes as taxable prepaid rent and as a taxable payment for services, respectively, by the Joint Venture Company to Micron and not as a contribution of property by Micron to the Joint Venture Company, in each case for the amount ascribed on Appendix D to such item. Consequently, the Members agree that Micron shall recognize income, and the Joint Venture Company shall have an initial tax basis, for U.S. federal income tax purposes equal to such amounts. The Members further agree that the Joint Venture Company’s initial tax basis in such amounts shall equal the income so recognized, and that such basis shall be amortized pursuant to Treas. Reg. § 1.167(a)-14 over the initial terms of such agreements.

(B)                                The Members further agree that if the treatment described in subsection (A) above ultimately is determined not to be the proper treatment for either of such items, the Members shall make such adjustments to the determination and allocation of the Joint Venture Company’s items of income, gain, loss or deduction as are necessary (to the extent possible) to place the Members in the same tax position as if such treatment were respected.

5.11                           Tax Accounting Methods. To the extent permitted by applicable law, the Joint Venture Company shall implement such tax elections that to the greatest extent possible result in the Joint Venture Company’s cost of goods sold for purposes of determining the Joint Venture Company’s Book income or loss equaling the sum of (a) “Cost” as such term is defined in the Supply Agreements, plus (b) any additional amounts included in the “amount realized” by the Joint Venture Company upon the sale of products to Intel and Micron, respectively.

5.12                           No Indemnity for Tax Consequences. Neither of the Members nor the Joint Venture Company shall be responsible for the income tax consequences to the other Members resulting from this Appendix or the Agreement; provided, however, that the Members shall reasonably cooperate as requested in order to effectuate the intent of this Appendix, although such cooperation shall not require either Member to incur significant additional costs that are not reimbursed by the requesting Member.

5.13                           Precedent Agreements. Amounts paid to Micron pursuant to the Precedent Agreement to Joint Venture, dated September 27, 2005, and the Second Precedent Agreement to Joint Venture, dated November 18, 2005, in each case by and between Micron and Intel, shall be treated as reimbursements to Micron of preformation expenditures as provided in Treas. Reg. § 1.707-4(d).

5.14                           Conflicts with Agreement. In the event of any conflict between the terms of this Appendix B and any provision of the Agreement, the terms of this Appendix B shall govern.

APPENDIX C

IM FLASH TECHNOLOGIES, LLC

INITIAL MANAGERS

The initial Managers appointed by Intel will be:

Leslie S. Culbertson
Thomas R. Franz
Brian L. Harrison

The initial Managers appointed by Micron will be:

D. Mark Durcan
Brian J. Shields
W. G. Stover, Jr.

C-1

APPENDIX D

IM FLASH TECHNOLOGIES, LLC

INITIAL CAPITAL CONTRIBUTIONS

Intel Initial Capital Contribution

The Initial Capital Contribution of Intel is $1,196,176,471, payable as follows:

Intel Initial Contributed Assets:

Cash (to be delivered [***])	$[***]

Cash (to be delivered [***]) (the “Intel Additional Cash”)	$[***]

Promissory Note substantially in the form attached hereto as Attachment D-1 in the amount of $[***] (representing funds to be delivered [***] the Joint Venture Company).	$[***]

Cash in the amount of $[***] (to be delivered to the Joint Venture Company upon certification from Micron (and Micron shall make reasonable efforts to provide at least ten (10) Business Days’ notice of such pending certification), not contested by the Joint Venture Company after reasonable review and within 10 Business Days of the Joint Venture Company’s receipt of Micron’s certification, that construction is complete and the [***] Fab is ready for [***]).

$[***]

Total Intel Initial Capital Contribution (deemed to be contributed to the Joint Venture Company in full as of the Effective Date)	$1,196,176,471

If a Liquidating Event occurs prior to the delivery in full of such Initial Capital Contribution, all undelivered cash and amounts represented by Promissory Notes shall be delivered promptly after the occurrence of such Liquidating Event; provided, however, that if the construction and readiness for [***] at the [***] Fab referred to in the provisions of this Appendix D of the Micron Initial Capital Contribution is not complete at the time of such Liquidating Event, only a portion of the $[***] described above shall be delivered, which portion shall be proportionate to the percentage of completion of such construction as determined by the Members in good faith.

D-1

Micron Initial Capital Contribution

The Initial Capital Contribution of Micron is $1,245,000,000, payable as follows:

Micron Initial Contributed Assets:

Cash (to be delivered [***]) (the “Micron Additional Cash”)	$250,000,000

Lehi Property (pursuant to entry into the Lehi Lease (which is treated as a transfer of property for federal income tax purposes as described in the Lehi Lease) and delivery of the Lehi Bill of Conveyance and all rights of Micron under express or implied warranties or indemnities from third parties with respect to the Lehi Property

Value $[***]

Prepaid Rent on [***], as follows:

On the Effective Date	Value $[***]

Upon certification from Micron (and Micron shall make reasonable efforts to provide at least ten (10) Business Days’ notice of such pending certification), not contested by the Joint Venture Company after reasonable review and within 10 Business Days of the Joint Venture Company’s receipt of Micron’s certification, that construction is complete and the [***] Fab is ready for [***]

Value $[***]

Boise Supply Agreement Prepay	Value $[***]

Total Micron Initial Capital Contribution (deemed to be contributed to the Joint Venture Company in full as of the Effective Date)	Value $1,245,000,000

If a Liquidating Event occurs prior to the delivery in full of such Initial Capital Contribution, (a) all undelivered cash and amounts shall be delivered promptly after the occurrence of such Liquidating Event and (b) if the construction and readiness for [***] at the [***] Fab referred to in the provisions of this Appendix D of the Micron Initial Capital Contribution is not complete at the time of such Liquidating Event, a portion of the $[***] described above shall be deemed contributed, which portion shall be proportionate to the percentage of completion of such construction as determined by the Members in good faith.

D-2

ATTACHMENT D-1

FORM OF INITIAL CONTRIBUTION NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES. THIS NOTE HAS BEEN ISSUED IN RELIANCE UPON THE REPRESENTATION OF THE HOLDER THAT IT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARDS THE RESALE OR OTHER DISTRIBUTION THEREOF. THIS NOTE MAY NOT BE TRANSFERRED OR RESOLD.

INTEL CORPORATION

PROMISSORY NOTE

No.: [ ]
Principal Amount: $[ ]	Location: [ ]
Date of Issuance: [ ]

FOR VALUE RECEIVED, Intel Corporation, a Delaware corporation (“Intel”), promises to pay to IM Flash Technologies, LLC, a Delaware limited liability company (the “Joint Venture Company”), the principal sum of [                                                            ] Dollars ($[                        ]) in accordance with Section 2 of this Promissory Note (this “Note”).

This Note is delivered as a Capital Contribution to the Joint Venture Company pursuant to Section 2.1(A) of the Limited Liability Company Operating Agreement dated January 6th, 2006, of the Joint Venture Company (the “Operating Agreement”) and is issued under and subject to the terms, provisions and conditions of the Operating Agreement. Capitalized terms used in this Note and not defined shall have the meanings set forth in the Operating Agreement.

1.                                       TERM.

(a)                                  This Note shall remain outstanding until the payment of the entire principal balance of this Note (such unpaid principal balance at any given time is referred to a the “Outstanding Balance”).

2.                                       PAYMENTS.

Payments of the Outstanding Balance shall become due and payable by Intel to the Joint Venture Company (a) in whole or in part on the tenth Business Day following written notice by the Lead Controller of the Joint Venture Company sent to Intel that such amounts are necessary for the operation of the Joint Venture Company in accordance with the then-effective Approved Business Plan; and (b) in whole upon the liquidation of the Joint Venture Company in accordance with Article 13 of the Operating Agreement.

D-1-1

3.                                       MISCELLANEOUS.

3.1                                 This Note shall be construed and enforced in accordance with and governed by the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof.

3.2                                 The titles, captions and headings of this Note are provided for convenience of reference only and shall not be deemed to constitute a part of this Note. Unless otherwise specifically stated, all references herein to “sections” and “appendices” will mean “sections” and “appendices” to this Note.

3.3                                 All notices to the Joint Venture Company shall be sent addressed to the Authorized Officers, or the Chief Executive Officer, as applicable, of the Joint Venture Company at the Joint Venture Company’s principal place of business. All notices to Intel shall be addressed to Intel at the address as may be specified by Intel from time to time in a notice to the Joint Venture Company. Notwithstanding the foregoing, the initial notice addresses for the Joint Venture Company and Intel are set forth below. All notices are effective the next day, if sent by recognized overnight courier or facsimile, or five (5) days after deposit in the United States mail, postage prepaid, properly addressed and return receipt requested.

To the Joint Venture Company:	To Intel:
IM Flash Technologies, LLC 1550 East 3400 North Lehi, Utah 84043	2200 Mission College Blvd. Mailstop SC4-203 Santa Clara, CA 95054

Fax Number: (801) 767-5370	Fax Number: (408) 653-8050

3.4                                 This Note may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.5                                 Should any provision of this Note be deemed in contradiction with the laws of any jurisdiction in which it is to be performed or unenforceable for any reason, such provision shall be deemed null and void, but this Note shall remain in full force in all other respects and the parties hereto shall negotiate in good faith appropriate modifications to this Note that most nearly effects the parties’ intent in entering into this Note.

3.6                                 Intel hereby waives presentment, demand, protest, notice of dishonor, diligence and all other notices, any release or discharge arising from any extension of time, discharge of a prior party, release of any or all of any security given from time to time for this Note, or other cause of release or discharge other than actual payment in full hereof.

3.7                                 It is expressly agreed that if this Note is referred to an attorney or if suit is brought to collect or interpret this Note or any part hereof or to enforce or protect any rights conferred upon the Joint Venture Company by this Note or any other document evidencing this Note, then Intel promises and agrees to pay all costs, including attorneys’ fees, incurred by the Joint Venture Company.

D-1-2

3.8                                 In the event of any conflict between the provisions of the Operating Agreement and this Note, the provisions of the Operating Agreement shall control.

D-1-3

IN WITNESS WHEREOF, Intel has executed this Note as of the date first above written.

INTEL CORPORATION

By:

Name:

Title:

ACKNOWLEDGED AND ACCEPTED:

IM FLASH TECHNOLOGIES, LLC

By:

Name:

Title:

SIGNATURE PAGE TO

PROMISSORY NOTE

ISSUED BY INTEL CORPORATION

TO IM FLASH TECHNOLOGIES, LLC

D-1-4

APPENDIX E

IM FLASH TECHNOLOGIES, LLC

MANUFACTURING COMMITTEE

Manufacturing Committee Charter

The Manufacturing Committee is formed by the Members to perform certain functions in relation to the LLC Operating Agreement, the Supply Agreements between the Members and the Joint Venture Company and the manufacturing, supply and services agreements entered into by the Joint Venture Company.

A.                                   Purpose and Functions of the Manufacturing Committee.

The primary purpose of the Manufacturing Committee is to review and approve certain proposed plans and actions of the Joint Venture Company prior to submission to the Members and/or the Board of Managers. In addition, the Manufacturing Committee shall assist and advise the Joint Venture Company and the Members in establishing, monitoring and improving the Product roadmap and loading, output and assembly and testing strategy of the Joint Venture Company. In fulfilling such purpose, the Manufacturing Committee shall approve the Joint Venture Company’s proposed plans or actions as specified herein and may request the Joint Venture Company to explore alternatives to such proposals for resubmission to the Manufacturing Committee. The Manufacturing Committee’s functions shall include:

1.                                       Review the performance and projected performance of the Joint Venture Company against the Operating Plan and Performance Criteria (including projected cost, capacity, cycle-time, yield and quality) on a quarterly basis.

2.                                       Review and approve proposed adjustments to the Probed Wafer Cost Forecast and the Projected Output Forecast, all as specified and defined in the Boise Supply Agreement.

3.                                       Review of the Joint Venture Company’s monthly updates and reports of performance to the Operating Plan (including the Manufacturing Plan, Assembly Plan and Test Plan) and performance to the ramp plan.

4.                                       Review and approve for submission to the Board of Managers the Joint Venture Company’s quarterly update of the Operating Plan and the Proposed Loading Plan.

5.                                       Review and approve for submission to the Board of Managers the Joint Venture Company’s proposed Operating Plan (annually) in support of the Joint Venture Company’s Annual Business Plan, including but not limited to the Joint Venture Company’s proposed operating and capital expenditure plan.

6.                                       Review and advisory endorsement of the Joint Venture Company’s packaging, assembly and test strategy in support of the Joint Venture Company’s Annual Business Plan, including but not limited to the Joint Venture Company’s proposed operating and capital expenditure plan.

7.                                       Review and approve the Joint Venture Company’s proposed service agreement and support requests of each Member.

8.                                       Review the Joint Venture Company’s proposals for project related secondment.

9.                                       Serve as an advice forum (on a non-binding basis) on best known methods and arrange for advice to the Joint Venture Company from Micron and Intel regarding manufacturing, assembly and testing process and operations, with the goal of improved production performance and ramp issue resolution. Such advice may include, but not necessarily be limited to advice on manufacturing process integration, manufacturing operations, fab automation, and strategy on assembly and testing operations or subcontracting.

10.                                 Such other functions as the Joint Venture Company and the Members may specify by written consent.

B.                                    Membership and Procedure.

1.               Membership on Manufacturing Committee.

a.                                       Number and Appointment of Manufacturing Committee Members. The Manufacturing Committee shall have eight (8) members or such other number as the Parties may specify by written consent. The members shall be the Intel Executive Officer and the Micron Executive Officer (or their replacement) with the remaining members being appointed one-half by Micron and one-half by Intel. Unless the Members otherwise specify, the members of the Manufacturing Committee appointed by each Member shall include:

(i)                                     A planning manager having factory tactical planning, loading and scheduling experience, including logistics;

(ii)                                  A manufacturing finance officer or director or business officer; and

(iii)                               A director with manufacturing, strategic factory capacity, materials, purchasing and demand planning experience.

The qualifications of any individual appointed by any Member to serve on the Manufacturing Committee shall be determined in the discretion of that Member. The initial members appointed by Micron and Intel to the Manufacturing Committee shall be named within thirty (30) days of the Effective Date.

b.                                      Removal and Vacancies. Each Member having the right to appoint a member of the Manufacturing Committee in accordance with this Section shall also have the right, in its sole discretion, to remove such member at any time by delivery of written notice to the other

Member and the Joint Venture Company. Any vacancy on the Manufacturing Committee for any reason (including as a result of the death, resignation, retirement or removal pursuant to this Section of any member of the Manufacturing Committee) shall be filled by the Member that appointed such member of the Manufacturing Committee. Unless a member of the Manufacturing Committee resigns, dies, retires or is removed in accordance with this Section, he or she shall hold office until a successor shall have been duly appointed by the appointing Member.

2.                                       Additional Attendees at Manufacturing Committee Meetings. The Chief Financial Officer and the Planning Manager of the Joint Venture Company may attend all meetings of the Manufacturing Committee, but shall not be deemed members of the Manufacturing Committee and shall have no right to vote. In addition, the Manufacturing Committee may establish rules with respect to the attendance at the Manufacturing Committee meetings of staff and other invitees.

3.                                       Chairman of the Manufacturing Committee. The Board of Managers of the Joint Venture shall annually appoint the Intel or Micron Executive Officer (or their replacement) on a rotating basis to serve as the chairman of the Manufacturing Committee (the “Chairman”). The Chairman shall preside at all meetings of the Manufacturing Committee and shall have such other duties and responsibilities as may be assigned to him by the Manufacturing Committee. The Chairman may delegate to the other Executive Officer, if any, authority to chair any meeting, either on a temporary or a permanent basis. The Chairman shall determine the agenda of each meeting of the Manufacturing Committee, but the other Executive Officer, if any, and any member of the Manufacturing Committee shall have the right to request that additional items be included in the agenda for any meeting and such items shall be included in the agenda and presented for discussion. The Chairman shall not have the power to end discussion on an agenda item, unless termination of the discussion is agreed to by a majority of the Committee members present at the meeting.

4.                                       Voting. The Joint Venture Company, Micron and Intel shall each be entitled to one (1) vote for each respective company. If the members representing any one company (the Joint Venture Company, Micron or Intel) cannot agree on how to cast their vote they must abstain from the vote. All actions, determinations or resolutions of the Manufacturing Committee at a meeting shall require the unanimous affirmative vote or consent of the three (3) votes at such meeting at which a quorum is present.

5.                                       Meetings of the Manufacturing Committee; Quorum. The Manufacturing Committee shall hold meetings at least once per calendar month at such times and at such locations as the Manufacturing Committee may establish. The presence of the Intel and Micron Executive Officers (or their replacement) and at least two (2) members of the Manufacturing Committee appointed by each Member, in person or by telephone conference or by other means of communications acceptable to the Manufacturing Committee, shall be necessary and sufficient to constitute a quorum for the purpose of taking action at any meeting of the Manufacturing Committee. No action taken by the Manufacturing Committee at any meeting shall be valid unless the requisite quorum is present.

6.                                       Failure to Reach Agreement.

a.               If the Manufacturing Committee fails to secure a unanimous vote on any matter in Section A requiring approval of the Manufacturing Committee, then “Deadlock” shall be deemed to occur with respect to such matter. The Manufacturing Committee shall then have a ten (10) day period during which it shall hold at least one (1) additional meeting at which it shall make a good faith effort to break the Deadlock. The additional meetings shall be held at the time and place agreed to by the members of the Manufacturing Committee, or if the members are unable to agree, at a time and place determined by the Chairman of the Manufacturing Committee, on at least two (2) days’ written notice.

b.              If the Manufacturing Committee fails to break the Deadlock during such ten (10) day period the matter shall then be referred to the Board of Managers of the Joint Venture Company for resolution that shall be binding on the Joint Venture Company and each of the Members. Any Tie Vote at the Board of Managers on such matter shall be resolved in the manner set forth in the Operating Agreement. Notwithstanding the foregoing, if the Board of Managers fails to approve a specific [***] for a [***], then Intel and Micron may designate the [***] for such [***] in accordance with their respective Sharing Interests.

7.                                       Notice; Waiver. The regular monthly meetings of the Manufacturing Committee shall be held upon not less than five (5) Business Days’ written notice. Additional meetings of the Manufacturing Committee shall be held (A) at such other times as may be determined by the Manufacturing Committee, (B) at the request of at least two (2) members of the Manufacturing Committee or the Intel or Micron Executive Officer (or their replacement), upon not less than five (5) Business Days’ written notice or (C) in accordance with Section 5, following a failure by the Manufacturing Committee to adopt or reject a proposal for action presented to it. For purposes of this Section, notice may be provided via facsimile, e-mail or any other manner provided in Section 18.1 of the Operating Agreement, or telephonic notice to each member of the Manufacturing Committee (which notice shall be provided to the other members of the Manufacturing Committee by the requesting members of the Manufacturing Committee). The presence of any member of the Manufacturing Committee at a meeting (including by means of telephone conference or other means of communications acceptable to the Manufacturing Committee) shall constitute a waiver of notice of the meeting with respect to such Manager, unless such member of the Manufacturing Committee declares at the meeting that such member of the Manufacturing Committee objects to the notice as having been improperly given. The Manufacturing Committee shall cause written minutes to be prepared of all actions taken by the Manufacturing Committee and shall cause a copy thereof to be delivered to each member of the Manufacturing Committee within fifteen (15) days.

8.                                       Action without a Meeting. On any matter that is to be voted on, consented to or approved by the Manufacturing Committee, the Manufacturing Committee may take such action without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by the members of the Manufacturing Committee having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all the members of the Manufacturing Committee were present and voted.

9.                                       Meetings by Telecommunications. Unless the Manufacturing Committee determines otherwise, members of the Manufacturing Committee shall have the right to participate in all meetings of the Manufacturing Committee by means of a telephone conference or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting.

10.                                 Compensation of Members of the Manufacturing Committee. The members of the Manufacturing Committee, in their capacity as such, shall not receive compensation. Each Member shall bear the cost and expenses incurred by its appointed members of the Manufacturing Committee in connection with the Joint Venture Company’s business while such members of the Manufacturing Committee are serving in such capacity.

EXHIBIT A

FORM OF
MANDATORY NOTE

NEITHER THIS NOTE NOR ANY INTEREST IN THE JOINT VENTURE COMPANY (AS DEFINED BELOW) THAT MAY BE ACQUIRED UPON CONVERSION OF THIS NOTE HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES. THIS NOTE HAS BEEN ISSUED IN RELIANCE UPON THE REPRESENTATION OF THE HOLDER THAT IT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARDS THE RESALE OR OTHER DISTRIBUTION THEREOF. THIS NOTE AND ANY INTEREST IN THE JOINT VENTURE COMPANY ACQUIRED UPON CONVERSION OF THIS NOTE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD UNLESS PERMITTED UNDER SECTIONS 12.2 OR 12.5 OF THE LIMITED LIABILITY COMPANY OPERATING AGREEMENT, DATED JANUARY 6, 2006, OF THE JOINT VENTURE COMPANY AND THEN ONLY PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

IM FLASH TECHNOLOGIES, LLC

REDEEMABLE NOTE

No.:
Principal Amount: $[ ]	Location: [ ]
Date of Issuance: [ ]	Maturity Date: [ ]

FOR VALUE RECEIVED, IM Flash Technologies, LLC, a Delaware limited liability company (the “Joint Venture Company”), promises to pay to [                     ], a Delaware corporation (the “Funding Member”), or such Wholly-Owned Subsidiary of the Funding Member as the Funding Member may designate, the principal sum of [                  ] Dollars ($[                    ]) and to pay interest on the outstanding principal of this Convertible Promissory Note (this “Note”), in accordance with Section 2 of this Note.

This Note is delivered in exchange for Member Debt Financing received from the Funding Member pursuant to Section 3.1 of the Limited Liability Company Operating Agreement dated January 6, 2006, of the Joint Venture Company (the “Operating Agreement”) and is issued under and subject to the terms, provisions and conditions of the Operating Agreement. Reference is hereby made to the Operating Agreement for a full statement of the respective rights, limitations of rights and duties of the Joint Venture Company, the Funding Member and [                       ], a Delaware corporation (the “Non-Funding Member”) and the terms under which this Note is issued and delivered. Capitalized terms used in this Note and not

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defined shall have the meanings set forth in the Operating Agreement. This Note may be one of a series of Notes issued pursuant to Section 3.1 of the Operating Agreement. This Note is [a Mandatory Shortfall Note] [a Mandatory Equalization Note].

1.                                       TERM.

(a)                                  Subject to paragraph (b) below, from and after the date that is [***] after the date of this Note (the “Maturity Date”), the Funding Member shall elect to either:

(i)                                     convert this Note in accordance with Section 4 below; or

(ii)                                  permit this Note to remain outstanding (in which case this Note shall become a Continuing Mandatory Note) with the Maturity Date being the Liquidation Date (the Maturity Date as so extended, the “Extended Maturity Date”).

In the event that the Funding Member fails to make an election under clause (i) or clause (ii) above, the Funding Member shall be deemed to have elected to permit this Note to remain outstanding in accordance with clause (ii) above, and this Note and the related Mandatory [Equalization][Shortfall] Note, shall automatically become a Continuing Mandatory Note.

(b)                                 Subject to Section 4 below, upon the date of the first distribution under Section 13.13(C) of the Operating Agreement, the Outstanding Balance, plus all accrued and unpaid interest thereon, shall become due.

2.                                       INTEREST. [Mandatory Equalization Note:  [***].]

[Mandatory Shortfall Note:  As provided in the Operating Agreement, interest on the unpaid principal balance of this Note (such unpaid principal balance at any given time is referred to as the “Outstanding Balance”) will accrue as follows:

(a)                                  For the [***] after the issue date of this Note, interest will accrue at the [***] (as reported in the [***]), as in effect on the issue date of this Note and adjusted every [***], plus [***] ([***]) basis points, per annum, compounded [***], calculated on the basis of a 360 day year and actual days elapsed.

(b)                                 For the period starting on the day after the [***] anniversary of the issue date of this Note through the Maturity Date, interest will accrue at the [***] (as reported in the [***]), as in effect on the [***] anniversary of the issue date of this Note and adjusted every [***], per annum, compounded [***], calculated on the basis of a 360 day year and actual days elapsed.

(c)                                  [***] will accrue on the Outstanding Balance from the Maturity Date until this Note is converted or redeemed in full.]

All payments received shall be applied first against costs of collection and enforcement (if any), then against accrued and unpaid interest, and then against principal.

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3.                                       PREPAYMENT. The Joint Venture Company shall prepay, without premium or penalty, this Note if, as and to the extent required by the Operating Agreement, but only upon written notice executed by the chief executive officer of the holder of this Note.

4.                                       CONVERSION.

(a)                                  At any time, and from time to time, from the Maturity Date through the Extended Maturity Date, the Funding Member may, at its election, transfer to the Joint Venture Company as a Capital Contribution all or a portion of the Outstanding Balance plus all accrued and unpaid interest thereon and such amount shall be added to the Capital Contribution Balance of the Funding Member (a “Conversion”).

(b)                                 If the Outstanding Balance plus all accrued and unpaid interest thereon shall become due as set forth in Section 1(b) above, (i) the Funding Member may elect to make a Conversion in full, but not in part, of the Outstanding Balance plus all accrued and unpaid interest thereon or (ii) if the Funding Member does not so elect, a Conversion of the Outstanding Balance plus all accrued and unpaid interest thereon (in full, but not in part) may be effected in accordance with Section 13.13(B) of the Operating Agreement.

(c)                                  Upon the occurrence of an Event of Default under Section 5 below, the Funding Member may, in addition to the remedies set forth in Section 6 below, elect to make a Conversion.

5.                                       DEFAULT. The occurrence of any one or more of the following events, acts or occurrences shall constitute an event of default (each an “Event of Default”):

(a)                                  failure by the Joint Venture Company to pay any principal of or interest on this Note as and when required by the Operating Agreement or the terms hereof, unless the Funding Member makes an election under Section 1(a) hereof; and

(b)                                 (i) the entry of a decree or order for relief of the Joint Venture Company by a court of competent jurisdiction in any involuntary case involving the Joint Venture Company under any bankruptcy, insolvency or other similar law now or hereafter in effect; (ii) the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar agent for the Joint Venture Company or for any substantial part of the Joint Venture Company’s assets or property; (iii) the ordering of the winding up or liquidation of the Joint Venture Company’s affairs; (iv) the filing with respect to the Joint Venture Company of a petition in any such involuntary bankruptcy case, which petition remains undismissed for a period of sixty (60) days or which is dismissed or suspended pursuant to Section 305 of the Federal Bankruptcy Code (or any corresponding provision of any future United States bankruptcy law); (v) the commencement by the Joint Venture Company of a voluntary case under any bankruptcy, insolvency or other similar law now or hereafter in effect; (vi) the consent by the Joint Venture Company to the entry of an order for relief in an involuntary case under any such law or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar agent for the Joint Venture Company or for any substantial part of the Joint Venture Company’s assets or property; or (vii) the making by the Joint Venture Company of any general assignment for the benefit of creditors.

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6.                                       REMEDIES. If an Event of Default occurs, the Funding Member may, at its election, (a) elect to make a Conversion in accordance with Section 4 above, (b) accelerate repayment of the Outstanding Balance, in which case the Outstanding Balance plus all accrued and unpaid interest thereon shall be due and payable immediately, and (c) pursue a claim for payment of the amounts required to be paid under the Operating Agreement or this Note.

7.                                       MISCELLANEOUS.

7.1                                 This Note shall be construed and enforced in accordance with and governed by the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof.

7.2                                 The titles, captions and headings of this Note are provided for convenience of reference only and shall not be deemed to constitute a part of this Note. Unless otherwise specifically stated, all references herein to “sections” and “appendices” will mean “sections” and “appendices” to this Note.

7.3                                 All notices to the Joint Venture Company shall be sent addressed to the Authorized Officers, or the Chief Executive Officer, as applicable, of the Joint Venture Company at the Joint Venture Company’s principal place of business. All notices to the Funding Member or the Non-Funding Member shall be sent addressed to such Member at the address as may be specified by Members from time to time in a notice to the Joint Venture Company. Notwithstanding the foregoing, the initial notice addresses for the Joint Venture Company and the Members are set forth below. All notices are effective the next day, if sent by recognized overnight courier or facsimile, or five (5) days after deposit in the United States mail, postage prepaid, properly addressed and return receipt requested.

To the Joint Venture Company:	To the Funding Member:
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]

Fax Number: [ ]	Fax Number: [ ]

7.4                                 No delay or omission to exercise any right, power or remedy accruing to the Funding Member, upon any breach or default of the Joint Venture Company under this Note, shall impair any such right, power or remedy of the Funding Member nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach of default thereafter occurring or any waiver of any other breach or default theretofore or thereafter occurring. The acceptance at any time by the Funding Member of any past-due amount shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable. Any waiver, permit, consent or approval of any kind or character on the part of the Funding Member of any breach of default under this Note or any waiver on the part of the Funding Member of any provisions or conditions of this Note, must be in writing and shall be effective only to the extent specifically set forth in such writing. All other

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remedies provided for in this Note shall be exclusive and shall be in lieu of any other remedies that the Funding Member may have in respect of this Note, at law or in equity.

7.5                                 This Note may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.6                                 Should any provision of this Note be deemed in contradiction with the laws of any jurisdiction in which it is to be performed or unenforceable for any reason, such provision shall be deemed null and void, but this Note shall remain in full force in all other respects and the parties hereto shall negotiate in good faith appropriate modifications to this Note that most nearly effects the parties’ intent in entering into this Note.

7.7                                 The Joint Venture Company hereby waives presentment, demand, protest, notice of dishonor, diligence and all other notices, any release or discharge arising from any extension of time, discharge of a prior party, release of any or all of any security given from time to time for this Note, or other cause of release or discharge other than actual payment in full hereof.

7.8                                 The Funding Member shall not be deemed, by any act or omission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by the Funding Member and then only to the extent specifically set forth in such writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

7.9                                 Time is of the essence hereof.

7.10                           It is expressly agreed that if this Note is referred to an attorney or if suit is brought to collect or interpret this Note or any part hereof or to enforce or protect any rights conferred upon the Funding Member by this Note or any other document evidencing this Note, then the Joint Venture Company promises and agrees to pay all costs, including attorneys’ fees, incurred by the Funding Member.

7.11                           If any provisions of this Note would require the Joint Venture Company to pay interest hereon at a rate exceeding the highest rate allowed by applicable law, the Joint Venture Company shall instead pay interest under this Note at the highest rate permitted by applicable law.

7.12                           In the event of any conflict between the provisions of the Operating Agreement and this Note, the provisions of the Operating Agreement shall control.

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IN WITNESS WHEREOF, the Joint Venture Company has executed this Note as of the date first above written.

IM FLASH TECHNOLOGIES, LLC

By:

Name:

Title:

ACKNOWLEDGED AND ACCEPTED:

[ ], the Funding Member

By:

Name:

Title:

SIGNATURE PAGE TO

PROMISSORY NOTE

ISSUED BY IM FLASH TECHNOLOGIES

TO [               ]

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EXHIBIT B

FORM OF OPTIONAL [***] NOTE

NEITHER THIS NOTE NOR ANY INTEREST IN THE JOINT VENTURE COMPANY (AS DEFINED BELOW) THAT MAY BE ACQUIRED UPON CONVERSION OF THIS NOTE HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES. THIS NOTE HAS BEEN ISSUED IN RELIANCE UPON THE REPRESENTATION OF THE HOLDER THAT IT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARDS THE RESALE OR OTHER DISTRIBUTION THEREOF. THIS NOTE AND ANY INTEREST IN THE JOINT VENTURE COMPANY ACQUIRED UPON CONVERSION OF THIS NOTE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD UNLESS PERMITTED UNDER SECTIONS 12.2 OR 12.5 OF THE LIMITED LIABILITY COMPANY OPERATING AGREEMENT, DATED JANUARY 6, 2006, OF THE JOINT VENTURE COMPANY AND THEN ONLY PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

IM FLASH TECHNOLOGIES, LLC

REDEEMABLE NOTE

No.:
Principal Amount: $[ ]	Location: [ ]
Date of Issuance: [ ]	Maturity Date: [ ]

FOR VALUE RECEIVED, IM Flash Technologies, LLC, a Delaware limited liability company (the “Joint Venture Company”), promises to pay to [                       ], a Delaware corporation (the “Funding Member”), or such Wholly-Owned Subsidiary of the Funding Member as the Funding Member may designate, the principal sum of [                  ] Dollars ($[                   ]) and to pay interest on the outstanding principal of this Convertible Promissory Note (this “Note”), in accordance with Section 2 of this Note.

This Note is delivered in exchange for Member Debt Financing received from the Funding Member pursuant to Section 3.2 of the Limited Liability Company Operating Agreement dated January 6, 2006, of the Joint Venture Company (the “Operating Agreement”) and is issued under and subject to the terms, provisions and conditions of the Operating Agreement. Reference is hereby made to the Operating Agreement for a full statement of the respective rights, limitations of rights and duties of the Joint Venture Company, the Funding Member and [               ], a Delaware corporation (the “Non-Funding Member”) and the terms under which this Note is issued and delivered. Capitalized terms used in this Note and not defined shall have the meanings set forth in the Operating Agreement. This Note may be one of

B-1

a series of Notes issued pursuant to Section 3.2 of the Operating Agreement. This Note is [an Optional [***] Shortfall Note] [an Optional [***] Equalization Note].

1.                                       TERM. (a) This note will mature on the [***].

(b)                                 Subject to Section 4 below, upon the date of the first distribution under Section 13.13(C) of the Operating Agreement, the Outstanding Balance, plus all accrued and unpaid interest thereon, shall become due.

2.                                       INTEREST. [Optional [***] Equalization Note:  [***].]

[Optional [***] Shortfall Note:  As provided in the Operating Agreement, interest on the unpaid principal balance of this Note (such unpaid principal balance at any given time is referred to as the “Outstanding Balance”) will accrue at the [***] (as reported in the [***]), as in effect on the issue date of this Note and adjusted every [***], per annum, compounded [***], calculated on the basis of a 360 day year and actual days elapsed.

All payments received shall be applied first against costs of collection and enforcement (if any), then against accrued and unpaid interest, and then against principal.

3.                                       PREPAYMENT. The Joint Venture Company shall prepay, without premium or penalty, this Note if, as and to the extent required by the Operating Agreement, but only upon written notice executed by the chief executive officer of the holder of this Note.

4.                                       CONVERSION.

(a)                                  At any time, and from time to time, the Funding Member may, at its election, transfer to the Joint Venture Company as a Capital Contribution all or a portion of the Outstanding Balance plus all accrued and unpaid interest thereon and such amount shall be added to the Capital Contribution Balance of the Funding Member (a “Conversion”).

(b)                                 If the Outstanding Balance plus all accrued and unpaid interest thereon shall become due as set forth in Section 1(b) above, (i) the Funding Member may elect to make a Conversion in full, but not in part, of the Outstanding Balance plus all accrued and unpaid interest thereon or (ii) if the Funding Member does not so elect, a Conversion of the Outstanding Balance plus all accrued and unpaid interest thereon (in full, but not in part) may be effected in accordance with Section 13.13(B) of the Operating Agreement.

(c)                                  Upon the occurrence of an Event of Default under Section 5 below, the Funding Member may, in addition to the remedies set forth in Section 6 below, elect to make a Conversion.

5.                                       DEFAULT. The occurrence of any one or more of the following events, acts or occurrences shall constitute an event of default (each an “Event of Default”):

(a)                                  failure by the Joint Venture Company to pay any principal of or interest on this Note as and when required by the Operating Agreement or the terms hereof; and

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(b)                                 (i) the entry of a decree or order for relief of the Joint Venture Company by a court of competent jurisdiction in any involuntary case involving the Joint Venture Company under any bankruptcy, insolvency or other similar law now or hereafter in effect; (ii) the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar agent for the Joint Venture Company or for any substantial part of the Joint Venture Company’s assets or property; (iii) the ordering of the winding up or liquidation of the Joint Venture Company’s affairs; (iv) the filing with respect to the Joint Venture Company of a petition in any such involuntary bankruptcy case, which petition remains undismissed for a period of sixty (60) days or which is dismissed or suspended pursuant to Section 305 of the Federal Bankruptcy Code (or any corresponding provision of any future United States bankruptcy law); (v) the commencement by the Joint Venture Company of a voluntary case under any bankruptcy, insolvency or other similar law now or hereafter in effect; (vi) the consent by the Joint Venture Company to the entry of an order for relief in an involuntary case under any such law or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar agent for the Joint Venture Company or for any substantial part of the Joint Venture Company’s assets or property; or (vii) the making by the Joint Venture Company of any general assignment for the benefit of creditors.

6.                                       REMEDIES. If an Event of Default occurs, the Funding Member may, at its election, (a) elect to make a Conversion in accordance with Section 4 above, (b) accelerate repayment of the Outstanding Balance, in which case the Outstanding Balance plus all accrued and unpaid interest thereon shall be due and payable immediately, and (c) pursue a claim for payment of the amounts required to be paid under the Operating Agreement or this Note.

7.                                       MISCELLANEOUS.

7.1                                 This Note shall be construed and enforced in accordance with and governed by the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof.

7.2                                 The titles, captions and headings of this Note are provided for convenience of reference only and shall not be deemed to constitute a part of this Note. Unless otherwise specifically stated, all references herein to “sections” and “appendices” will mean “sections” and “appendices” to this Note.

7.3                                 All notices to the Joint Venture Company shall be sent addressed to the Authorized Officers, or the Chief Executive Officer, as applicable, of the Joint Venture Company at the Joint Venture Company’s principal place of business. All notices to the Funding Member or the Non-Funding Member shall be sent addressed to such Member at the address as may be specified by Members from time to time in a notice to the Joint Venture Company. Notwithstanding the foregoing, the initial notice addresses for the Joint Venture Company and the Members are set forth below. All notices are effective the next day, if sent by recognized overnight courier or facsimile, or five (5) days after deposit in the United States mail, postage prepaid, properly addressed and return receipt requested.

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To the Joint Venture Company:	To the Funding Member:
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]

Fax Number: [ ]	Fax Number: [ ]

7.4                                 No delay or omission to exercise any right, power or remedy accruing to the Funding Member, upon any breach or default of the Joint Venture Company under this Note, shall impair any such right, power or remedy of the Funding Member nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach of default thereafter occurring or any waiver of any other breach or default theretofore or thereafter occurring. The acceptance at any time by the Funding Member of any past-due amount shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable. Any waiver, permit, consent or approval of any kind or character on the part of the Funding Member of any breach of default under this Note or any waiver on the part of the Funding Member of any provisions or conditions of this Note, must be in writing and shall be effective only to the extent specifically set forth in such writing. All other remedies provided for in this Note shall be exclusive and shall be in lieu of any other remedies that the Funding Member may have in respect of this Note, at law or in equity.

7.5                                 This Note may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.6                                 Should any provision of this Note be deemed in contradiction with the laws of any jurisdiction in which it is to be performed or unenforceable for any reason, such provision shall be deemed null and void, but this Note shall remain in full force in all other respects and the parties hereto shall negotiate in good faith appropriate modifications to this Note that most nearly effects the parties’ intent in entering into this Note.

7.7                                 The Joint Venture Company hereby waives presentment, demand, protest, notice of dishonor, diligence and all other notices, any release or discharge arising from any extension of time, discharge of a prior party, release of any or all of any security given from time to time for this Note, or other cause of release or discharge other than actual payment in full hereof.

7.8                                 The Funding Member shall not be deemed, by any act or omission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by the Funding Member and then only to the extent specifically set forth in such writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

7.9                                 Time is of the essence hereof.

7.10                           It is expressly agreed that if this Note is referred to an attorney or if suit is brought to collect or interpret this Note or any part hereof or to enforce or protect any rights conferred

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upon the Funding Member by this Note or any other document evidencing this Note, then the Joint Venture Company promises and agrees to pay all costs, including attorneys’ fees, incurred by the Funding Member.

7.11                           If any provisions of this Note would require the Joint Venture Company to pay interest hereon at a rate exceeding the highest rate allowed by applicable law, the Joint Venture Company shall instead pay interest under this Note at the highest rate permitted by applicable law.

7.12                           In the event of any conflict between the provisions of the Operating Agreement and this Note, the provisions of the Operating Agreement shall control.

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IN WITNESS WHEREOF, the Joint Venture Company has executed this Note as of the date first above written.

IM FLASH TECHNOLOGIES, LLC

By:

Name:

Title:

ACKNOWLEDGED AND ACCEPTED:

[ ], the Funding Member

By:

Name:

Title:

SIGNATURE PAGE TO

PROMISSORY NOTE

ISSUED BY IM FLASH TECHNOLOGIES

TO [              ]

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EXHIBIT C

FORM OF OPTIONAL OTHER NOTE

NEITHER THIS NOTE NOR ANY INTEREST IN THE JOINT VENTURE COMPANY (AS DEFINED BELOW) THAT MAY BE ACQUIRED UPON CONVERSION OF THIS NOTE HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES. THIS NOTE HAS BEEN ISSUED IN RELIANCE UPON THE REPRESENTATION OF THE HOLDER THAT IT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARDS THE RESALE OR OTHER DISTRIBUTION THEREOF. THIS NOTE AND ANY INTEREST IN THE JOINT VENTURE COMPANY ACQUIRED UPON CONVERSION OF THIS NOTE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD UNLESS PERMITTED UNDER SECTIONS 12.2 OR 12.5 OF THE LIMITED LIABILITY COMPANY OPERATING AGREEMENT, DATED JANUARY 6, 2006, OF THE JOINT VENTURE COMPANY AND THEN ONLY PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

IM FLASH TECHNOLOGIES, LLC

REDEEMABLE NOTE

No.:
Principal Amount: $[ ]	Location: [ ]
Date of Issuance: [ ]	Maturity Date: [ ]

FOR VALUE RECEIVED, IM Flash Technologies, LLC, a Delaware limited liability company (the “Joint Venture Company”), promises to pay to [                         ], a Delaware corporation (the “Funding Member”), or such Wholly-Owned Subsidiary of the Funding Member as the Funding Member may designate, the principal sum of [                     ] Dollars ($[                     ])of this Convertible Promissory Note (this “Note”), in accordance with Section 2 of this Note.

This Note is delivered in exchange for Member Debt Financing received from the Funding Member pursuant to Section 3.3 of the Limited Liability Company Operating Agreement dated January 6, 2006, of the Joint Venture Company (the “Operating Agreement”) and is issued under and subject to the terms, provisions and conditions of the Operating Agreement. Reference is hereby made to the Operating Agreement for a full statement of the respective rights, limitations of rights and duties of the Joint Venture Company, the Funding Member and [                      ], a Delaware corporation (the “Non-Funding Member”) and the terms under which this Note is issued and delivered. Capitalized terms used in this Note and not defined shall have the meanings set forth in the Operating Agreement. This Note may be one of a series of Notes issued pursuant to Section 3.3 of the Operating Agreement. This Note is an Optional Other Shortfall Note.

1.                                       TERM. This Note will mature on the [***].

2.                                       INTEREST. [***].

3.                                       PREPAYMENT. The Joint Venture Company shall prepay, without premium or penalty, this Note if, as and to the extent required by the Operating Agreement, but only upon written notice executed by the chief executive officer of the holder of this Note.

4.                                       CONVERSION.

(a)                                  At any time, and from time to time, the Funding Member may, at its election, transfer to the Joint Venture Company as a Capital Contribution all or a portion of the Outstanding Balance thereon and such amount shall be added to the Capital Contribution Balance of the Funding Member (a “Conversion”).

(b)                                 Upon the occurrence of an Event of Default under Section 5 below, the Funding Member may, in addition to the remedies set forth in Section 6 below, elect to make a Conversion.

5.                                       DEFAULT. The occurrence of any one or more of the following events, acts or occurrences shall constitute an event of default (each an “Event of Default”):

(a)                                  failure by the Joint Venture Company to pay any principal of on this Note as and when required by the Operating Agreement or the terms hereof; and

(b)                                 (i) the entry of a decree or order for relief of the Joint Venture Company by a court of competent jurisdiction in any involuntary case involving the Joint Venture Company under any bankruptcy, insolvency or other similar law now or hereafter in effect; (ii) the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar agent for the Joint Venture Company or for any substantial part of the Joint Venture Company’s assets or property; (iii) the ordering of the winding up or liquidation of the Joint Venture Company’s affairs; (iv) the filing with respect to the Joint Venture Company of a petition in any such involuntary bankruptcy case, which petition remains undismissed for a period of sixty (60) days or which is dismissed or suspended pursuant to Section 305 of the Federal Bankruptcy Code (or any corresponding provision of any future United States bankruptcy law); (v) the commencement by the Joint Venture Company of a voluntary case under any bankruptcy, insolvency or other similar law now or hereafter in effect; (vi) the consent by the Joint Venture Company to the entry of an order for relief in an involuntary case under any such law or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar agent for the Joint Venture Company or for any substantial part of the Joint Venture Company’s assets or property; or (vii) the making by the Joint Venture Company of any general assignment for the benefit of creditors.

6.                                       REMEDIES. If an Event of Default occurs, the Funding Member may, at its election, (a) elect to make a Conversion in accordance with Section 4 above, (b) accelerate repayment of the Outstanding Balance, in which case the Outstanding Balance shall be due and payable immediately, and (c) pursue a claim for payment of the amounts required to be paid under the Operating Agreement or this Note.

7.                                       MISCELLANEOUS.

7.1                                 This Note shall be construed and enforced in accordance with and governed by the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof.

7.2                                 The titles, captions and headings of this Note are provided for convenience of reference only and shall not be deemed to constitute a part of this Note. Unless otherwise specifically stated, all references herein to “sections” and “appendices” will mean “sections” and “appendices” to this Note.

7.3                                 All notices to the Joint Venture Company shall be sent addressed to the Authorized Officers, or the Chief Executive Officer, as applicable, of the Joint Venture Company at the Joint Venture Company’s principal place of business. All notices to the Funding Member or the Non-Funding Member shall be sent addressed to such Member at the address as may be specified by Members from time to time in a notice to the Joint Venture Company. Notwithstanding the foregoing, the initial notice addresses for the Joint Venture Company and the Members are set forth below. All notices are effective the next day, if sent by recognized overnight courier or facsimile, or five (5) days after deposit in the United States mail, postage prepaid, properly addressed and return receipt requested.

To the Joint Venture Company:	To the Funding Member:
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]

Fax Number: [ ]	Fax Number: [ ]

7.4                                 No delay or omission to exercise any right, power or remedy accruing to the Funding Member, upon any breach or default of the Joint Venture Company under this Note, shall impair any such right, power or remedy of the Funding Member nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach of default thereafter occurring or any waiver of any other breach or default theretofore or thereafter occurring. The acceptance at any time by the Funding Member of any past-due amount shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable. Any waiver, permit, consent or approval of any kind or character on the part of the Funding Member of any breach of default under this Note or any waiver on the part of the Funding Member of any provisions or conditions of this Note, must be in writing and shall be effective only to the extent specifically set forth in such writing. All other remedies provided for in this Note shall be exclusive and shall be in lieu of any other remedies that the Funding Member may have in respect of this Note, at law or in equity.

7.5                                 This Note may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.6                                 Should any provision of this Note be deemed in contradiction with the laws of any jurisdiction in which it is to be performed or unenforceable for any reason, such provision shall be deemed null and void, but this Note shall remain in full force in all other respects and the parties hereto shall negotiate in good faith appropriate modifications to this Note that most nearly effects the parties’ intent in entering into this Note.

7.7                                 The Joint Venture Company hereby waives presentment, demand, protest, notice of dishonor, diligence and all other notices, any release or discharge arising from any extension of time, discharge of a prior party, release of any or all of any security given from time to time for this Note, or other cause of release or discharge other than actual payment in full hereof.

7.8                                 The Funding Member shall not be deemed, by any act or omission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by the Funding Member and then only to the extent specifically set forth in such writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

7.9                                 Time is of the essence hereof.

7.10                           It is expressly agreed that if this Note is referred to an attorney or if suit is brought to collect or interpret this Note or any part hereof or to enforce or protect any rights conferred upon the Funding Member by this Note or any other document evidencing this Note, then the Joint Venture Company promises and agrees to pay all costs, including attorneys’ fees, incurred by the Funding Member.

7.11                           If any provisions of this Note would require the Joint Venture Company to pay interest hereon at a rate exceeding the highest rate allowed by applicable law, the Joint Venture Company shall instead pay interest under this Note at the highest rate permitted by applicable law.

7.12                           In the event of any conflict between the provisions of the Operating Agreement and this Note, the provisions of the Operating Agreement shall control.

IN WITNESS WHEREOF, the Joint Venture Company has executed this Note as of the date first above written.

IM FLASH TECHNOLOGIES, LLC

By:

Name:

Title:

ACKNOWLEDGED AND ACCEPTED:

[ ], the Funding Member

By:

Name:

Title:

SIGNATURE PAGE TO

PROMISSORY NOTE

ISSUED BY IM FLASH TECHNOLOGIES

TO [              ]